FILE NO.   2-66906
                                                              FILE NO.  811-3006
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                                   ---------
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933            (X)
                          Pre-Effective Amendment No.            ( )
                        Post-Effective Amendment No. 36          (X)
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940        (X)
                                Amendment No. 40                 (X)
                                   ---------
                             JOHN HANCOCK BOND TRUST
               (Exact Name of Registrant as Specified in Charter)
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
              (Address of Principal Executive Offices) (Zip Code)
                 Registrant's Telephone Number, (617) 375-1700
                                   ---------
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                          Boston, Massachusetts 02199
                    (Name and Address of Agent for Service)
                                   ---------

It is proposed that this filing will become effective:
( ) immediately upon filing pursuant to paragraph (b) of Rule 485
(X) on March 1, 1997 pursuant to paragraph (b) of Rule 485
( ) 75 days after filing pursuant to paragraph (a) of Rule 485
( ) on (date) pursuant to paragraph (a) of Rule 485

Calculation of Registration Fees Under the Securities Act of 1933

                                                        Proposed Maximum     Proposed Aggregate
Title of Securities                Amount of Shares       Offering Price           Maximum             Amount of
 Being Registered                  Being Registered          Per Share         Offering Price       Registration Fee
 ----------------                  ----------------          ---------         --------------       ----------------
Shares of Beneficial Interest         Indefinite                N/A                 N/A                    0
Shares of Beneficial Interest         1,106,388                $9.52                N/A                   N/A

1. Registrant continues its election to register an indefinite number of shares of beneficial interest pursuant to Rule 24f-2 under the investment Company Act of 1940, as amended.

2. Registrant elects to calculate the maximum aggregate offering price pursuant to Rule 24e-2. 33,995,604 shares were redeemed during the fiscal year ended October 31, 1996. 32,889,216 shares were used for reductions pursuant to Paragraph (c) of Rule 24f-2 during the current fiscal year. 1,106,388 shares is the amount of redeemed shares used for reduction in this Amendment. Pursuant to Rule 457(c) under the Securities Act of 1933, the Maximum public offering price of $9.52 per share on February 21, 1997 is the price used as the basis for calculating the registration fee. No fee is required for the 1,106,388 shares.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of securities under the Securities Act of 1933. The Registrant filed the notice required by Rule 24f-2 for the most recent fiscal year of John Hancock Intermediate Maturity Government Fund on or about May 22, 1996. The Registrant filed the notice required by Rule 24f-2 for the most recent fiscal year of John Hancock U.S. Government Income Fund and John Hancock High Yield Bond Fund on or about December 27, 1996.



Item Number Form N-1A,                                                          Statement of Additional
      Part A                          Prospectus Caption                          Information Caption
      ------                          ------------------                          -------------------
        1                     Front Cover Page                                             *
        2                     Overview; Investor Expenses;                                 *

        3                     Financial Highlights                                         *

        4                     Overview; Goal and Strategy; Portfolio                       *
                              Securities; Risk Factors; Business
                              Structure; More About Risk

        5                     Overview; Business Structure;                                *
                              Manager/Subadviser; Investor Expenses

        6                     Choosing a Share Class; Buying Shares;                       *
                              Selling Shares; Transaction Policies;
                              Dividends and Account Policies;
                              Additional Investor Services

        7                     Choosing a Share Class; How Sales Charges                    *
                              are Calculated; Sales Charge Deductions
                              and Waivers; Opening an Account; Buying
                              Shares; Transaction Policies; Additional
                              Investor Services

        8                     Selling Shares; Transaction Policies;                        *
                              Dividends and Account Policies

        9                     Not Applicable                                               *

       10                                        *                         Front Cover Page

       11                                        *                         Table of Contents

       12                                        *                         Organization of the Fund

       13                                        *                         Investment Objectives and Policies;
                                                                           Certain Investment Practices;
                                                                           Investment Restrictions

       14                                        *                         Those Responsible for Management

       15                                        *                         Those Responsible for Management

       16                                        *                         Investment Advisory; Subadvisory
                                                                           and Other Services; Distribution
                                                                           Contract; Transfer Agent Services;
                                                                           Custody of Portfolio; Independent
                                                                           Auditors

       17                                        *                         Brokerage Allocation

       18                                        *                         Description of Fund's Shares

       19                                        *                         Net Asset Value; Additional
                                                                           Services and Programs

       20                                        *                         Tax Status

       21                                        *                         Distribution Contract

       22                                        *                         Calculation of Performance

       23                                        *                         Financial Statements


                                          JOHN HANCOCK

                                          Income Funds

                                          [Logo]
--------------------------------------------------------------------------------

  Prospectus                              Government Income Fund
  March 1, 1997*

                                          High Yield Bond Fund
  This prospectus gives vital
  information about these funds.          Intermediate Maturity
  For your own benefit and                Government Fund
  protection, please read it before
  you invest, and keep it on hand         Limited-Term Government Fund
  for future reference.
                                          Sovereign Bond Fund
  Please note that these funds:
  o are not bank deposits                 Sovereign U.S. Government Income Fund
  o are not federally insured
  o are not endorsed by any bank          Strategic Income Fund
    or government agency
  o are not guaranteed to achieve
    their goal(s)

  Some of these funds may invest up
  to 100% in junk bonds; read risk
  information carefully.

  Like all mutual fund shares,
  these securities have not been
  approved or disapproved by the
  Securities and Exchange
  Commission or any state
  securities commission, nor has
  the Securities and Exchange
  Commission or any state
  securities commission passed upon
  the accuracy or adequacy of this
  prospectus. Any representation to
  the contrary is a criminal
  offense.

 *August 30, 1996 for Limited-Term
  Government Fund and Sovereign
  Bond Fund.

                   [Logo]JOHN HANCOCK FUNDS
                         A Global Investment Management Firm
                         101 Huntington Avenue, Boston, Massachusetts 02199-7603

Contents
--------------------------------------------------------------------------------
A fund-by-fund look at goals,    Government Income Fund                        4
strategies, risks, expenses      High Yield Bond Fund                          6
and financial history.           Intermediate Maturity Government Fund         8
                                 Limited-Term Government Fund                 10
                                 Sovereign Bond Fund                          12
                                 Sovereign U.S. Government Income Fund        14
                                 Strategic Income Fund                        16

Policies and instructions for    Your account
opening, maintaining and         Choosing a share class                       18
closing an account in any        How sales charges are calculated             18
income fund.                     Sales charge reductions and waivers          19
                                 Opening an account                           20
                                 Buying shares                                21
                                 Selling shares                               22
                                 Transaction policies                         24
                                 Dividends and account policies               24
                                 Additional investor services                 25

Details that apply to the        Fund details
income funds as a group.         Business structure                           26
                                 Sales compensation                           27
                                 More about risk                              29

                                 For more information                 back cover

Overview
--------------------------------------------------------------------------------

GOAL OF THE INCOME FUNDS

John Hancock income funds seek current income without sacrificing total return. Some of the funds also invest for stability of principal. Each fund has its own strategy and its own risk/reward profile. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o  are seeking a regular stream of income
o are seeking higher potential returns than money market funds and are willing to accept moderate risk of volatility
o  want to diversify their portfolios
o are seeking a mutual fund for the income portion of an asset allocation portfolio
o  are retired or nearing retirement

Income funds may NOT be appropriate if you:

o  are investing for maximum return over a long time horizon
o  require absolute stability of your principal

THE MANAGEMENT FIRM

All John Hancock income funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $19 billion in assets.

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clipart] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clipart] Portfolio securities The primary types of securities in which the fund invests. Secondary investments are described in "More about risk" at the end of the prospectus.

[Clipart] Risk factors The major risk factors associated with the fund.

[Clipart] Portfolio management The individual or group designated by the investment adviser to handle the fund's day-to-day management.

[Clipart] Expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

[Clipart] Financial highlights A table showing the fund's financial performance for up to ten years, by share class. A bar chart showing total return allows you to compare the fund's historical risk level to those of other funds.

Government Income Fund

REGISTRANT NAME: JOHN HANCOCK BOND TRUST
                                     TICKER SYMBOL CLASS A: JHGIX CLASS B: TSGIX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks to earn a high level of current income consistent with preservation of capital. To pursue this goal, the fund invests primarily in U.S. Government and agency securities of any maturity, as described below. Stability of share price is a secondary goal.

PORTFOLIO SECURITIES

[Clipart] Under normal circumstances, the fund invests at least 80% of assets in securities that are issued, or guaranteed as to principal and interest, by the U.S. Government, its agencies or instrumentalities. These may include Treasuries, mortgage-backed securities such as Ginnie Maes, Freddie Macs and Fannie Maes, and repurchase agreements and forward commitments involving these securities.

For liquidity and flexibility, the fund may place up to 20% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including asset-backed securities, U.S. dollar-denominated foreign government securities and derivative and leveraged investments, and may engage in other investment practices. Investments in asset-backed and foreign government securities must be in the two highest and four highest rating categories, respectively, or if unrated, be of comparable quality. Up to 10% of assets may be invested in foreign government bonds rated BB/Ba or B (junk bonds).

RISK FACTORS

[Clipart] As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. Government and mortgage-backed securities). To the extent that the fund invests in mortgage-backed securities, it may also be subject to extension and prepayment risks. These risks are defined in "More about risk" starting on page 29. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions.

The U.S. Government does not guarantee the market value or the current yield of government securities, nor does the government's guarantee in any way extend to the fund itself. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clipart] Barry H. Evans, CFA, leader of the fund's portfolio management team since January 1995, is a senior vice president of the adviser. He has been in the investment business since joining John Hancock Funds in 1986.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses               Class A   Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)             4.50%     none
 Maximum sales charge imposed on
 reinvested dividends                            none      none
 Maximum deferred sales charge                   none(1)   5.00%
 Redemption fee(2)                               none      none
 Exchange fee                                    none      none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee                                  0.63%     0.63%
 12b-1 fee(3)                                    0.25%     1.00%
 Other expenses                                  0.30%     0.30%
 Total fund operating expenses                   1.18%     1.93%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                    Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
 Class A shares                  $56     $81      $107     $182
 Class B shares
   Assuming redemption
   at end of period              $70     $91      $124     $206
   Assuming no redemption        $20     $61      $104     $206

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


4 GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

Volatility, as indicated by Class B year-by-year total investment return (%) (scale varies from fund to fund)

  [The table below was represented as a bar graph in the printed material.]

  1988(1)   1989    1990     1991     1992     1993     1994(1)  1995(2)  1996
  2.40(6)  10.22    3.71    14.38     8.81     9.86    (6.42)   14.49     3.84


------------------------------------------------------------------------------------------------------------------------------------
 Class A - year ended October 31,                                                         1994(1)           1995(2)        1996
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                                                   $  8.85          $   8.75       $   9.32
Net investment income (loss)                                                              0.06              0.72           0.65(3)
Net realized and unrealized gain (loss) on investments                                   (0.10)             0.57          (0.25)
Total from investment operations                                                         (0.04)             1.29           0.40
Less distributions:
  Dividends from net investment income                                                   (0.06)            (0.72)         (0.65)
Net asset value, end of period                                                         $  8.75          $   9.32       $   9.07
Total investment return at net asset value(4,5) (%)                                      (0.45)(6)         15.32           4.49
Total adjusted investment return at net asset value(4) (%)                               (0.46)(6)         15.28             --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                               223           470,569        396,323
Ratio of expenses to average net assets(5) (%)                                            0.12(6)           1.19           1.17
Ratio of net investment income (loss) to average net assets(5) (%)                        0.71(6)           7.38           7.10
Portfolio turnover rate (%)                                                                 92               102            106
Debt outstanding at end of period (000s omitted)(7) ($)                                     --                --             --
Average daily amount of debt outstanding during the period (000s omitted)(7) ($)           349               N/A            N/A
Average monthly number of shares outstanding during the period (000s omitted)           28,696               N/A            N/A
Average daily amount of debt outstanding per share during the period(7) ($)               0.01               N/A            N/A

------------------------------------------------------------------------------------------------------------------------------------
 Class B - year ended October 31,                          1988(1)      1989      1990       1991       1992       1993       1994
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                     $10.58(3)   $ 10.01   $  9.98   $   9.37   $   9.79   $   9.83   $  10.05
Net investment income (loss)                               0.69(3)      0.98      0.88       0.89       0.80       0.70       0.65
Net realized and unrealized gain (loss) on
investments                                               (0.45)       (0.01)    (0.54)      0.40       0.03       0.24      (1.28)
Total from investment operations                           0.24         0.97      0.34       1.29       0.83       0.94      (0.63)
Less distributions
  Dividends from net investment income                    (0.64)       (1.00)    (0.95)     (0.87)     (0.79)     (0.72)     (0.65)
  Distributions from net realized gain on
  investments sold                                        (0.17)          --        --         --         --         --      (0.02)
  Total distributions                                     (0.81)       (1.00)    (0.95)     (0.87)     (0.79)     (0.72)     (0.67)
Net asset value, end of period                           $10.01      $  9.98   $  9.37   $   9.79   $   9.83   $  10.05   $   8.75
Total investment return at net asset value(4,5) (%)        2.40(6)     10.22      3.71      14.38       8.81       9.86      (6.42)
Total adjusted investment return at net asset
value(4) (%)                                               1.02(6)      9.40      3.67         --       8.66       9.85      (6.43)
Ratios and supplemental data
Net assets end of period (000s omitted) ($)               6,966       26,568    64,707    129,014    225,540    293,413    241,061
Ratio of expenses to average net assets(5) (%)             1.38(6)      2.00      2.00       2.00       2.00       2.00       1.93
Ratio of adjusted expenses to average net assets (%)       2.76(6)      2.82      2.04         --         --         --         --
Ratio of net investment income (loss) to average net
assets(5) (%)                                              6.34(6)      9.64      9.22       9.09       8.03       7.06       6.98
Ratio of adjusted net investment income (loss) to
average net assets (%)                                     4.96(6)      8.82      9.18         --         --         --         --
Portfolio turnover rate (%)                                 174          151        83        162        112        138         92
Fee reduction per share ($)                                0.15         0.08     0.004         --         --         --         --
Debt outstanding at end of period (000s omitted)(7) ($)      --           --        --         --          0          0          0
Average daily amount of debt outstanding during the
period (000s omitted)(7) ($)                                 --           --        --         --      6,484        503        349
Average monthly number of shares outstanding during
the period (000s omitted)                                    --           --        --         --     18,572     26,378     28,696
Average daily amount of debt outstanding per share
during the period(7) ($)                                     --           --        --         --       0.35       0.02       0.01

--------------------------------------------------------------------------------
 Class B - year ended October 31,                             1995(2)    1996
--------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                      $   8.75   $   9.32
Net investment income (loss)                                  0.65       0.58(3)
Net realized and unrealized gain (loss) on
investments                                                   0.57      (0.24)
Total from investment operations                              1.22       0.34
Less distributions
  Dividends from net investment income                       (0.65)     (0.58)
  Distributions from net realized gain on
  investments sold                                              --         --
  Total distributions                                        (0.65)     (0.58)
Net asset value, end of period                            $   9.32   $   9.08
Total investment return at net asset value(4,5) (%)          14.49       3.84
Total adjusted investment return at net asset
value(4) (%)                                                 14.47         --
Ratios and supplemental data
Net assets end of period (000s omitted) ($)                226,954    178,124
Ratio of expenses to average net assets(5) (%)                1.89       1.90
Ratio of adjusted expenses to average net assets (%)            --         --
Ratio of net investment income (loss) to average net
assets(5) (%)                                                 7.26       6.37
Ratio of adjusted net investment income (loss) to
average net assets (%)                                          --         --
Portfolio turnover rate (%)                                    102        106
Fee reduction per share ($)                                     --         --
Debt outstanding at end of period (000s omitted)(7) ($)          0         --
Average daily amount of debt outstanding during the
period (000s omitted)(7) ($)                                   N/A        N/A
Average monthly number of shares outstanding during
the period (000s omitted)                                      N/A        N/A
Average daily amount of debt outstanding per share
during the period(7) ($)                                       N/A        N/A

(1) Class A and Class B shares commenced operations on September 30, 1994 and February 23, 1988, respectively.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3)  Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Excludes interest expense, which equals 0.04% for Class A for the year ended October 31, 1995 and 0.15%, 0.01%, 0.01% and 0.02% for Class B for the years ended October 31, 1992, 1993, 1994 and 1995, respectively.
(6)  Not annualized.
(7) Debt outstanding consists of reverse repurchase agreements entered into during the year.


                                                        GOVERNMENT INCOME FUND 5

High Yield Bond Fund

REGISTRANT NAME: JOHN HANCOCK BOND TRUST
                                TICKER SYMBOL    CLASS A: JHHBX   CLASS B: TSHYX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks to maximize current income without assuming undue risk. To pursue this goal, the fund invests primarily in junk bonds, i.e. lower-rated, higher-yielding debt securities.

Because the performance of junk bonds has historically been influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. The fund also seeks capital appreciation, but only when consistent with its primary goal.

PORTFOLIO SECURITIES

[Clipart] Under normal circumstances, the fund invests at least 65% of assets in bonds rated lower than BBB/Baa and their unrated equivalents. Up to 10% of assets may be invested in bonds rated CC/Ca. Up to 40% of assets may be invested in the securities of issuers in the electric utility and telephone industries. For all other industries, the limitation is 25% of assets.

Types of bonds include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations.

The fund may also invest up to 20% of net assets in U.S. or foreign equities.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including restricted securities, and may engage in other investment practices.

RISK FACTORS

[Clipart] Investors should expect greater fluctuations in share price, yield and total return compared to less aggressive bond funds. These fluctuations, whether positive or negative, may be sharp and unanticipated.

Issuers of junk bonds are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. Junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news. Before you invest, please read "More about risk" starting on page 29.

PORTFOLIO MANAGEMENT

[Clipart] Arthur N. Calavritinos, CFA, leader of the fund's portfolio management team since July 1995, is a second vice president of the adviser. He joined John Hancock Funds in 1988 and has been in the investment business since 1987.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses             Class A   Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)           4.50%     none
 Maximum sales charge imposed on
 reinvested dividends                          none      none
 Maximum deferred sales charge                 none(1)   5.00%
 Redemption fee(2)                             none      none
 Exchange fee                                  none      none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee                                0.56%     0.56%
 12b-1 fee(3)                                  0.25%     1.00%
 Other expenses                                0.29%     0.29%
 Total fund operating expenses                 1.10%     1.85%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                      Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
 Class A shares                    $56     $78      $103      $173
 Class B shares
   Assuming redemption
   at end of period                $69     $88      $120      $197
   Assuming no redemption          $19     $58      $100      $197

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)  Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


6 HIGH YIELD BOND FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

Volatility, as indicated by Class B year-by-year total investment return (%) (scale varies from fund to fund)

  [The table below was represented as a bar graph in the printed material.]

 1987(1)   1988   1989    1990    1991    1992    1993(1) 1994    1995(2)  1996

(0.10)(5)  9.77  (4.51)  (8.04)  34.21   11.56   21.76   (1.33)   7.97    15.24


------------------------------------------------------------------------------------------------------------------------------------
 Class A - year ended October 31,                                              1993(1)         1994            1995(2)       1996
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                                         $ 8.10         $  8.23         $  7.33      $  7.20
Net investment income (loss)                                                   0.33            0.80(3)         0.72         0.76(3)
Net realized and unrealized gain (loss) on investments                         0.09           (0.83)          (0.12)        0.35
Total from investment operations                                               0.42           (0.03)           0.60         1.11
Less distributions:
  Dividends from net investment income                                        (0.29)          (0.82)          (0.73)       (0.76)
  Distributions from net realized gain on investments sold                       --           (0.05)             --           --
  Total distributions                                                         (0.29)          (0.87)          (0.73)       (0.76)
Net asset value, end of period                                               $ 8.23         $  7.33         $  7.20      $  7.55
Total investment return at net asset value(4) (%)                              4.96(5)        (0.59)           8.83        16.06
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                  2,344          11,696          26,452       52,792
Ratio of expenses to average net assets (%)                                    0.91(6)         1.16            1.16         1.10
Ratio of net investment income (loss) to average net assets (%)               12.89(6)        10.14           10.23        10.31
Portfolio turnover rate (%)                                                     204             153              98          113

------------------------------------------------------------------------------------------------------------------------------------
 Class B - year ended October 31,                                  1987(1)      1988         1989      1990      1991      1992
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                             $ 9.95      $  9.94      $  9.70   $  8.14   $  6.45   $  7.44
Net investment income (loss)                                       0.01         1.07(3)      1.16      1.09      0.98      0.87
Net realized and unrealized gain (loss)
on investments                                                    (0.02)       (0.14)       (1.55)    (1.68)     1.06     (0.04)
Total from investment operations                                  (0.01)        0.93        (0.39)    (0.59)     2.04      0.83
Less distributions:
  Dividends from net investment income                               --        (1.17)       (1.14)    (1.09)    (0.98)    (0.84)
  Distributions from net realized gain on
  investments sold                                                   --           --           --        --        --        --
  Distributions from capital paid-in                                 --           --        (0.03)    (0.01)    (0.07)       --
  Total distributions                                                --        (1.17)       (1.17)    (1.10)    (1.05)    (0.84)
Net asset value, end of period                                   $ 9.94      $  9.70      $  8.14   $  6.45   $  7.44   $  7.43
Total investment return at net asset
value(4) (%)                                                      (0.10)(5)     9.77        (4.51)    (8.04)    34.21     11.56
Total adjusted investment return at net
asset value(4,7) (%)                                              (0.41)(5)     9.01        (4.82)    (8.07)       --        --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        110       20,852       33,964    37,097    72,023    98,560
Ratio of expenses to average net assets (%)                        0.03(6)      2.00         2.20      2.22      2.24      2.25
Ratio of adjusted expenses to average net assets(8) (%)            0.34(6)      2.76         2.51      2.25        --        --
Ratio of net investment income (loss) to average net assets (%)    0.09(6)     10.97        12.23     14.59     13.73     11.09
Ratio of adjusted net investment income (loss) to average
net assets(8) (%)                                                 (0.22)(6)    10.21        11.92     14.56        --        --
Portfolio turnover rate (%)                                           0           60          100        96        93       206
Fee reduction per share ($)                                        0.03         0.07         0.03     0.002        --        --

------------------------------------------------------------------------------------------------------------------------------------
 Class B - year ended October 31,                                    1993       1994          1995(2)    1996
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                             $   7.43   $   8.23      $   7.33   $   7.20
Net investment income (loss)                                         0.80       0.74(3)       0.67       0.70(3)
Net realized and unrealized gain (loss)
on investments                                                       0.75      (0.83)        (0.13)      0.35
Total from investment operations                                     1.55      (0.09)         0.54       1.05
Less distributions:
  Dividends from net investment income                              (0.75)     (0.76)        (0.67)     (0.70)
  Distributions from net realized gain on
  investments sold                                                     --      (0.05)           --         --
  Distributions from capital paid-in                                   --         --            --         --
  Total distributions                                               (0.75)     (0.81)        (0.67)     (0.70)
Net asset value, end of period                                   $   8.23   $   7.33      $   7.20   $   7.55
Total investment return at net asset
value(4) (%)                                                        21.76      (1.33)         7.97      15.24
Total adjusted investment return at net
asset value(4,7) (%)                                                   --         --            --         --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      154,214    160,739       180,586    242,944
Ratio of expenses to average net assets (%)                          2.08       1.91          1.89       1.82
Ratio of adjusted expenses to average net assets(8) (%)                --         --            --         --
Ratio of net investment income (loss) to average net assets (%)     10.07       9.39          9.42       9.49
Ratio of adjusted net investment income (loss) to average
net assets(8) (%)                                                      --         --            --         --
Portfolio turnover rate (%)                                           204        153            98        113
Fee reduction per share ($)                                            --         --            --         --

(1) Class A and Class B shares commenced operations on June 30, 1993 and October 26, 1987, respectively.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3)  Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)  Not annualized.
(6)  Annualized.
(7) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(8)  Unreimbursed, without fee reduction.


                                                          HIGH YIELD BOND FUND 7

Intermediate Maturity Government Fund

REGISTRANT NAME: JOHN HANCOCK BOND TRUST
                                TICKER SYMBOL    CLASS A: TAUSX   CLASS B: TSUSX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks to earn a high level of current income consistent with preservation of capital and maintenance of liquidity. To pursue this goal, the fund invests primarily in U.S. Government securities of any maturity, as described below. The fund's weighted average maturity will typically be between three and ten years.

PORTFOLIO SECURITIES

[Clipart] Under normal circumstances, the fund invests at least 65% of assets in securities that are issued, or guaranteed as to principal and interest, by the U.S. Government, its agencies or instrumentalities. These may include Treasuries and mortgage-backed securities such as Ginnie Maes and Fannie Maes. The fund may invest up to 35% in asset-backed securities or corporate debt securities rated AAA/Aaa and their unrated equivalents. For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including derivative and leveraged investments, and may engage in other investment practices.

RISK FACTORS

[Clipart] As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. Government and mortgage-backed securities). To the extent that the fund invests in mortgage-backed securities, it may also be subject to extension and prepayment risks. These risks are defined in "More about risk" starting on page 29. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions.

The U.S. Government does not guarantee the market value or the current yield of government securities, nor does the government's guarantee in any way extend to the fund itself. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clipart] Roger C. Hamilton, leader of the fund's portfolio management team since January 1992 (with the fund's previous adviser), is a vice president of the adviser. He joined John Hancock Funds in December 1994 and has been in the investment business since 1980.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses                Class A   Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)               3.00%     none
 Maximum sales charge imposed on
 reinvested dividends                              none      none
 Maximum deferred sales charge                     none(1)   3.00%
 Redemption fee(2)                                 none      none
 Exchange fee                                      none      none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee (after expense limitation)(3)      0.00%     0.00%
 12b-1 fee(4)                                      0.25%     0.90%
 Other expenses (after limitation)(3)              0.50%     0.50%
 Total fund operating expenses
 (after limitation)(3)                             0.75%     1.40%

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)  Does not include wire redemption fee (currently $4.00).

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                   Year 1   Year 3   Year 5    Year 10
--------------------------------------------------------------------------------
 Class A shares                  $37      $53      $70      $120
 Class B shares
   Assuming redemption
   at end of period              $44      $64      $69      $118
   Assuming no redemption        $14      $44      $69      $118

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(3) Reflects the adviser's temporary agreement to limit expenses (except for 12b-1 and other class-specific expenses). Without this limitation, management fees would be 0.40% for each class, other expenses would be 0.72% for each class and total fund operating expenses would be 1.37% for Class A and 2.02% for Class B.
(4) Class B fee will be increased from 0.90% to 1.00% after December 23, 1996. Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


8 INTERMEDIATE MATURITY GOVERNMENT FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

Volatility, as indicated by Class A year-by-year total investment return (%) (scale varies from fund to fund)

  [The table below was represented as a bar graph in the printed material.]

         1992(1)      1993      1994      1995(2)     1996     1996(9)
         1.96(4)      6.08      2.51      5.60        3.98     2.03(4)


------------------------------------------------------------------------------------------------------------------------------------
 Class A - year ended March 31,                                  1992(1)       1993       1994       1995(2)    1996       1996(9)
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                          $ 10.00       $ 10.03    $ 10.05    $  9.89    $  9.79    $  9.69
Net investment income (loss)                                     0.17          0.58       0.41       0.49       0.62       0.40(10)
Net realized and unrealized gain (loss) on investments           0.03          0.02      (0.16)     (0.11)     (0.08)     (0.21)
Total from investment operations                                 0.20          0.60       0.25       0.38       0.54       0.19
Less distributions:
  Dividends from net investment income                          (0.17)        (0.58)     (0.41)     (0.48)     (0.64)     (0.34)
Net asset value, end of period                                $ 10.03       $ 10.05    $  9.89    $  9.79    $  9.69    $  9.54
Total investment return at net asset value(3) (%)                1.96(4)       6.08       2.51       3.98       5.60       2.03(4)
Total adjusted investment return at net asset value(3,5)         0.84(4)       5.53       2.27       3.43       4.83       1.87(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                   13,775        33,273     24,310     12,950     29,024     25,856
Ratio of expenses to average net assets(6) (%)                   0.50(7)       0.50       0.75       0.80       0.75       0.75(7)
Ratio of adjusted expenses to average net assets(6,8) (%)        1.62(7)       1.05       0.99       1.35       1.45       1.07(7)
Ratio of net investment income (loss) to average net
assets (%)                                                       6.47(7)       5.47       4.09       4.91       6.49       7.05(7)
Ratio of adjusted net investment income (loss) to average
assets(8) (%)                                                    5.35(7)       4.92       3.85       4.36       5.79       6.73(7)
Portfolio turnover rate (%)                                         1           186        244        341        423        115
Fee reduction per share ($)                                      0.11(7)       0.06       0.02       0.05       0.07       0.02

-----------------------------------------------------------------------------------------------------------------------------------
Class B - year ended March 31,                                  1992(1)       1993       1994       1995(2)    1996       1996(9)
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                          $10.00       $ 10.03    $ 10.05     $ 9.89     $ 9.79     $ 9.69
Net investment income (loss)                                    0.15          0.51       0.34       0.43       0.57       0.31(10)
Net realized and unrealized gain (loss) on investments          0.03          0.02      (0.16)     (0.11)     (0.10)     (0.15)
Total from investment operations                                0.18          0.53       0.18       0.32       0.47       0.16
Less distributions:
  Dividends from net investment income                         (0.15)        (0.51)     (0.34)     (0.42)     (0.57)     (0.31)
Net asset value, end of period                                $10.03       $ 10.05    $  9.89     $ 9.79     $ 9.69     $ 9.54
Total investment return at net asset value(3) (%)               1.80(4)       5.40       1.85       3.33       4.92       1.69(4)
Total adjusted investment return at net asset value(3,5)        0.68(4)       4.85       1.61       2.78       4.15       1.53(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                   1,630        13,753     11,626      9,506      8,532      7,118
Ratio of expenses to average net assets(6) (%)                  1.15(7)       1.15       1.40       1.45       1.40       1.40(7)
Ratio of adjusted expenses to average net assets(6,8) (%)       2.27(7)       1.70       1.64       2.00       2.10       1.72(7)
Ratio of net investment income (loss) to average net
assets (%)                                                      5.85(7)       4.82       3.44       4.26       5.80       6.39(7)
Ratio of adjusted net investment income (loss) to average
assets(8) (%)                                                   4.73(7)       4.27       3.20       3.71       5.10       6.07(7)
Portfolio turnover rate (%)                                        1           186        244        341        423        115
Fee reduction per share ($)                                     0.11(7)       0.06       0.02       0.05       0.07       0.02

(1)  Class A and Class B shares commenced operations on December 31, 1991.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6) Beginning on December 31, 1991 (commencement of operations) through March 31, 1995, the expenses used in the ratios represented the expenses of the fund plus expenses incurred indirectly from the Adjustable U.S. Government fund (the "Portfolio"), the mutual fund in which the fund invested all of its assets. The expenses used in the ratios for the fiscal year ended March 31, 1996 include the expenses of the Portfolio through September 22, 1995.
(7)  Annualized.
(8)  Unreimbursed, without fee reduction.
(9)  Six months ended September 30, 1996. (Unaudited.)
(10) Based on the average of the shares outstanding at the end of each month.


                                         INTERMEDIATE MATURITY GOVERNMENT FUND 9

Limited-Term Government Fund

REGISTRANT NAME: JOHN HANCOCK LIMITED-TERM GOVERNMENT FUND
                                TICKER SYMBOL    CLASS A: JHNLX   CLASS B: JHLBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks to provide current income and security of principal. To pursue this goal, the fund invests primarily in U.S. Government and agency securities, as described below. The fund's securities may be of any maturity, although a substantial portion typically will have maturities of ten years or less.

PORTFOLIO SECURITIES

[Clipart] Under normal circumstances, the fund invests at least 80% of assets in securities that are issued, or guaranteed as to principal and interest, by the U.S. Government, its agencies or instrumentalities. These may include Treasuries and mortgage-backed securities such as Ginnie Maes and Fannie Maes.

For liquidity and flexibility, the fund may place up to 20% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, and may engage in other investment practices.

RISK FACTORS

[Clipart] in seeking to maintain a relatively stable share price, the fund may sacrifice opportunities for higher yields. At the same time, its share price will fluctuate to some extent with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. Government and mortgage-backed securities). To the extent that the fund invests in mortgage-backed securities, it may also be subject to extension and prepayment risks. These risks are defined in "More about risk" starting on page 29. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions. The U.S. Government does not guarantee the market value or the current yield of government securities, nor does the government's guarantee in any way extend to the fund itself. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clipart] Barry H. Evans, CFA, leader of the fund's portfolio management team since January 1995, is a senior vice president of the adviser. He has been in the investment business since joining John Hancock Funds in 1986.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses          Class A    Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)         3.00%     none
 Maximum sales charge imposed on
 reinvested dividends                        none      none
 Maximum deferred sales charge               none(1)   3.00%
 Redemption fee(2)                           none      none
 Exchange fee                                none      none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee                              0.60%     0.60%
 12b-1 fee(3)                                0.30%     1.00%
 Other expenses                              0.47%     0.47%
 Total fund operating expenses               1.37%     2.07%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                    Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
 Class A shares                  $44     $72      $103     $190
 Class B shares
   Assuming redemption
   at end of period              $51     $85      $111     $198
   Assuming no redemption        $21     $65      $111     $198

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)  Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


10 LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

Volatility, as indicated by Class A year-by-year total investment return (%) (scale varies from fund to fund)

  [The table below was represented as a bar graph in the printed material.]

 1986    1987    1988    1989    1990    1991    1992    1993    1994     1995
14.59   (0.49)   5.67   11.59    7.75   12.54    4.19    7.13   (1.31)   11.23

------------------------------------------------------------------------------------------------------------------------------------
 Class A - year ended December 31,               1986       1987       1988       1989        1990       1991       1992       1993
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period         $   9.24   $   9.71   $   8.83   $   8.56   $    8.73   $   8.61   $   8.97   $   8.77
Net investment income (loss)                     0.83       0.78       0.77       0.79        0.74       0.67       0.54       0.48
Net realized and unrealized gain (loss)
on investments                                   0.47      (0.83)     (0.28)      0.18       (0.11)      0.36      (0.18)      0.14
Total from investment operations                 1.30      (0.05)      0.49       0.97        0.63       1.03       0.36       0.62
Less distributions:
  Dividends from net investment income          (0.83)     (0.83)     (0.76)     (0.80)      (0.75)     (0.67)     (0.54)     (0.48)
  Distributions from net realized gain
  on investments sold                              --         --         --         --          --         --      (0.02)     (0.11)
  Total distributions                           (0.83)     (0.83)     (0.76)     (0.80)      (0.75)     (0.67)     (0.56)     (0.59)
Net asset value, end of period               $   9.71   $   8.83   $   8.56   $   8.73   $    8.61   $   8.97   $   8.77   $   8.80
Total investment return at net asset
value(2) (%)                                    14.59      (0.49)      5.67      11.59        7.75      12.54       4.19       7.13
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)  201,293    202,924    192,315    179,065     176,329    211,322    259,170    262,903
Ratio of expenses to average net assets (%)      0.90       0.97       1.02       1.01        1.53       1.44       1.55       1.51
Ratio of net investment income (loss) to
average net assets (%)                           8.82       8.52       8.71       8.98        8.56       7.72       6.13       5.34
Portfolio turnover rate (%)                         6          7         12         26          75        134        185        175

--------------------------------------------------------------------------------
 Class A - year ended December 31,                 1994          1995
--------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period           $   8.80      $   8.31
Net investment income (loss)                       0.38(1)       0.50(1)
Net realized and unrealized gain (loss)
on investments                                    (0.49)         0.42
Total from investment operations                  (0.11)         0.92
Less distributions:
  Dividends from net investment income            (0.38)        (0.50)
  Distributions from net realized gain
  on investments sold                                --            --
  Total distributions                             (0.38)        (0.50)
Net asset value, end of period                 $   8.31      $   8.73
Total investment return at net asset
value(2) (%)                                      (1.31)        11.23
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)    218,846       198,681
Ratio of expenses to average net assets (%)        1.41          1.36
Ratio of net investment income (loss) to
average net assets (%)                             4.39          5.76
Portfolio turnover rate (%)                         155           105

--------------------------------------------------------------------------------
 Class B - year ended December 31,                        1994(3)        1995
--------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                    $ 8.77        $  8.31
Net investment income (loss)                              0.30(1)        0.45(1)
Net realized and unrealized gain (loss) on investment    (0.46)          0.42
Total from investment operations                         (0.16)          0.87
Less distributions:
  Dividends from net investment income                   (0.30)         (0.45)
Net asset value, end of period                          $ 8.31        $  8.73
Total investment return at net asset value(2) (%)        (1.84)(4)      10.60
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)             7,111         10,765
Ratio of expenses to average net assets (%)               2.12(5)        1.93
Ratio of net investment income (loss) to average
net assets (%)                                            3.70(5)        5.21
Portfolio turnover rate (%)                                155            105

(1)  Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)  Class B shares commenced operations on January 3, 1994.
(4)  Not annualized.
(5)  Annualized.


                                                 LIMITED-TERM GOVERNMENT FUND 11

Sovereign Bond Fund

REGISTRANT NAME: SOVEREIGN BOND FUND
                                TICKER SYMBOL    CLASS A: JHNBX   CLASS B: JHBBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks to generate a high level of current income consistent with prudent investment risk. To pursue this goal, the fund invests in a diversified portfolio of marketable debt securities. These securities are primarily investment grade, although up to 25% of them may be junk bonds rated as low as CC/Ca and their unrated equivalents. The fund does not concentrate its investments in any particular industry.

PORTFOLIO SECURITIES

[Clipart] Under normal circumstances, the fund invests at least 65% of assets in corporate and government bonds and debentures. Typically, at least three-quarters of these debt securities (excluding commercial paper) will be:

o securities of any type of issuer that are rated among the four highest Moody's or S&P rating categories and their unrated equivalents
o  U.S. Government and agency securities

The fund may invest up to 25% of assets in U.S. dollar-denominated foreign securities.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including asset-backed securities and derivatives and leveraged investments, and may engage in other investment practices.

RISK FACTORS

[Clipart] Investors should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities. To the extent that it invests in certain securities, the fund may be affected by additional risks:

o  junk bonds: above-average credit, market and other risks
o  foreign securities: currency, information, natural event and political risks
o  mortgage-backed securities: extension and prepayment risks

These risks are defined in "More about risk" starting on page 29. The longer the fund's average weighted maturity, the more it is likely to be affected by a change in interest rates. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clipart] James K. Ho, CFA, leader of the fund's portfolio management team since March 1988, is an executive vice president of the adviser. He joined John Hancock Funds in 1985 and has been in the investment business since 1977.

INVESTOR EXPENSES

[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past fiscal year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses            Class A   Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)          4.50%     none
 Maximum sales charge imposed on
 reinvested dividends                         none      none
 Maximum deferred sales charge                none(1)   5.00%
 Redemption fee(2)                            none      none
 Exchange fee                                 none      none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee                               0.50%     0.50%
 12b-1 fee(3)                                 0.30%     1.00%
 Other expenses                               0.35%     0.35%
 Total fund operating expenses                1.15%     1.85%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                      Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
 Class A shares                    $56     $80      $105     $178
 Class B shares
   Assuming redemption
   at end of period                $69     $88      $120     $199
   Assuming no redemption          $19     $58      $100     $199

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)  Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


12  SOVEREIGN BOND FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

Volatility, as indicated by Class A year-by-year total investment return (%) (scale varies from fund to fund)

  [The table below was represented as a bar graph in the printed material.]

 1986    1987    1988    1989    1990    1991    1992    1993    1994     1995
13.67    1.58    9.82   12.13    6.71   16.59    8.08   11.80   (2.75)   19.40

------------------------------------------------------------------------------------------------------------------------------------
 Class A - year ended December 31,                        1986         1987         1988         1989         1990         1991
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                $    15.85   $    15.89   $    14.53   $    14.51   $    14.77   $    14.33
Net investment income (loss)                              1.55         1.40         1.44         1.43         1.32         1.29
Net realized and unrealized gain (loss) on
investments and financial futures contracts               0.52        (1.17)       (0.06)        0.27        (0.40)        0.98
Total from investment operations                          2.07         0.23         1.38         1.70         0.92         2.27
Less distributions:
  Dividends from net investment income                   (1.53)       (1.53)       (1.40)       (1.44)       (1.35)       (1.29)
  Distributions from net realized gain on
  investments sold and financial futures contracts       (0.50)       (0.06)          --           --           --           --
  Distributions from capital paid-in                        --           --           --           --        (0.01)          --
  Total distributions                                    (2.03)       (1.59)       (1.40)       (1.44)       (1.36)       (1.29)
Net asset value, end of period                      $    15.89   $    14.53   $    14.51   $    14.77   $    14.33   $    15.31
Total investment return at net asset value(1) (%)        13.67         1.58         9.82        12.13         6.71        16.59
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)         1,152,407    1,095,208    1,103,691    1,110,394    1,103,391    1,249,980
Ratio of expenses to average net assets (%)               0.72         0.82         0.82         0.80         1.31         1.27
Ratio of net investment income (loss) to
average net assets (%)                                    9.65         9.32         9.77         9.68         9.18         8.81
Portfolio turnover rate (%)                                163          159           66           64           92           90

------------------------------------------------------------------------------------------------------------------------------------
 Class A - year ended December 31,                          1992         1993         1994         1995
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                  $    15.31   $    15.29   $    15.53   $    13.90
Net investment income (loss)                                1.20         1.14         1.12         1.12
Net realized and unrealized gain (loss) on
investments and financial futures contracts                (0.01)        0.62        (1.55)        1.50
Total from investment operations                            1.19         1.76        (0.43)        2.62
Less distributions:
  Dividends from net investment income                     (1.21)       (1.14)       (1.12)       (1.12)
  Distributions from net realized gain on
  investments sold and financial futures contracts            --        (0.38)       (0.08)          --
  Distributions from capital paid-in                          --           --           --           --
  Total distributions                                      (1.21)       (1.52)       (1.20)       (1.12)
Net asset value, end of period                        $    15.29   $    15.53   $    13.90   $    15.40
Total investment return at net asset value(1) (%)           8.08        11.80        (2.75)       19.40
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)           1,386,260    1,505,754    1,326,058    1,535,204
Ratio of expenses to average net assets (%)                 1.44         1.41         1.26         1.13
Ratio of net investment income (loss) to
average net assets (%)                                      7.89         7.18         7.74         7.58
Portfolio turnover rate (%)                                   87          107           85          103

------------------------------------------------------------------------------------------------------------------------------------
 Class B - year ended December 31,                                                           1993(2)           1994           1995
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                                                       $15.90           $ 15.52        $ 13.90
Net investment income (loss)                                                                 0.11              1.04           1.02
Net realized and unrealized gain (loss) on investments and
financial futures contracts                                                                    --             (1.54)          1.50
Total from investment operations                                                             0.11             (0.50)          2.52
Less distributions:
  Dividends from net investment income                                                      (0.11)            (1.04)         (1.02)
  Distributions from net realized gain on investments sold
  and financial futures contracts                                                           (0.38)            (0.08)            --
  Total distributions                                                                       (0.49)            (1.12)         (1.02)
Net asset value, end of period                                                             $15.52           $ 13.90        $ 15.40
Total investment return at net asset value(1) (%)                                            0.90(3)          (3.13)         18.66
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                4,125            40,299         98,739
Ratio of expenses to average net assets (%)                                                  1.63(4)           1.78           1.75
Ratio of net investment income (loss) to average net assets (%)                              0.57(4)           7.30           6.87
Portfolio turnover rate (%)                                                                   107                85            103

(1) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(2)  Class B shares commenced operations on November 23, 1993.
(3)  Not annualized.
(4)  Annualized.


                                                          SOVEREIGN BOND FUND 13

Sovereign U.S. Government Income Fund

REGISTRANT NAME: JOHN HANCOCK STRATEGIC SERIES
                                TICKER SYMBOL    CLASS A: JHSGX   CLASS B: FGOPX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks to provide as high a level of income as is consistent with long-term total return. To pursue this goal, the fund invests in U.S. Government and agency securities, as described below.

PORTFOLIO SECURITIES

[Clipart] Under normal circumstances, the fund invests at least 65% of assets in securities that are issued, or guaranteed as to principal and interest, by the U.S. Government, its agencies or instrumentalities. These may include Treasuries and mortgage-backed securities such as Ginnie Maes and Fannie Maes.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including derivative and leveraged investments, and may engage in other investment practices.

RISK FACTORS

[Clipart] As with most income investments, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. Government and mortgage-backed securities). To the extent that the fund invests in mortgage-backed securities, it may also be subject to extension and prepayment risks. These risks are defined in "More about risk" starting on page
29. Other factors may affect the market price and yield of the fund's securities, including investor demand and economic conditions.

The U.S. Government does not guarantee the market value or the current yield of government securities, nor does the government's guarantee in any way extend to the fund itself. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clipart] Barry H. Evans, CFA, leader of the fund's portfolio management team since January 1995, is a senior vice president of the adviser. He has been in the investment business since joining John Hancock Funds in 1986.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses                Class A   Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)              4.50%     none
 Maximum sales charge imposed on
 reinvested dividends                             none      none
 Maximum deferred sales charge                    none(1)   5.00%
 Redemption fee(2)                                none      none
 Exchange fee                                     none      none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee                                   0.50%     0.50%
 12b-1 fee(3)                                     0.30%     1.00%
 Other expenses                                   0.35%     0.35%
 Total fund operating expenses                    1.15%     1.85%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                    Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
 Class A shares                  $56     $80      $105     $178
 Class B shares
   Assuming redemption
   at end of period              $69     $88      $120     $198
   Assuming no redemption        $19     $58      $100     $198

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)  Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


14 SOVEREIGN U.S. GOVERNMENT FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

Volatility, as indicated by Class B year-by-year total investment return (%) (scale varies from fund to fund)

  [The table below was represented as a bar graph in the printed material.]

1987(6)  1987(7)  1988   1989   1990   1991   1992   1993   1994    1995    1996
2.61     3.70    11.53  11.52   6.24  14.46   7.58  12.66  (7.05)  15.27    3.33

------------------------------------------------------------------------------------------------------------------------------------
 Class A - year ended October 31,                                        1992(1)       1993          1994       1995       1996
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                                 $  10.51      $  10.29      $  10.89   $   9.24   $  10.01
Net investment income (loss)                                             0.64          0.68(2)       0.65       0.65       0.64(2)
Net realized and unrealized gain (loss) on investments and
financial futures contracts                                             (0.22)         0.61         (1.34)      0.77      (0.26)
Total from investment operations                                         0.42          1.29         (0.69)      1.42       0.38
Less distributions:
  Dividends from net investment income                                  (0.64)        (0.68)        (0.65)     (0.65)     (0.64)
  Distributions from net realized gain on investments sold                 --         (0.01)        (0.31)        --         --
  Total distributions                                                   (0.64)        (0.69)        (0.96)     (0.65)     (0.64)
Net asset value, end of period                                       $  10.29      $  10.89      $   9.24   $  10.01   $   9.75
Total investment return at net asset value(3) (%)                        5.33(4)      12.89         (6.66)     15.90       4.02
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                          350,907       375,416       315,372    370,966    330,162
Ratio of expenses to average net assets (%)                              1.06(5)       1.30          1.23       1.17       1.15
Ratio of net investment income (loss) to average net assets (%)          7.11(5)       6.47          6.62       6.76       6.58
Portfolio turnover rate (%)                                               140           273           127         94        143

------------------------------------------------------------------------------------------------------------------------------------
 Class B - year ended October 31,                      1987(6)       1987(7)       1988       1989       1990       1991       1992
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period               $  10.00      $  10.28      $   9.45   $   9.73   $  10.01   $   9.83   $  10.29
Net investment income (loss)                           0.56          0.48          0.78       0.81       0.85       0.85       0.76
Net realized and unrealized gain (loss) on
investments and financial futures contracts            0.36         (0.75)         0.28       0.25      (0.25)      0.51         --
Total from investment operations                       0.92         (0.27)         1.06       1.06       0.60       1.36       0.76
Less distributions:
  Dividends from net investment income                (0.57)        (0.48)        (0.77)     (0.77)     (0.78)     (0.90)     (0.77)
  Distributions from net realized gain on
  investments sold                                    (0.07)        (0.08)        (0.01)     (0.01)        --         --         --
  Total distributions                                 (0.64)        (0.56)        (0.78)     (0.78)     (0.78)     (0.90)     (0.77)
Net asset value, end of period                     $  10.28      $   9.45      $   9.73   $  10.01   $   9.83   $  10.29   $  10.28
Total investment return at net asset value(3) (%)      2.61          3.70         11.53      11.52       6.24      14.46       7.58
Total adjusted investment return at
net asset value(3,8) (%)                                 --          3.62         11.47      11.29       6.23         --         --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)        164,001       170,030       161,163    144,756    133,778    164,347    197,032
Ratio of expenses to average net assets (%)            1.26(5)       1.24(5)       1.29       1.35       1.54       1.51       1.55
Ratio of adjusted expenses to
average net assets(9) (%)                                --          1.32(5)       1.35       1.58       1.55         --         --
Ratio of net investment income (loss) to
average net assets (%)                                 7.56(5)       7.94(5)       8.09       8.34       8.54       8.53       7.35
Ratio of adjusted net investment income
(loss) to average net assets(9) (%)                      --          7.86(5)       8.03       8.11       8.53         --         --
Portfolio turnover rate (%)                             108(5)         83(5)         79         45         63         62        140
Fee reduction per share ($)                              --          0.01          0.01       0.02       0.01         --         --

------------------------------------------------------------------------------------------------------------------------------------
 Class B - year ended October 31,                       1993          1994       1995       1996
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                $  10.28      $  10.88   $   9.23   $  10.00
Net investment income (loss)                            0.66(2)       0.61       0.60       0.58(2)
Net realized and unrealized gain (loss) on
investments and financial futures contracts             0.61         (1.34)      0.77      (0.26)
Total from investment operations                        1.27         (0.73)      1.37       0.32
Less distributions:
  Dividends from net investment income                 (0.66)        (0.61)     (0.60)     (0.58)
  Distributions from net realized gain on
  investments sold                                     (0.01)        (0.31)        --         --
  Total distributions                                  (0.67)        (0.92)     (0.60)     (0.58)
Net asset value, end of period                      $  10.88      $   9.23   $  10.00   $   9.74
Total investment return at net asset value(3) (%)      12.66         (7.05)     15.27       3.33
Total adjusted investment return at
net asset value(3,8) (%)                                  --            --         --         --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)         244,133       196,899    130,824    112,228
Ratio of expenses to average net assets (%)             1.51          1.64       1.72       1.82
Ratio of adjusted expenses to
average net assets(9) (%)                                 --            --         --         --
Ratio of net investment income (loss) to
average net assets (%)                                  6.23          6.19       6.24       5.91
Ratio of adjusted net investment income
(loss) to average net assets(9) (%)                       --            --         --         --
Portfolio turnover rate (%)                              273           127         94        143
Fee reduction per share ($)                               --            --         --         --

(1)  Class A shares commenced operations on January 3, 1992.
(2)  Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Not annualized.
(5)  Annualized.
(6)  For the period June 5, 1986 (commencement of operations) to March 31, 1987.
(7)  For the period April 1, 1987 to October 31, 1987.
(8) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(9)  Unreimbursed, without fee reduction.


                                               SOVEREIGN U.S. GOVERNMENT FUND 15

Strategic Income Fund

REGISTRANT NAME: JOHN HANCOCK STRATEGIC SERIES
                                TICKER SYMBOL    CLASS A: JHFIX   CLASS B: STIBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks a high level of current income. To pursue this goal, the fund invests primarily in three sectors:

o  foreign government and corporate debt securities
o  U.S. Government and agency securities
o  junk bonds rated as low as CC/Ca and their unrated equivalents.

Under normal circumstances, the fund's assets will be invested in all three sectors. However, the weighting of assets among sectors will be adjusted to reflect current or anticipated market behavior, and the fund may invest up to 100% of assets in any sector.

PORTFOLIO SECURITIES

[Clipart] The fund may invest in debt securities of all maturities and types, including bonds, debentures, notes, preferred stock, mortgage-backed and asset-backed securities and others. The fund may also invest up to 10% of net assets in U.S. or foreign equities.

For liquidity and flexibility, the fund may invest in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including derivative and leveraged investments, and may engage in other investment practices.

RISK FACTORS

[Clipart] Investors should expect fluctuations in share price, yield and total return that are above-average for bond funds. Typically, a rise in interest rates causes a decline in the market value of debt securities. The longer the fund's average weighted maturity, the more it is likely to be affected by a change in interest rates. To the extent that the fund invests in mortgage-backed securities, it may also be subject to extension and prepayment risks. These risks are defined in "More about risk" starting on page 29. Foreign securities carry additional risks, including currency, information, natural event and political risks. Issuers of junk bonds are typically in weak financial health, and their ability to pay interest and principal is uncertain, especially in an adverse economy. Junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clipart] Frederick L. Cavanaugh, Jr., leader of the fund's portfolio management team since 1986, is a senior vice president of the adviser. He joined John Hancock Funds in 1986 and has been in the investment business since 1973.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses               Class A    Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)              4.50%     none
 Maximum sales charge imposed on
 reinvested dividends                             none      none
 Maximum deferred sales charge                    none(1)   5.00%
 Redemption fee(2)                                none      none
 Exchange fee                                     none      none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee                                   0.45%     0.45%
 12b-1 fee(3)                                     0.30%     1.00%
 Other expenses                                   0.28%     0.28%
 Total fund operating expenses                    1.03%     1.73%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                        Year 1   Year 3   Year 5    Year 10
--------------------------------------------------------------------------------
 Class A shares                      $55      $76       $99      $165
 Class B shares
   Assuming redemption
   at end of period                  $68      $84      $114      $186
   Assuming no redemption            $18      $54       $94      $186

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)  Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


16 STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

Volatility, as indicated by Class A year-by-year total investment return (%) (scale varies from fund to fund)

  [The table below was represented as a bar graph in the printed material.]

1987(1)  1988   1989   1990    1991   1992   1993   1994   1995   1996   1996(8)
4.81(5)  6.89   9.72  (7.36)  12.31  19.92   6.81   4.54   9.33   11.37  8.90(5)

-----------------------------------------------------------------------------------------------------------------------------------
 Class A - year ended May 31,                                     1987(1)      1988      1989      1990      1991       1992
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                           $ 10.00      $  9.71   $  9.24   $  8.98   $  7.33   $   7.20
Net investment income (loss)                                      0.79         1.13      1.12      1.04      0.93       0.80
Net realized and unrealized gain (loss) on investments,
foreign currency transactions and financial futures contracts    (0.29)       (0.47)    (0.26)    (1.65)    (0.13)      0.52
Total from investment operations                                  0.50         0.66      0.86     (0.61)     0.80       1.32
Less distributions:
  Dividends from net investment income                           (0.79)       (1.13)    (1.12)    (1.04)    (0.93)     (0.74)(3)
  Distributions in excess of net investment income                  --           --        --        --        --         --
  Distributions from capital paid-in                                --           --        --        --        --         --
  Total distributions                                            (0.79)       (1.13)    (1.12)    (1.04)    (0.93)     (0.74)
Net asset value, end of period                                 $  9.71      $  9.24   $  8.98   $  7.33   $  7.20   $   7.78
Total investment return at net asset value(4) (%)                 4.81(5)      6.89      9.72     (7.36)    12.31      19.92
Total adjusted investment return at
net asset value(4,6) (%)                                          3.64         6.49      9.58     (7.45)       --         --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                    30,260       67,140    95,430    80,890    79,272    153,568
Ratio of expenses to average net assets (%)                       1.00(7)      1.09      1.33      1.53      1.75       1.69
Ratio of adjusted expenses to average net assets (%)              2.17(7)      1.49      1.47      1.62        --         --
Ratio of net investment income (loss) to
average net assets (%)                                           10.87(7)     12.07     12.28     12.60     13.46      10.64
Ratio of adjusted net investment income (loss) to
average net assets (%)                                            9.70(7)     11.67     12.14     12.51        --         --
Portfolio turnover rate (%)                                        207           67       125        81        60         80
Fee reduction per share ($)                                       0.09         0.04      0.01      0.01        --         --

-----------------------------------------------------------------------------------------------------------------------------------
 Class A - year ended May 31,                                      1993          1994          1995       1996          1996(8)
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
Net asset value, beginning of period                           $   7.78   $      7.55      $   7.17   $   7.15      $   7.27
Net investment income (loss)                                       0.71          0.68          0.64       0.66(2)       0.32(2)
Net realized and unrealized gain (loss) on investments,
foreign currency transactions and financial futures contracts     (0.22)        (0.33)        (0.02)      0.12          0.31
Total from investment operations                                   0.49          0.35          0.62       0.78          0.63
Less distributions:
  Dividends from net investment income                            (0.72)        (0.58)(3)     (0.55)     (0.66)        (0.32)
  Distributions in excess of net investment income                   --         (0.05)           --         --            --
  Distributions from capital paid-in                                 --         (0.10)        (0.09)        --            --
  Total distributions                                             (0.72)        (0.73)        (0.64)     (0.66)        (0.32)
Net asset value, end of period                                 $   7.55   $      7.17      $   7.15   $   7.27      $   7.58
Total investment return at net asset value(4) (%)                  6.81          4.54          9.33      11.37          8.90(5)
Total adjusted investment return at
net asset value(4,6) (%)                                             --            --            --         --            --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                    262,137       335,261       327,876    369,127       400,738
Ratio of expenses to average net assets (%)                        1.58          1.32          1.09       1.03          1.01(7)
Ratio of adjusted expenses to average net assets (%)                 --            --            --         --            --
Ratio of net investment income (loss) to
average net assets (%)                                             9.63          8.71          9.24       9.13          8.73(7)
Ratio of adjusted net investment income (loss) to
average net assets (%)                                               --            --            --         --            --
Portfolio turnover rate (%)                                          97            91            55         78            77
Fee reduction per share ($)                                          --            --            --         --            --

-----------------------------------------------------------------------------------------------------------------------------------
 Class B - year ended May 31,                                          1994(1)          1995             1996             1996(8)
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $  7.58         $   7.17         $   7.15         $   7.27
Net investment income (loss)                                           0.40             0.60(2)          0.61(2)          0.29(2)
Net realized and unrealized gain (loss) on investments,
foreign currency transactions and financial futures contracts         (0.41)           (0.02)            0.12             0.31
Total from investment operations                                      (0.01)            0.58             0.73             0.60
Less distributions:
  Dividends from net investment income                                (0.32)(3)        (0.52)           (0.61)           (0.29)
  Distributions in excess of net investment income                    (0.03)(3)           --               --               --
  Distributions from capital paid-in                                  (0.05)           (0.08)              --               --
  Total distributions                                                 (0.40)           (0.60)           (0.61)           (0.29)
Net asset value, end of period                                      $  7.17         $   7.15         $   7.27         $   7.58
Total investment return at net asset value(4) (%)                     (0.22)(5)         8.58            10.61             8.50(5)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         77,691          134,527          206,751          275,432
Ratio of expenses to average net assets (%)                            1.91(7)          1.76             1.73             1.71(7)
Ratio of net investment income (loss) to average net assets (%)        8.12(7)          8.55             8.42             8.02(7)
Portfolio turnover rate (%)                                              91               55               78               77

(1) Class A and Class B shares commenced operations on August 18, 1986 and October 4, 1993, respectively.
(2)  Based on the average of the shares outstanding at the end of each month.
(3) The dividend policy of the fund was changed, effective August 1, 1991, from one that utilized daily dividend declarations to one that declares dividends monthly. Additionally, the dividend policy of the fund was changed, effective October 1, 1993, from one that declared dividends monthly to daily dividend declarations.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)  Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)  Annualized.
(8)  Six months ended November 30, 1996. (Unaudited.)


                                                        STRATEGIC INCOME FUND 17

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

All John Hancock income funds offer two classes of shares, Class A and Class B. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your financial representative can help you decide.

--------------------------------------------------------------------------------
Class A                                 Class B
--------------------------------------------------------------------------------

o  Front-end sales charges, as          o  No front-end sales charge; all
   described below. There are              your money goes to work for you
   several ways to reduce these            right away.
   charges, also described below.
                                        o  Higher annual expenses than
o  Lower annual expenses than Class        Class A shares.
   B shares.
                                        o  A deferred sales charge, as
                                           described below.

                                        o  Automatic conversion to Class A
                                           shares after either five years
                                           (Group 1) or eight years (Group 2)
                                           (see below), thus reducing future
                                           annual expenses.

For actual past expenses of Class A and B shares, see the fund-by-fund information earlier in this prospectus.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Use the table below to find out which group the fund is in, then consult the sales charge information for that group.

--------------------------------------------------------------------------------
Group 1                                Group 2
--------------------------------------------------------------------------------
o  Intermediate Maturity               o  Government Income
   Government
                                       o  High Yield Bond
o  Limited-Term Government
                                       o  Sovereign Bond

                                       o  Sovereign U.S. Government Income

                                       o  Strategic Income

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges - Group 1
--------------------------------------------------------------------------------
                            As a % of       As a % of your
 Your investment            offering price  investment
 Up to $99,999              3.00%           3.09%
 $100,000 - $499,999        2.50%           2.56%
 $500,000 - $999,999        2.00%           2.04%
 $1,000,000 and over        See below

--------------------------------------------------------------------------------
 Class A sales charges - Group 2
--------------------------------------------------------------------------------
                            As a % of       As a % of your
 Your investment            offering price  investment
 Up to $99,999              4.50%           4.71%
 $100,000 - $249,999        3.75%           3.90%
 $250,000 - $499,999        2.75%           2.83%
 $500,000 - $999,999        2.00%           2.04%
 $1,000,000 and over        See below

Investments of $1 million or more Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
 CDSC on $1 million+ investments (Groups 1 and 2)
--------------------------------------------------------------------------------
 Your investment                CDSC on shares being sold
 First $1M - $4,999,999         1.00%
 Next $1 - $5M above that       0.50%
 Next $1 or more above that     0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the LAST day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


18 YOUR ACCOUNT

Class B Shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the
CDSC:

--------------------------------------------------------------------------------
 Class B deferred charges
--------------------------------------------------------------------------------
 Years after         CDSC on Group 1     CDSC on Group 2
 purchase            shares being sold   shares being sold
 1st year            3.00%               5.00%
 2nd year            2.00%               4.00%
 3rd year            2.00%               3.00%
 4th year            1.00%               3.00%
 5th year            None                2.00%
 6th year            None                1.00%
 After 6 years       None                None

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge.
o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.
o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services to add these options (see the back cover of this prospectus).

Group Investment Program Allows established groups of four or more investors to invest as a group. Each investor has an individual account, but for sales charge purposes the group's investments are lumped together, making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial aggregate investments must be at least $250), and you may terminate the program at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify.

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for either share class will generally be waived in the following cases:

o  to make payments through certain systematic withdrawal plans
o  to make certain distributions from a retirement plan
o  because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Reinstatement privilege If you sell shares in a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.


                                                                 YOUR ACCOUNT 19

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o  government entities that are prohibited from paying mutual fund sales charges
o financial institutions or common trust funds investing $1 million or more for non-discretionary accounts
o  selling brokers and their employees and sales representatives
o financial representatives utilizing fund shares in fee-based investment products under agreement with John Hancock Funds
o fund trustees and other individuals who are affiliated with these or other John Hancock funds
o individuals transferring assets to a John Hancock fund from an employee benefit plan that has John Hancock funds
o  members of an approved affinity group financial services program
o  certain insurance company contract holders (one-year CDSC usually applies)
o participants in certain retirement plans with at least 100 members (one-year CDSC applies)
o in the case of Limited-Term Government Fund, anyone investing the proceeds from any non-John Hancock mutual fund, as long as that fund had sales charges and the investor paid them; investors must supply a copy of the redemption check or confirmation statement, and must remain invested in Limited-Term Government Fund for at least 15 days

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1  Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

   o non-retirement account: $1,000
   o retirement account: $250
   o group investments: $250
   o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

3 Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You can initiate any purchase, exchange or sale of shares through your financial representative.


20 YOUR ACCOUNT

--------------------------------------------------------------------------------
 Buying shares
--------------------------------------------------------------------------------
             Opening an account              Adding to an account
By check

[Clipart]    o  Make out a check for the     o  Make out a check for the
                investment amount, payable      investment amount payable
                to "John Hancock Signature      to "John Hancock Signature
                Services, Inc."                 Services, Inc."

             o  Deliver the check and your   o  Fill out the detachable
                completed application to        investment slip from an
                your financial                  account statement. If no
                representative, or mail         slip is available, include
                to Signature Services           a note specifying the fund
                (address below).                name, your share class,
                                                your account number and the
                                                name(s) in which the
                                                account is registered.

                                             o  Deliver the check and your
                                                investment slip or note to
                                                your financial
                                                representative, or mail
                                                to Signature Services
                                                (address below).

By exchange

[Clipart]    o  Call your financial          o  Call Signature Services to
                representative or Signature     request an exchange.
                Services to request an
                exchange.

By wire

[Clipart]    o  Deliver your completed       o  Instruct your bank to wire
                application to your             the amount of your
                financial representative,       investment to:
                or mail it to Signature         First Signature Bank & Trust
                Services.                       Account # 900000260
                                                Routing # 211475000
             o  Obtain your account number      Specify the fund name, your
                by calling your financial       share class, your account
                representative or Signature     number and the name(s) in
                Services.                       which the account is
                                                registered. Your bank may
             o  Instruct your bank to wire      charge a fee to wire funds.
                the amount of your
                investment to:
                First Signature Bank & Trust
                Account # 900000260
                Routing # 211475000
                Specify the fund name,
                your choice of share class,
                the new account number and
                the name(s) in which the
                account is registered. Your
                bank may charge a fee to
                wire funds.

By phone

[Clipart]    See "By wire" and               o  Verify that your bank or
             "By exchange."                     credit union is a member of
                                                the Automated Clearing
                                                House (ACH) system.

                                             o  Complete the
                                                "Invest-By-Phone" and "Bank
                                                Information" sections on
                                                your account application.

                                             o  Call Signature Services to
                                                verify that these features
                                                are in place on your
                                                account.

                                             o  Tell the Signature Services
                                                representative the fund
                                                name, your share class,
                                                your account number, the
                                                name(s) in which the
                                                account is registered and
                                                the amount of your
                                                investment.

------------------------------------------

Address
John Hancock Signature Services, Inc.
1 John Hancock Way STE 1000
Boston, MA 02217-1000

Phone                                        To open or add to an account using
1-800-225-5291                               the Monthly Automatic Accumulation
                                             Program, see "Additional investor
Or contact your financial representative     services."
for instructions and assistance.

------------------------------------------


                                                                 YOUR ACCOUNT 21

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
             Designed for                    To sell some or all of your shares

By letter

[Clipart]    o  Accounts of any type.        o  Write a letter of
                                                instruction or complete a
             o  Sales of any amount.            stock power indicating the
                                                fund name, your share
                                                class, your account number,
                                                the name(s) in which the
                                                account is registered and
                                                the dollar value or number
                                                of shares you wish to sell.

                                             o  Include all signatures and
                                                any additional documents
                                                that may be required (see
                                                next page).

                                             o  Mail the materials to
                                                Signature Services.

                                             o  A check will be mailed to
                                                the name(s) and address in
                                                which the account is
                                                registered, or otherwise
                                                according to your letter of
                                                instruction.

By phone

[Clipart]    o  Most accounts.               o  For automated service 24
                                                hours a day using your
             o  Sales of up to $100,000.        touch-tone phone, call the
                                                EASI-Line at
                                                1-800-338-8080.

                                             o  To place your order with a
                                                representative at John
                                                Hancock Funds, call
                                                Signature Services between
                                                8 A.M. and 4 P.M. Eastern
                                                Time on most business days.

By wire or electronic funds transfer (EFT)

[Clipart]    o  Requests by letter to sell   o  Fill out the "Telephone
                any amount (accounts of any     Redemption" section of your
                type).                          new account application.

             o  Requests by phone to sell    o  To verify that the
                up to $100,000 (accounts        telephone redemption
                with telephone redemption       privilege is in place on an
                privileges).                    account, or to request the
                                                forms to add it to an
                                                existing account, call
                                                Signature Services.

                                             o  Amounts of $1,000 or more
                                                will be wired on the next
                                                business day. A $4 fee will
                                                be deducted from your
                                                account.

                                             o  Amounts of less than $1,000
                                                may be sent by EFT or by
                                                check. Funds from EFT
                                                transactions are generally
                                                available by the second
                                                business day. Your bank may
                                                charge a fee for this
                                                service.
By exchange

[Clipart]    o  Accounts of any type.        o  Obtain a current prospectus
                                                for the fund into which you
             o  Sales of any amount.            are exchanging by calling
                                                your financial
                                                representative or Signature
                                                Services.

                                             o  Call Signature Services to
                                                request an exchange.

By check

[Clipart]    o  Government Income,           o  Request checkwriting on your
                Limited-Term Government,        account application.
                Sovereign U.S. Government
                and Strategic Income Funds   o  Verify that the shares to be
                only.                           sold were purchased more than
                                                10 days earlier or were
             o  Any account with                purchased by wire.
                checkwriting privileges.
                                             o  Write a check for any
             o  Sales of over $100.             amount over $100.

                                      ------------------------------------------

                                      Address
                                      John Hancock Signature Services, Inc.
                                      1 John Hancock Way STE 1000
                                      Boston, MA 02217-1000

                                      Phone
                                      1-800-225-5291
To sell shares through a systematic
withdrawal plan, see "Additional      Or contact your financial representative
investor services."                   for instructions and assistance.

                                      ------------------------------------------


22 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o  your address of record has changed within the past 30 days
o  you are selling more than $100,000 worth of shares
o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

o  a broker or securities dealer
o  a federal savings, cooperative or other type of bank
o  a savings and loan or other thrift institution o a credit union
o  a securities exchange or clearing agency

A  notary public CANNOT provide a signature guarantee.

                                                                       [Clipart]
--------------------------------------------------------------------------------
Seller                                       Requirements for written requests
--------------------------------------------------------------------------------

Owners of individual, joint, sole            o  Letter of instruction.
proprietorship, UGMA/UTMA
(custodial accounts for minors) or           o  On the letter, the signatures
general partner accounts.                       and titles of all persons
                                                authorized to sign for the
                                                account, exactly as the account
                                                is registered.

                                             o  Signature guarantee if
                                                applicable (see above).

Owners of corporate or association           o  Letter of instruction.
accounts.
                                             o  Corporate resolution, certified
                                                within the past 90 days.

                                             o  On the letter and the
                                                resolution, the signature of the
                                                person(s) authorized to sign for
                                                the account.

                                             o  Signature guarantee if
                                                applicable (see above).

Owners or trustees of trust                  o  Letter of instruction.
accounts.
                                             o  On the letter, the signature(s)
                                                of the trustee(s).

                                             o  If the names of all trustees are
                                                not registered on the account,
                                                please also provide a copy of
                                                the trust document certified
                                                within the past 60 days.

                                             o  Signature guarantee if
                                                applicable (see above).

Joint tenancy shareholders whose             o  Letter of instruction signed by
co-tenants are deceased.                        surviving tenant.

                                             o  Copy of death certificate.

                                             o  Signature guarantee if
                                                applicable (see above).

Executors of shareholder estates.            o  Letter of instruction signed by
                                                executor.

                                             o  Copy of order appointing
                                                executor.

                                             o  Signature guarantee if
                                                applicable (see above).

Administrators, conservators,                o  Call 1-800-225-5291 for
guardians and other sellers or                  instructions.
account types not listed above.


                                                                 YOUR ACCOUNT 23

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time) by dividing a class's net assets by the number of its shares outstanding.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is accepted by Signature Services.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, Signature Services will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, Signature Services is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange, except that the rate will change to the new fund's rate if that rate is higher. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Eligibility by state You may only invest in, or exchange into, fund shares legally available in your state.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance
o  after any changes of name or address of the registered owner(s)
o  in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally declare dividends daily and pay them monthly. Short- and long-term capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year. Your dividends begin accruing the day after payment is received by the fund and continue through the day your shares are actually sold.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively,


24 YOUR ACCOUNT
you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

Taxability of dividends As long as a fund meets the requirements for being a tax-qualified regulated investment company, which each fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Consequently, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o  Complete the appropriate parts of your account application.
o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o  Make sure you have at least $5,000 worth of shares in your account.
o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of qualified retirement plans, including IRAs, SEPs, 401(k) plans, 403(b) plans (including TSAs) and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


                                                                 YOUR ACCOUNT 25

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

How the funds are organized Each John Hancock income fund is an open-end management investment company or a series of such a company.

Each fund is supervised by a board of trustees, an independent body that has ultimate responsibility for the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others (see diagram). The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests. At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The boards of the John Hancock income funds may include individuals who are affiliated with the investment adviser. However, the majority of board members must be independent.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Sales compensation").

       [Diagram outlining the business structure of John Hancock Funds.]


26 FUND DETAILS

Accounting compensation The funds compensate the adviser for performing tax and financial management services. Annual compensation is not expected to exceed 0.02% of each fund's average net assets.

Portfolio trades In placing portfolio trades, the adviser may use brokerage firms that market the fund's shares or are affiliated with John Hancock Mutual Life Insurance Company, but only when the adviser believes no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price.

Investment goals Except for Government Income Fund, High Yield Bond Fund and Intermediate Maturity Government Fund, each fund's investment goal is fundamental and may only be changed with shareholder approval.

Diversification All of the income funds are diversified.

--------------------------------------------------------------------------------
SALES COMPENSATION

As part of their business strategies, the funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the funds' assets ("12b-1" refers to the federal securities regulation that authorizes annual fees of this type). The 12b-1 fee rates vary by fund and by share class, according to Rule 12b-1 plans adopted by the funds. The sales charges and 12b-1 fees paid by investors are detailed in the fund-by-fund information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and, for Class B shares, interest expenses.

--------------------------------------------------------------------------------
 Class B unreimbursed distribution expenses(1)
--------------------------------------------------------------------------------
                                 Unreimbursed           As a % of
 Fund                            expenses               net assets
 Government Income               $   9,835,482          4.85%
 High Yield Bond                 $   7,642,995          3.83%
 Intermediate Maturity Gov.      $     253,107          2.30%
 Limited-Term Government         $     195,672          2.31%
 Sovereign Bond                  $   2,970,686          4.64%
 Sovereign U.S. Gov. Income      $   5,553,890          4.58%
 Strategic Income                $   5,169,665          3.18%

(1) As of the most recent fiscal year end covered by each fund's financial highlights. These expenses may be carried forward indefinitely.

Initial compensation Whenever you make an investment in a fund or funds, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time.

Annual compensation Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears.

Financial services firms selling large amounts of fund shares may receive extra compensation. This compensation, which John Hancock Funds pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.


                                                                 FUND DETAILS 27

------------------------------------------------------------------------------------------------------------------------------------
 Class A investments
------------------------------------------------------------------------------------------------------------------------------------
                                                         Maximum
                                   Sales charge          reallowance           First year             Maximum
                                   paid by investors     or commission         service fee            total compensation(1)
                                   (% of offering price) (% of offering price) (% of net investment)  (% of offering price)
 Group 1 funds
 Up to $99,999                     3.00%                 2.26%                 0.25%                  2.50%
 $100,000 - $499,999               2.50%                 2.01%                 0.25%                  2.25%
 $500,000 - $999,999               2.00%                 1.51%                 0.25%                  1.75%

 Group 2 funds
 Up to $99,999                     4.50%                 3.76%                 0.25%                  4.00%
 $100,000 - $249,999               3.75%                 3.01%                 0.25%                  3.25%
 $250,000 - $499,999               2.75%                 2.06%                 0.25%                  2.30%
 $500,000 - $999,999               2.00%                 1.51%                 0.25%                  1.75%

 Regular investments of $1 million
 or more (Groups 1 and 2)
 First $1M - $4,999,999            --                    0.75%                 0.25%                  1.00%
 Next $1 - $5M above that          --                    0.25%                 0.25%                  0.50%
 Next $1 or more above that        --                    0.00%                 0.25%                  0.25%

 Waiver investments(2)             --                    0.00%                 0.25%                  0.25%

------------------------------------------------------------------------------------------------------------------------------------
 Class B investments
------------------------------------------------------------------------------------------------------------------------------------

                                                         Maximum
                                                         reallowance           First year             Maximum
                                                         or commission         service fee            total compensation
                                                         (% of offering price) (% of net investment)  (% of offering price)
 Group 1 funds
 All amounts                                             2.25%                 0.25%                  2.50%

 Group 2 funds
 All amounts                                             3.75%                 0.25%                  4.00%

(1) Reallowance/commission percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.
(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members that take advantage of the sales charge waivers described earlier in this prospectus.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.


28 FUND DETAILS

--------------------------------------------------------------------------------
MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of each fund's risk profile in the fund-by-fund information.

The funds are permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and investment practices, along with the risks associated with them. The funds follow certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that a John Hancock income fund will earn income or show a positive total return over any period of time -- days, months or years.

--------------------------------------------------------------------------------
TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks.

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative affect on fund management or performance.

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them.

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.

Prepayment risk The risk that unanticipated prepayments may occur, reducing the value of mortgage-backed securities.

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for.


                                                                 FUND DETAILS 29

--------------------------------------------------------------------------------
 Higher-risk securities and practices
--------------------------------------------------------------------------------

This table shows each fund's investment limitations as a percentage of portfolio assets. In each case the principal types of risk are listed (see previous page for definitions). Numbers in this table show allowable usage only; for actual usage, consult the fund's annual/semi-annual reports.

10  Percent of total assets (italic type)
10  Percent of net assets (roman type)
(_) No policy limitation on usage; fund may be using currently
(_) Permitted, but has not typically been used
--  Not permitted

                                                                     Intermediate                            Sovereign
                                            Government    High Yield    Maturity   Limited-Term  Sovereign   U.S. Gov't  Strategic
                                              Income          Bond       Gov't     Government      Bond       Income      Income
------------------------------------------------------------------------------------------------------------------------------------
Investment practices
Borrowing; reverse repurchase agreements
The borrowing of money from banks
or through reverse repurchase agreements.
Leverage, credit risks.                          33.3         33.3        33.3        33.3        33.3        33.3         33
Covered mortgage dollar roll transactions
The sale of mortgage-backed securities
with the commitment to buy back similar
securities at a future date. Credit, interest
rate,leverage, market, opportunity risks.         (_)          (_)         (_)         (_)         (_)         (_)        (_)
Repurchase agreements  The purchase of a
security that must later be sold back to
the issuer at the same price plus interest.
Credit risk.                                      (_)          (_)         (_)         (_)         (_)         (_)        (_)
Securities lending  The lending of securities
to financial institutions, which provide
cash or government securities as collateral.
Credit risk.                                       30           30        33.3        33.3        33.3          30       33.3
Short-term trading  Selling a security soon
after purchase. A portfolio engaging in
short-term trading will have higher turnover
and transaction expenses. Market risk.            (_)          (_)         (_)         (_)         (_)         (_)        (_)
When-issued securities and forward commitments
The purchase or sale of securities for delivery
at a future date; market value may change before
delivery. Market, opportunity, leverage risks.    (_)          (_)         (_)         (_)         (_)         (_)        (_)

------------------------------------------------------------------------------------------------------------------------------------
Conventional securities
Brady bonds  Dollar-denominated securities issued
to refinance foreign government bank loans and
other debt. Credit, interest rate, market,
political risks.                                   10          (_)(1)       --          --          25          --        (_)(1)
Foreign debt securities  Debt securities issued
by foreign governments or companies. Credit,
currency, interest rate, market, political risks.  20          (_)(1)       --          --          25          --        (_)(1)
In-kind, delayed and zero coupon debt securities
Securities offering non-cash or delayed-cash
payment. Their prices are typically more volatile
than those of conventional debt securities.
Credit, interest rate, market risks.              (_)          (_)         (_)         (_)         (_)         (_)        (_)
Restricted and illiquid securities  Securities
not traded on the open market. May include
illiquid Rule 144A securities. Liquidity,
valuation, market risks.                           10           10          15          15          15          15         15

------------------------------------------------------------------------------------------------------------------------------------
Unleveraged derivative securities
Asset-backed securities Securities backed by
unsecured debt, such as credit card  debt;
these securities are often guaranteed or
over-collateralized to enhance their credit
quality. Credit, interest rate risks.              20          (_)          35           20        (_)          35        (_)
Mortgage-backed securities  Securities backed
by pools of mortgages, including passthrough
certificates, PACs, TACs and other senior
classes of collateralized mortgage obligations
(CMOs). Credit, extension, prepayment, interest
rate risks.                                       (_)          (_)         (_)         (_)         (_)         (_)        (_)
Participation interests  Securities representing
an interest in another security or in bank loans.
Credit, interest rate, liquidity, valuation
risks.                                             --           10(2)       --          --          15(2)       --         15(2)
Rights and warrants  Securities offering the
right, or involving the promise, to buy or
sell certain securities at a future date.
Market risk.                                        5            5           5           5           5          --          5

(1) No more than 25% of the fund`s assets will be invested in government securities of any one foreign country.
(2) Part of the 10% or 15% limitation on illiquid securities.
(3) Applies to purchased options only.


30 FUND DETAILS

--------------------------------------------------------------------------------
 Higher-risk securities and practices (cont'd)
--------------------------------------------------------------------------------

                                                                     Intermediate                            Sovereign
                                            Government    High Yield    Maturity   Limited-Term  Sovereign   U.S. Gov't  Strategic
                                              Income          Bond       Gov't     Government      Bond       Income      Income
------------------------------------------------------------------------------------------------------------------------------------
Leveraged derivative securities
Currency contracts Contracts involving the
right or obligation to buy or sell a
given amount of foreign currency at a
specified price and future date.
o  Hedged. Currency, hedged leverage,
   correlation, liquidity, opportunity risks.      --          (_)          --          --          --          --        (_)
o  Speculative. Currency, speculative
   leverage, liquidity risks.                      --           --          --          --          --          --        (_)
Financial futures and options; securities
and index options  Contracts involving the
right or obligation to deliver or receive
assets or money depending on the performance
of one or more assets or an economic index.
o  Futures and related options. Interest
   rate, currency, market, hedged or
   speculative leverage, correlation,
   liquidity, opportunity risks.                  (_)          (_)         (_)         (_)         (_)         (_)        (_)
o  Options on securities and indices. Interest
   rate, currency, market, hedged or speculative
   leverage, correlation, liquidity, credit,
   opportunity risks.                               5(3)         5(3)        5(3)        5(3)        5(3)        5(3)       5(3)
Structured securities  Indexed and/or leveraged
mortgage-backed and other debt securities,
including principal-only and interest-only
securities, leveraged floating rate securities,
and others. These securities tend to be highly
sensitive to interest rate movements and their
performance may not correlate to such movements
in a conventional fashion. Credit, interest
rate, extension, prepayment, market, speculative
leverage, liquidity, valuation risks.             (_)           10          10          10          10          10        (_)
Swaps, caps, floors, collars  OTC contracts
involving the right or obligation to receive
or make payments based on two different income
streams. Correlation, credit, currency, interest
rate, hedged or speculative leverage, liquidity,
valuation risks.                                  (_)          (_)         (_)         (_)         (_)         (_)        (_)

--------------------------------------------------------------------------------
 Analysis of funds with 5% or more in junk bonds(1)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar graph in the printed material.]

 Quality rating
 (S&P/Moody's)(2)                          High Yield Bond Fund              Sovereign Bond Fund               Strategic Income Fund
Investment-Grade Bonds
AAA/Aaa                                    0.9%                              42.2%                              22.6%
AA/Aa                                      0.4%                               9.1%                              10.7%
A/A                                        0.2%                              14.6%                               0.6%
BBB/Baa                                    3.8%                              12.5%                               2.2%
------------------------------------------------------------------------------------------------------------------------------------
Junk Bonds
BB/Ba                                     10.5%                              11.1%                              10.8%
B/B                                       64.4%                               7.8%                              42%
CCC/Caa                                    6.1%                               0.2%                               0.9%
CC/Ca                                      0.4%                               0.0%                               0.0%
C/C                                        0.0%                               0.0%                               0.0%
D                                          0.4%                               0.0%                               0.2%
% of portfolio in bonds                   87.1%                              97.5%                              90.0%

(1) Average weighted quality distribution for the most recent fiscal year.
(2) In cases where the S&P and Moody's ratings for a given bond issue do not agree, the issue has been counted in the higher category.

                                                                 FUND DETAILS 31

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock income funds:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS
Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information on all aspects of the funds. The current annual/ semi-annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference (is legally a part of this prospectus).

To request a free copy of the current annual/semi-annual report or the SAI, please write or call:

John Hancock Signature Services, Inc.
1 John Hancock Way STE 1000
Boston, MA02217-1000
Telephone: 1-800-225-5291
EASI-Line: 1-800-338-8080
TDD: 1-800-544-6713
Internet: www.jhancock.com/funds



[Logo]JOHN HANCOCK FUNDS
      A Global Investment Management Firm

      101 Huntington Avenue
      Boston, Massachusetts 02199-7603

      John Hancock(R)                          (C) 1996 John Hancock Funds, Inc.
      Financial Services                                             INCPN  3/97

                             JOHN HANCOCK BOND TRUST
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                       John Hancock Government Income Fund
                        John Hancock High Yield Bond Fund

                           CLASS A AND CLASS B SHARES

                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 1997


     This Statement of Additional Information provides information about John Hancock Government Income Fund and John Hancock High Yield Bond Fund (individually a "Fund" and collectively, the "Funds"), each a diversified series of John Hancock Bond Trust (the "Trust"), in addition to the information that is contained in the Funds' Prospectus dated March 1, 1997 (the "Prospectus").

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services Inc.
                           1 John Hancock Way STE 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS

                                                                            Page

Organization of the Funds.................................................    2
Investment Objectives and Policies........................................    2
Investment Restrictions...................................................   21
Those Responsible for Management..........................................   24
Investment Advisory and Other Services....................................   34
Distribution Contracts....................................................   36
Net Asset Value...........................................................   39
Initial Sales Charge on Class A Shares....................................   39
Deferred Sales Charge on Class B Shares...................................   42
Special Redemptions.......................................................   44
Additional Services and Programs..........................................   45
Description of the Funds' Shares..........................................   46
Tax Status................................................................   47
Calculation of Performance................................................   52
Brokerage Allocation......................................................   54
Transfer Agent Services...................................................   56
Custody of Portfolio......................................................   56
Independent Auditors......................................................   56
Appendix..................................................................   58
Financial Statements

ORGANIZATION OF THE FUNDS

Each Fund is a series of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 12, 1984. Prior to December 22, 1994, John Hancock Government Income Fund was called Transamerica Government Income Fund and John Hancock High Yield Bond Fund was called Transamerica High Yield Bond Fund. Prior to August 30, 1996, the Funds were series of John Hancock Series, Inc., a Maryland corporation.

John Hancock Advisers, Inc. (the "Adviser"), an indirect wholly- owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"),a Massachusetts life insurance company chartered in 1862 with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. There can be no assurance that either Fund will achieve its respective investment objective.

John Hancock Government Income Fund's investment objective is to earn a high level of current income consistent with preservation of capital by investing primarily in securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. The Fund may seek to enhance its current return and may seek to hedge against changes in interest rates by engaging in transactions involving options (subject to certain limits), futures and options on futures. The Fund expects that under normal market conditions it will invest at least 80% of its total assets in U.S. Government securities (and related repurchase agreements and forward commitments). The Fund may take full advantage of the entire range of maturities of U.S. Government securities and may adjust the dollar-weighted average maturity of its portfolio from time to time based in large part on the Adviser's expectation of future changes in interest rates.

As to the balance of the Fund's assets, where consistent with the investment objective, the Fund may:

         1. invest in U.S. dollar denominated securities issued or guaranteed by foreign governments which are considered stable by the Adviser, or any of the political subdivisions, instrumentalities, authorities or agencies of these governments. These securities generally will be rated within the four highest rating categories by a nationally recognized rating organization (e.g. Standard & Poor's Rating Group ("S&P") or Moody's Investors Service, Inc. ("Moody's")) or if not so rated, determined to be of equivalent quality in the opinion of the Adviser; provided that the Fund may invest up to 10% of its total assets in securities which may be rated B or better by a nationally recognized rating organization.

         2. invest in other "asset backed securities" which are not included as "government asset backed": securities and are rated in one of the two highest rating categories by a nationally recognized credit rating organization or if not so rated, determined to be of equivalent investment quality in the opinion the Adviser;

         3. engage in hedging transactions, including options, interest rate futures contracts and options thereon, subject to certain limitations described below;

         4. enter into repurchase agreements and reverse repurchase agreements and invest in when issued securities and restricted securities, subject to certain limitations described below;

         5. invest in (for liquidity purposes) high quality, short-term debt securities with remaining maturities of one year or less ("money market instruments") such as certificates of deposit, bankers' acceptances, corporate debt securities, commercial paper and related repurchase agreements.

Asset backed securities, like Ginnie Mae certificates, are securities which represent a participation in or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Types of other asset backed securities include automobile receivable securities, credit card receivable securities and mortgage backed securities such as collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

John Hancock High Yield Bond Fund's primary investment objective is to maximize current income without assuming undue risk by investing in a diversified portfolio consisting primarily of lower-rated, high yielding, fixed income securities, such as: domestic and foreign corporate bonds; debentures and notes; convertible securities; preferred stocks; and domestic and foreign government obligations. As a secondary objective, the Fund seeks capital appreciation, but only when it is consistent with the primary objective of maximizing current income. The Fund's investment objectives may not be changed without 30 days' prior written notice to shareholders.

Under normal market conditions, at least 65% of the Fund's total assets may be invested in bonds or debentures rated "Baa" or lower by Moody's, or "BBB" or lower by S&P; however, no more than 10% of the Fund's total assets may be invested in securities that are rated as low as "CC" by S&P or "Ca" by Moody's. Unrated securities will also be considered for investment by the Fund when the Adviser believes that the issuer's financial condition, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities consistent with the Fund's objectives and policies.

The Fund's investments in debt securities may include zero coupon bonds and payment-in-kind bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes, and thereby tend to be more volatile than securities which pay interest periodically and in cash. The Fund accrues income on these securities for tax and accounting purposes, and this income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the Fund may be forced to liquidate other investments to make distributions. At times when the Fund invests in zero-coupon and payment-in-kind bonds, it will not be pursuing its primary objective of maximizing current income.

Although the Fund intends to maintain investment emphasis on debt securities of domestic issuers, the Fund may invest without limitation in debt securities of foreign issuers, including those issued by supranational entities such as the World Bank. The Fund may also purchase debt securities issued in an any country developed or undeveloped. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered speculative. The Fund may also enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes. The risks of foreign investments should be carefully considered by investors.

Included among domestic debt securities eligible for purchase by the Fund are adjustable and variable or floating rate securities, mortgage related securities (including stripped securities, collateralized mortgage obligations and multi-class pass-through securities), asset-backed securities and callable bonds. Callable bonds have a provision permitting the issuer, at its option to "call" or redeem the bonds. If an issuer were to redeem bonds held by the Fund during a time of declining interest rates, the Fund might not be able to reinvest the proceeds in bonds providing the same coupon return as the bonds redeemed.

To the extent that the Fund does not invest in the securities described above, the Fund may:

         1. invest (for liquidity purposes ) in high quality, short-term debt securities with remaining maturities of one year or less ("money market instruments") including government obligations, certificates of deposit, bankers' acceptances, short-term corporate debt securities, commercial paper and related repurchase agreements;

         2. invest up to 10% of its total assets in municipal obligations, including municipal bonds issued at a discount, in circumstances where the Adviser determines that investing in such obligations would facilitate the Fund's ability to accomplish its investment objectives;

         3. lend its portfolio securities, enter into repurchase agreements and reverse repurchase agreements, purchase restricted and illiquid securities and purchase securities on a when issued or forward commitment basis;

         4. write (sell) covered call and put options and purchase call and put options on debt securities and securities indices in an effort to increase current income and for hedging purposes; and

         5. purchase and sell interest rate futures contracts on debt securities and securities index futures contracts, and write and purchase options on these futures contracts for hedging purposes.

During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, part or all of the assets of the Fund may be invested in cash or cash equivalents consisting of:

         1. obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements ) with assets of $100,000,0000 or more;

         2. commercial paper rated within the two highest rating categories of a nationally recognized rating organization;

         3. investment grade short-term notes;

         4. obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; and

         5. related repurchase agreements.

As a matter of fundamental policy, the Fund will not invest more than 25% of its total assets (taken at market value) in the securities of issuers engaged in any one industry, except that the Fund may invest up to 40% of the value of its total assets in the securities of issuers engaged in the electric utility and telephone industries. The Adviser follows a policy of not causing the Fund to invest more than 25% of its total assets in the securities of issuers engaged in the electric utility industry or the telephone industry unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in this industry (issue size of $50 million or more) have averaged greater than the yields of new issue long-tern industrial bonds similarly rated (issue size of $50 million or more) and, in the opinion the Adviser, the relative return available from the electric utility or telephone industry and the relative risk, marketability, quality and availability of securities of this industry justifies such an investment. Obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities are not subject to the foregoing 25% limitation. In addition, for purposes of this limitation, determinations of what constitutes an industry are made in accordance with specific industry codes set forth in the Standard Industrial Classification Manual and without considering groups of industries (e.g., all utilities, to be an industry.

Government Securities. Each Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes").

Custodial Receipts. The Funds may acquire custodial receipts for U.S. government securities. Custodial receipts evidence ownership of future interest payments, principal payments or both, and include Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS").
Custodial receipts are not considered U.S. government securities.

Bank and Corporate Obligations. Each of the Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of direct U.S. dollar denominated obligations of domestic or foreign issuers. Bank obligations in which a Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Municipal Obligations. High Yield Bond Fund may invest in a variety of municipal obligations which consist of municipal bonds, municipal notes and municipal commercial paper.

Municipal Bonds. Municipal bonds are issued to obtain funds for various public purposes including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the Adviser in determining whether a municipal obligation meets the Fund's investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.

Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

Federal tax legislation enacted in the 1980s placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue municipal obligations for some of the above purposes. Such restrictions do not affect the Federal income tax treatment of municipal obligations in which the Fund may invest which were issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued municipal obligations.

Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service ("Fitch") represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. See the Appendix for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase by the Fund must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

Mortgage-Backed Securities. The Funds may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits REMIC, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed Securities" that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to Ginnie Mae, Fannie Mae and Freddie Macs.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" or "residual" interests in REMICs, although the Funds do not intend, absent a change in current tax law, to invest in residual interests.

Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.

Structured or Hybrid Notes. Government Income Fund and High Yield Bond Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, a Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; a Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Participation Interests. Participation interests, which may take the form of interests in, or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. The Fund's investments in participation interests are subject to its 10% limitation on investments in illiquid securities.

Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

Risk Associated with Mortgage-backed Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass- through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X- reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Convertible Securities. High Yield Bond Fund may invest in convertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock of the same issuer. Convertible securities have general characteristics similar to both fixed income and equity securities. The market value of convertible securities declines as interest rates increase, and increases as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore will also react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and consequently may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. However, the issuers of convertible securities may default on their obligations.

Mortgage "Dollar Roll" Transactions. The Funds may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which a Fund sells Mortgage-Backed Securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Funds will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of a Fund's borrowing and other senior securities. For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Neither Fund currently intends to enter into mortgage rolls that are accounted for as financing.

Pay-In-Kind, Delayed and Zero Coupon Bonds. Each Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Tax Status." At times when a Fund invests in pay-in-kind, delayed and zero coupon bonds, it will not be pursuing its primary objective of maximizing current income.

Indexed Securities. High Yield Bond Fund may invest in indexed securities, including floating rate securities that are subject to a maximum interest rate ("capped floaters") and leveraged inverse floating rate securities ("inverse floaters") (up to 10% of the Fund's total assets). The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in interest rates or other reference prices.

Swaps, Caps, Floor and Collars. As one way of managing its exposure to different types of investments, each Fund may enter into interest rate swaps and other types of swap agreements such as caps, collars and floors. Only High Yield Bond Fund may enter into currency swaps, caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payment to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Each Fund will maintain in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap, cap, collar or floor transactions.

Asset-Backed Securities. Government Income Fund and High Yield Bond Fund may invest a portion of their assets in asset-backed securities. For Government Income Fund, these securities must be rated in one of the two highest rating categories by a nationally recognized statistical rating organization (e.g., S&P or Moody's) or if not so rated, of equivalent investment quality in the opinion of the Adviser.

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

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Lower Rated High Yield Debt Obligations. Government Income Fund and High Yield Bond Fund may invest in high yielding, fixed income securities rated below investment grade (e.g., rated below Baa by Moody's or below BBB by S&P), sometimes referred to as junk bonds. No more than 10% of Government Income Fund's total assets may be invested in these securities, and Government Income Fund may not invest in securities rated lower than B by a nationally recognized rating organization. Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

See the Appendix to this Statement of Additional Information which describes the characteristics of corporate bonds in the various rating categories. High Yield Bond Fund may invest in comparable quality unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The high yield fixed income market is relatively new and its growth occurred during a period of economic expansion. The market has not yet been fully tested by an economic recession.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately a Fund's assets. The reduced availability of reliable, objective data may increase a Fund's reliance on management's judgment in valuing high yield bonds. In addition, a Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. A Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

Ratings as Investment Criteria In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These rating will be used by the Funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Funds, an issue of securities may cease to be rated, or its rating may be reduced below the minimum required for purchase by the Funds. Neither of these events will require the sale of the securities by the Funds.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.

Brady Bonds. The Funds may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan facilitate the exchange of commercial bank debt for newly issued (known as Brady Bonds). The World Bank and the IMF provide funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements IMF debtor nations are required to implement domestic monetary and fiscal reforms. These reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs promote the debtor country's ability to service its external obligations and promote its economic growth and development. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

Brady Bonds have recently been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Poland, the Phillipines, Uruguay and Venezuela and may be issued by other countries. Over $130 billion in principal amount of Brady Bonds have been issued to date, the largest portion having been issued by Argentina and Brazil. Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. As of January 1, 1997, the Funds are not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize however, that Brady Bonds have been issued only recently, and, accordingly, they do not have along payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been

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

collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

Investments in Foreign Securities. Government Income Fund may invest in U.S. dollar denominated securities of foreign governments. These securities will generally be rated within the four highest rating categories by a nationally recognized rating organization S&P or Moody's or if not so rated, determined to be of equivalent quality in the opinion of the Adviser; provided that Government Income Fund may invest up to 10% of its total assets in securities which may be rated B or better by a nationally recognized rating organization.

High Yield Bond Fund may invest in securities of foreign issuers, including debt and equity securities of corporate and governmental issuers in countries with emerging economies or securities markets. High Yield Bond Fund may also invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

Foreign Currency Transactions. High Yield Bond Fund may engage in foreign currency transactions. The foreign currency exchange transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which it may invest as a hedge against possible variations in the foreign exchange rate between these currencies. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund's dealings in forward foreign currency exchange contracts will be limited to hedging either specified transactions or portfolio positions. The Fund will not attempt to hedge all of its foreign portfolio positions.

If High Yield Bond Fund enters into a forward contract requiring it to purchase foreign currency, its custodian bank will segregate cash or liquid securities, of any type or maturity, in a separate account of the Fund in an amount necessary to complete the forward contract. These assets will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment in purchased forward contracts.

Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of these securities decline. These transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency exchange transactions varies with factors such as the currency involved, the length of the contract period and the prevailing market conditions. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends in some cases, capital gains, and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Repurchase Agreements. Each Fund may invest in repurchase agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Funds enter into repurchase agreements.

Each Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, a decline in value of the underlying securities or lack of access to income during this period ,and the expense of enforcing its rights.

Reverse Repurchase Agreements. Each Fund may also enter into reverse repurchase agreements which involve the sale of government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. A Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Fund's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. A Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate more than 33 1/3% of the market value of its total assets. Government Income Fund will not make additional investments while borrowings (including reverse repurchase agreements) are in excess of 5% of the Fund's total assets. A Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Funds may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. Each Funds will not invest more than 10% of its total assets in illiquid investments, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 10% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. Each Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or, in the case of High Yield Bond Fund, on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. Each Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or (in the case of High Yield Bond Fund) currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by a Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by a Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Funds are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or (in the case of High Yield Bond
Fund) currencies of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's portfolio securities or (in the case of High Yield Bond Fund) the currencies in which they are denominated. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of a Fund's portfolio securities.

Each Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or (in the case of High Yield Bond Fund) currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies (in the case of High Yield Bond Fund) and any other financial instruments and indices. All futures contracts entered into by the Funds are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or (in the case of High Yield Bond Fund) the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. High Yield Bond Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or (in the case of High Yield Bond
Fund) foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, High Yield Bond Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or (in the case of High Yield Bond Fund) currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. A Fund may also purchase futures contracts as a substitute for transactions in securities or (in the case of High Yield Bond
Fund) foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. Each Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Each Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or, in the case of High Yield Bond Fund, the currency in which they are quoted or denominated) it intends to purchase. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets of High Yield Bond Fund denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that a Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Each Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge the Funds' portfolios are various futures on U.S. Government securities, securities indices and foreign currencies. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

Restricted Securities. The Funds may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. Each Funds will not invest more than 10% of its total assets in illiquid investments, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 10% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Lending of Securities. The Funds may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. A Fund may reinvest any cash collateral in short-term securities and money markets funds. When a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of each Fund not to lend portfolio securities having a total value exceeding 30% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price subject to the Fund's Fundamental Investment Restriction. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrant and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Forward Commitment and When-Issued Securities. Each Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. A Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Funds losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. Each Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage transaction expenses and may make it more difficult for a Fund to qualify as a regulated investment company for federal income tax purposes. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. Each Fund has adopted certain fundamental investment restrictions upon its investments as set forth below which cannot be changed as to either Fund without the approval of the holders of a majority of that Fund's outstanding shares. A majority for this purpose means: (a) more than 50% of the outstanding shares of a Fund, or (b) 67% or more of the shares represented at a meeting where more than 50% of the outstanding shares of a Fund are represented, whichever is less. If a percentage restriction or rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of a Fund's portfolio securities or a later change in the rating of a portfolio security will not be considered a violation of policy.

Each Fund may not:

(1) Borrow money in an amount in excess of 33-1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes (except that it may enter into a reverse repurchase agreement within the limits described in the Prospectus or this SAI), or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, futures contracts, options on futures contracts and collateral arrangements with respect to initial and variation margins are not considered a pledge of assets.

(2) Underwrite securities issued by other persons except insofar as such Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

(3) Purchase or retain real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts (except contracts for the future delivery of fixed income securities, stock index and currency futures and options on such futures) in the ordinary course of its business. Each Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

(4) Invest in direct participation interests in oil, gas or other mineral exploration or development programs.

(5) Make loans to other persons except by the purchase of obligations in which such Fund is authorized to invest and by entering into repurchase agreements; provided that a Fund may lend its portfolio securities not in excess of 30% of its total assets (taken at market value). Not more than 10% of a Fund's total assets (taken at market value) will be subject to repurchase agreements maturing in more than seven days. For these purposes the purchase of all or a portion of an issue of debt securities shall not be considered the making of a loan.

(6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than securities issued or guaranteed by the United States or any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state. In applying these limitations, a guarantee of a security will not be considered a security of the guarantor, provided that the value of all securities issued or guaranteed by that guarantor, and owned by the Fund, does not exceed 10% of the Fund's total assets. In determining the issuer of a security, each state and each political subdivision agency, and instrumentality of each state and each multi- state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

(7)      Invest  in  companies  for  the  purpose  of   exercising   control  or
management.

(8) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of such Fund, or is a member, partner, officer or Director of the Adviser, if after the purchase of the securities of such issuer by such Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

(9) Purchase any securities or evidences of interest therein on margin, except that each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and each Fund may make deposits on margin in connection with futures contracts and related options.

(10) Sell any security which such Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions.

(11) Knowingly invest in securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or market makers do not exist or will not entertain bids or offers), except for repurchase agreements, if, as a result thereof more than 10% of such Fund's total assets (taken at market value) would be so invested.

(12) Issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act") if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as nonfundamental and may be changed by the Trustees without shareholder approval.

Government Income Fund may not invest more than 25% of its total assets (taken at market value) in the securities of issuers engaged in any one industry. High

Yield Bond Fund may not invest more than 25% of its total assets (taken at market value) in the securities of issuers engaged in any one industry, except that High Yield Bond Fund may invest up to 40% of the value of its total assets in the securities of issuers engaged in the electric utility and telephone industries. Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to either Fund's limitations on industry concentration. Also, a Fund may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if such purchase, at the time thereof, would cause a Fund to hold more than 10% of any class of securities of such issuer. For this purpose, all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

Government Income Fund will not invest more than 5% of its total assets in companies which, including their respective predecessors, have a record of less than three years' continuous operation.

In order to comply with certain state regulatory policies, neither Fund will, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities if the percentage of securities so pledged, mortgaged or hypothecated would exceed 15%.

In order to comply with certain state regulatory policies, the cost of investments in options, financial futures, stock index futures and currency futures, other than those acquired for hedging purposes, may not exceed 10% of a Fund's total net assets.

Neither Fund may purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending of the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, each Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds. Neither Fund may purchase the shares of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees.

These policies are not fundamental and may be changed without shareholder approval.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of each Fund is managed by the Trust's Trustees who elect officers who are responsible for the day-to-day operations of each Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers and Directors of the Adviser or Officers and Directors of the Funds' principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief            Chairman and Chief Executive
101 Huntington Avenue                   Executive Officer (1, 2)               Officer, the Adviser and The
Boston, MA  02199                                                              Berkeley Financial Group ("Berkeley
October 1944                                                                   Group"); Chairman, NM Capital
                                                                               Management, Inc. ("NM Capital") and
                                                                               John Hancock Advisers International
                                                                               Limited ("Advisers International");
                                                                               Chairman, Chief Executive Officer
                                                                               and President, John Hancock Funds,
                                                                               Inc. ("John Hancock Funds"), First
                                                                               Signature Bank and Trust Company
                                                                               and Sovereign Asset Management
                                                                               Corporation ("SAMCorp."); Director,
                                                                               John Hancock Insurance Agency, Inc.
                                                                               ("Insurance Agency, Inc."), John
                                                                               Hancock Capital Corporation and New
                                                                               England/Canada Business Council;
                                                                               Member, Investment Company
                                                                               Institute Board of Governors;
                                                                               Director, Asia Strategic Growth
                                                                               Fund, Inc.; Trustee, Museum of
                                                                               Science; Vice Chairman and
                                                                               President, the Adviser (until July
                                                                               1992); Chairman, John Hancock
                                                                               Distributors, Inc. (until April
                                                                               1994); Director, John Hancock
                                                                               Freedom Securities Corporation
                                                                               (until September 1996); Director,
                                                                               John Hancock Signature Services,
                                                                               Inc. ("Signature Services") (until
                                                                               January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.





                                       25

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

James F. Carlin                         Trustee (3)                            Chairman and CEO, Carlin
233 West Central Street                                                        Consolidated, Inc.
Natick, MA 01760                                                               (management/investments); Director,
April 1940                                                                     Arbella Mutual Insurance Company
                                                                               (insurance), Consolidated Group
                                                                               Trust (insurance administration),
                                                                               Carlin Insurance Agency, Inc., West
                                                                               Insurance Agency, Inc. (until May
                                                                               1995) Uno Restaurant Corp.;
                                                                               Chairman, Massachusetts Board of
                                                                               Higher Education (since 1995);
                                                                               Receiver, the City of Chelsea (until
                                                                               August 1992).

William H. Cunningham                   Trustee (3)                            Chancellor, University of Texas
601 Colorado Street                                                            System and former President of the
O'Henry Hall                                                                   University of Texas, Austin, Texas;
Austin, TX 78701                                                               Lee Hage and Joseph D. Jamail
January 1944                                                                   Regents Chair of Free Enterprise;
                                                                               Director, LaQuinta Motor Inns, Inc.
                                                                               (hotel management company);
                                                                               Director, Jefferson-Pilot
                                                                               Corporation (diversified life
                                                                               insurance company) and LBJ
                                                                               Foundation Board (education
                                                                               foundation); Advisory Director,
                                                                               Texas Commerce Bank - Austin.


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.







                                       26

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Charles F. Fretz                        Trustee (3)                            Retired; self employed; Former Vice
RD #5, Box 300B                                                                President and Director, Towers,
Clothier Springs Road                                                          Perrin, Foster & Crosby, Inc.
Malvern, PA  19355                                                             (international management
June 1928                                                                      consultants) (1952-1985).

Harold R. Hiser, Jr.                    Trustee (3)                            Executive Vice President,
123 Highland Avenue                                                            Schering-Plough Corporation
Short Hill, NJ  07078                                                          (pharmaceuticals) (retired 1996);
October 1931                                                                   Director, ReCapital Corporation
                                                                               (reinsurance) (until 1995).

Anne C. Hodsdon *                       Trustee and President (1,2)            President, Chief Operating Officer
101 Huntington Avenue                                                          and Director, the Adviser; Director,
Boston, MA  02199                                                              The Berkeley Group, John Hancock
April 1953                                                                     Funds; Director, Advisers
                                                                               International; Executive Vice
                                                                               President, the Adviser (until
                                                                               December 1994); Senior Vice
                                                                               President, the Adviser (until
                                                                               December 1993); Director, Signature
                                                                               Services (until January 1996).

Charles L. Ladner                       Trustee (3)                            Director, Energy North, Inc. (public
UGI Corporation                                                                utility holding company) (until
P.O. Box 858                                                                   1992); Senior Vice President of UGI
Valley Forge, PA  19482                                                        Corp. Holding Company Public
February 1938                                                                  Utilities, LPGAS.


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.







                                       27

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Leo E. Linbeck, Jr.                     Trustee (3)                            Chairman, President, Chief Executive
3810 W. Alabama                                                                Officer and Director, Linbeck
Houston, TX 77027                                                              Corporation (a holding company
August 1934                                                                    engaged in various phases of the
                                                                               construction industry and
                                                                               warehousing interests); Former
                                                                               Chairman, Federal Reserve Bank of
                                                                               Dallas (1992, 1993); Chairman of
                                                                               the Board and Chief Executive
                                                                               Officer, Linbeck Construction
                                                                               Corporation; Director, PanEnergy
                                                                               Corporation (a diversified energy
                                                                               company), Daniel Industries, Inc.
                                                                               (manufacturer of gas measuring
                                                                               products and energy related
                                                                               equipment), GeoQuest International
                                                                               Holdings, Inc. (a geophysical
                                                                               consulting firm) (1980-1993);
                                                                               Former Director, Greater Houston
                                                                               Partnership (1980 -1995).

Patricia P. McCarter                    Trustee (3)                            Director and Secretary, The McCarter
1230 Brentford Road                                                            Corp. (machine manufacturer).
Malvern, PA  19355
May 1928


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.







                                       28

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Steven R. Pruchansky                    Trustee (1, 3)                         Director and President, Mast
4327 Enterprise Avenue                                                         Holdings, Inc. (since 1991);
Naples, FL  33942                                                              Director, First Signature Bank &
August 1944                                                                    Trust Company (until August 1991);
                                                                               Director, Mast Realty Trust (until
                                                                               1994); President, Maxwell Building
                                                                               Corp. (until 1991).

Richard S. Scipione *                   Trustee (1)                            General Counsel, John Hancock Life
John Hancock Place                                                             Company; Director, the Adviser,
P.O. Box 111                                                                   Advisers International, John Hancock
Boston, MA  02117                                                              Funds, John Hancock Distributors,
August 1937                                                                    Inc., Insurance Agency, Inc., John
                                                                               Hancock Subsidiaries, Inc.,
                                                                               SAMCorp. and NM Capital; Trustee,
                                                                               The Berkeley Group; Director, JH
                                                                               Networking Insurance Agency, Inc.;
                                                                               Director, John Hancock Property and
                                                                               Casualty Insurance and its
                                                                               affiliates (until November 1993);
                                                                               Director, Signature Services (until
                                                                               January 1997).

Norman H. Smith                         Trustee (3)                            Lieutenant General, United States
243 Mt. Oriole Lane                                                            Marine Corps; Deputy Chief of Staff
Linden, VA  22642                                                              for Manpower and Reserve Affairs,
March 1933                                                                     Headquarters Marine Corps;
                                                                               Commanding General III Marine
                                                                               Expeditionary Force/3rd Marine
                                                                               Division (retired 1991).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.







                                       29

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

John P. Toolan                          Trustee (3)                            Director, The Smith Barney Muni Bond
13 Chadwell Place                                                              Funds, The Smith Barney Tax-Free
Morristown, NJ  07960                                                          Money Funds, Inc., Vantage Money
September 1930                                                                 Market Funds (mutual funds), The
                                                                               Inefficient-Market Fund, Inc.
                                                                               (closed-end investment company) and
                                                                               Smith Barney Trust Company of
                                                                               Florida; Chairman, Smith Barney
                                                                               Trust Company (retired December,
                                                                               1991); Director, Smith Barney,
                                                                               Inc., Mutual Management Company and
                                                                               Smith Barney Advisers, Inc.
                                                                               (investment advisers) (retired
                                                                               1991); Senior Executive Vice
                                                                               President, Director and member of
                                                                               the Executive Committee, Smith
                                                                               Barney, Harris Upham & Co.,
                                                                               Incorporated (investment bankers)
                                                                               (until 1991).

Robert G. Freedman                      Vice Chairman and Chief Investment     Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                            Officer, the Adviser; Director, the
Boston, MA  02199                                                              Adviser, Advisers International,
July 1938                                                                      John Hancock Funds, SAMCorp.,
                                                                               Insurance Agency, Inc.,
                                                                               Southeastern Thrift & Bank Fund and
                                                                               NM Capital; Senior Vice President,
                                                                               The Berkeley Group; President, the
                                                                               Adviser (until December 1994);
                                                                               Director, Signature Services (until
                                                                               January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.








                                       30

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

James B. Little                         Senior Vice President and Chief        Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                      The Berkeley Group, John Hancock
Boston, MA  02199                                                              Funds.
February 1935

John A. Morin                           Vice President                         Vice President and Secretary, the
101 Huntington Avenue                                                          Adviser, The Berkeley Group,
Boston, MA  02199                                                              Signature Services and John Hancock
July 1950                                                                      Funds; Secretary, SAMCorp.,
                                                                               Insurance Agency, Inc. and NM
                                                                               Capital; Counsel, John Hancock
                                                                               Mutual Life Insurance Company (until
                                                                               January 1997).

Susan S. Newton                         Vice President and Secretary           Vice President, the Adviser; John
101 Huntington Avenue                                                          Hancock Funds, Signature Services
Boston, MA  02199                                                              and The Berkeley Group, Vice
March 1950                                                                     President, John Hancock
                                                                               Distributors, Inc. (until 1994).

James J. Stokowski                      Vice President and Treasurer           Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Directors and officers may also be officers and/or Directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of January 31,1997 the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust and of each of the Funds. On such date, the following shareholders were the only record holders and beneficial owners of 5% or more of the shares of the respective
Funds:

Number of Shares held (expressed as Percentage of each Fund's outstanding shares)

Number of Percentage                                                Number of Shares of          Percentage of Total
Name and Address of                                                 Beneficial Interest          Outstanding Shares of
Shareholder                           Class of Shares               Owned                        the Class of the Fund
-----------                           ---------------               -----                        ---------------------
Merrill Lynch Pierce                     Government                  2,462,523                        13.27%
Fenner & Smith, Inc.                     Income Fund
4800 Deerlake Dr. East                   Class B
Jacksonville, FL
  32246-6484

Continental Trust Co                     Government                    967,000                        5.21%
C/F County Employee's Annuity            Income Fund
& Ben Fund of Cook County IL             Class B
209 W Jackson St STE 700
Chicago, Il 60606

Merrill Lynch Pierce                     High Yield                  471,207                          5.02%
Fenner & Smith, Inc.                     Bond Fund
4800 Deerlake Dr. East                   Class A
Jacksonville, FL
32246-6484

Merrill Lynch Pierce                     High Yield                  6,302,008                        16.12%
Fenner & Smith, Inc.                     Bond Fund
4800 Deerlake Dr. East                   Class B
Jacksonville, FL
  32246-6484

At such date, no other person(s), owned of record or was known by the Trust to beneficially own as much as 5% of the outstanding shares of the Trust or of either of the Funds.

From December 22, 1994 until December 22, 1996, the Trustees established an Advisory Board to facilitate a smooth transition between Transamerica Fund Management Company ("TFMC"), the prior investment adviser, and the Adviser. The members of the Advisory Board were distinct from the Trustees, did not serve the Funds in any other capacity and were persons who had no power to determine what securities were purchased or sold and behalf of the Funds.

Compensation of the Trustees and Advisory Board. The following tables provide information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund Complex to the Independent Directors and the Advisory Board members for their services for the Funds' most recently completed fiscal year. Ms. Hodsdon and Messrs. Boudreau and Scipione, each a non-Independent Trustee, and each of the officers of the Trust are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the Funds for their services.

                                  Aggregate                                             Total Compensation
                                  Compensation from           Aggregate                 from all Funds in
                                  Government Income           Compensation from         John Hanocck Fund
                                  Fund (1)                    High Yield Fund (1)       Complex to Trustees (2)
                                  --------                    -------------------       -----------------------
James F. Carlin                      $ 7,487                     $ 2,346                      $ 74,250
William H. Cunningham*                 9,806                       3,064                        74,250
Charles F. Fretz                       7,422                       2,327                        74,500
Harold R. Hiser, Jr.*                  7,105                       2,196                        70,250
Charles L. Ladner                      7,422                       2,327                        74,500
Leo E. Linbeck, Jr.                    9,806                       3,064                        74,250
Patricia P. McCarter*                  7,422                       2,327                        74,250
Steven R. Pruchansky*                  7,611                       2,400                        77,500
Norman H. Smith*                       7,611                       2,400                        77,500
John P. Toolan*                        7,398                       2,319                        74,250
                                     -------                     -------                        ------
Totals                               $79,090                     $24,770                      $745,500

1        Compensation for the period ended October 31, 1996.

2 The total compensation paid by the John Hancock Funds Complex to the Independent Trustees as of the calendar year ended December 31, 1996. As of This date there were 67 funds in the John Hancock Funds Complex, of which each of these Independent Trustees served on 32.

         As of December 31, 1996, the value of the aggregate deferred compensation from all funds in the John Hancock Funds Complex for Mr. Cunningham was $131,741, for Mr. Hiser was $ 90,972, for Ms. McCarter was 67,548, for Mr. Pruchansky was $28,731, for Mr. Smith was $32,314 and for Mr. Toolan was $163,385 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees.

                              Aggregate                                                  Total Compensation
                              Compensation from             Aggregate                    from all Funds in John
                              Government Income             Compensation from            Hancock Fund Complex
Advisory Board                Fund                          High Yield Bond Fund         to Board Members**
--------------                -----------------             --------------------         ------------------
R. Trent Campbell                  $10,938                      $ 3,397                      $ 47,000
Mrs. Lloyd Bentsen                  10,686                        3,308                        47,000
Thomas R. Powers                    10,692                        3,313                        47,000
Thomas B. McDade                    10,756                        3,333                        47,000
                                   -------                      -------                        ------
Totals                             $43,072                      $13,351                      $188,000

*        For the fiscal year ended October 31, 1996.
**       As of December 31, 1996.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $19 billion in total assets under management in its capacity as investment adviser to the Funds and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,080,000 shareholders. The Adviser is a wholly-owned subsidiary of The Berkeley Financial Group, which is in turn a wholly-owned subsidiary of John Hancock Subsidiaries, Inc., which is in turn a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $80 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

Each Fund has entered into an investment management contract with the Adviser (the "Advisory Agreement"). As manager and investment adviser, the Adviser will:
(a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

Each Fund bears all cost of its organization and operation,  including  expenses
of  preparing,   printing  and  mailing  all  shareholders'  reports,   notices,
prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to each Fund's plan of distribution; fees and expenses of custodian including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including and allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not other wise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meeting; trade association memberships; insurance premiums; and any extraordinary expenses.

As provided by the investment management contracts, each Fund pays the Adviser an investment management fee, which is accrued daily and paid monthly in arrears at the following rates of the Funds' average daily net assets:

John Hancock Government Income Fund
                                                                       Fee
Average Daily Net Assets                                          (Annual Rate)
------------------------                                          -------------

The first $200 million                                                 0.65%
The next $300 million                                                  0.625%
Over $500 million                                                      0.60%

John Hancock High Yield Bond Fund
                                                                       Fee
Average Daily Net Assets                                          (Annual Rate)
------------------------                                          -------------

The first $75 million                                                 0.625%
The next $75 million                                                  0.5625%
Over $150 million                                                     0.50%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by a Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Funds or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the investment management contracts, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which their respective contracts relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the applicable investment management contract.

Under the investment management contracts, the Funds may use the name "John Hancock" or any name derived from or similar to it only for as long as the investment management contract or any extension, renewal or amendment thereof remains in effect. If a Fund's investment management contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement was approved on June 25, 1996 by all of the Trustees. The investment management contract and the distribution agreement discussed below continue in effect from year to year if approved annually by vote of a majority of the Trustees who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and by either the Trustees or the holders of a majority of the Fund's outstanding voting securities. Both agreements automatically terminate upon assignment and may be terminated without penalty on 60 days' written notice by either party or by vote of a majority of the outstanding voting securities of the Fund.

For the period from November 1, 1994 to December 22, 1994 (a) and for the fiscal year ended October 31, 1994 (b) advisory fees payable by the Funds to TFMC, each Fund's former investment adviser, were as follows:

         (1)      Government Income Fund - (a) $256,721 and (b) $1,728,997
         (2)      High Yield Bond Fund - (a) $162,374 and (b) $976,834

For the fiscal year ended October 31, 1996 (a) and for the period from December 22, 1994 to October 31, 1995, (b) advisory fees payable by the Funds to the Adviser, were as follows:

         (1)      Government Income Fund -  (a) $3,952,669 and (b) $1,612,806
         (2)      High Yield Bond Fund -    (a) $1,326,701 and (b) $897,349

Administrative Services Agreement. Each Fund previously was a party to an administrative services agreement with TFMC (the "Services Agreement"), pursuant to which TFMC performed bookkeeping and accounting services and functions, including preparing and maintaining various accounting books, records and other documents and keeping such general ledgers and portfolio accounts as are reasonably necessary for the operation of the Funds. Other administrative services included communications in response to shareholder inquiries and certain printing expenses of various financial reports. In addition, such staff and office space, facilities and equipment was provided as necessary to provide administrative services to the Funds. The Services Agreement was amended in connection with the appointment of the Adviser as adviser to the Fund to permit services under the Agreement to be provided to the Funds by the Adviser and its affiliates. The Services Agreement was terminated during the 1995 fiscal year.

The following amounts for each of the Funds for their respective periods reflect the total of administrative services fees paid to TFMC ( and to the Adviser during the period December 22, 1994 to January 16, 1995):

         Government Income Fund - For the fiscal years ended October 31, 1995 and 1994 fees paid were $16,694 and $132,786 , respectively.

         High Yield Bond Fund - For the fiscal years ended October 31, 1995 and 1994, fees paid were $13,697 and $100,822.

Accounting and Legal Services Agreement. The Trust, on behalf each Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides each Fund with certain tax, accounting and legal services. For the fiscal year ended October 31, 1996, Government Income Fund and High-Yield Bond Fund paid the Adviser $96,304 and $37,927 for services under this agreement.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

DISTRIBUTION CONTRACTS

Each Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers') which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation from of a sales charge imposed, in the case of

Class A shares, at the time of sale or, in the case of Class B shares, on the deferred basis. The sales charges are discussed further in the Prospectus.

The Distribution Agreement was initially adopted by the affirmative vote of the Trust's Trustees including the vote of a majority of Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose. The Distribution Agreement shall continue in effect from year to year if approved by either the vote of the Fund's shareholders or the Trustees including the vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose. The Distribution Agreement may be terminated at any time as to one or both Funds, without penalty, by either party upon sixty (60) days' written notice or by a vote of a majority of the outstanding voting securities of the affected Fund and terminates automatically in the case of an assignment by John Hancock Funds.

For the fiscal year ended October 31, 1996, the following amounts reflect (a) the total underwriting commissions for sales of the Fund's Class A shares and
(b) the portion of such amount retained by the Fund's distributor, John Hancock Funds and the former distributor, Transamerica Fund Distributors, Inc. In each case, the remainder of such underwriting commissions was reallowed to dealers.

         High Yield Bond Fund
         (a) $239,238 and (b) $19,285

         Government Income Fund
         (a) $35,314 and (b) $6,442

Each Fund's Trustees adopted Distribution Plans with respect to Class B and Class B shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Under the Plans , each Fund's Class A shares and Class B shares will pay distribution and service fees at an aggregate annual rate of up to 25% and 1.00%, respectively, of that Fund's daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse John Hancock Funds for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will by used to compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event the John Hancock. Funds is not fully reimbursed for expenses they incur under the Class A Plan, these expenses will not carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. A Fund does not treat unreimbursed expenses under a Class B Plan as a liability of that Fund, because the Trustees may terminate a Class B Plan at any time. For the fiscal year ended October 31, 1996 an aggregate of $9,835,482 of distribution expenses or 5.51% of the average net assets of Government Income Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rules 12b-1 fees in prior periods. For the same period, an aggregate of $ 7,642,995 of distribution expenses or 3.83% of the average net assets of High Yield Bond Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

The Plans were approved by a majority of the voting securities of each Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Plans ( the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide each Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. the Trustees review these reports on a quarterly basis to determine their continued appropriateness.

Each Plan provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. Each Plan provides that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of that Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights to that Plan. Each of the Plan provides that no material amendment to the Plans will be effective unless it is approved by a vote of a majority of the Trustees and the Independent Trustees of the Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, these is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of affected Fund.

Amounts paid to John Hancock Funds by any class of shares of each Fund will not be used to pay the expenses incurred with respect to any other class of shares of that Fund; provided, however, that expenses attributable to each Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Funds may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds

During the fiscal year ended October 31, 1996, the Funds paid the Distributors the following amounts of expenses with respect to the Class A shares and Class B shares of each of the Funds:

                                                   Expense Items

                                                  Printing and
                                                   Mailing of                                              Interest,
                                                 Prospectuses to   Compensation        Expenses of        Carrying or
                                                      New               to             John Hanock       Other Finance
                                Advertising       Shareholders    Selling Brokers         Funds             Charges
                                -----------       ------------    ---------------         -----             -------
Government Income Fund

  Class A Shares                 $ 77,146           $ 6,073           $783,540           $200,124              --
  Class B Shares                 $112,230           $ 8,840           $711,590           $297,553           $842,339

High Yield Bond Fund
Class A Shares                   $ 15,545           $   822           $ 23,340           $ 54,385              --
Class B Shares                   $177,583           $13,371           $531,696           $696,991           $521,269

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the shares of the Funds, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after closing of a foreign market, assets are valued by a method that Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Funds are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then only will be issued for full shares. The Trustees reserve the right to change or waive a Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Funds are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21 purchasing securities for his or her own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

         Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company. *

         A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts. *

         A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family
         (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing, or any fund, pension, profit sharing or other benefit plan of the individuals described above.

         A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

         A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

         A member of an approved affinity group financial services plan. *

         A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

         Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, for each Fund, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

         Amount Invested                                         CDSC Rate

         $1 to $4,999,999                                          1.00%
         Next $5 million to $9,999,999                             0.50%
         Amounts of $10 million and over                           0.25%

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

* For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or value of the Class A shares already held by such person.

Combination Privilege. Reduced sales charges also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of a Fund and shares of all other John Hancock funds which carry a sales charge.

Letter of Intention. The reduced sales loads are also applicable to investments made pursuant to a Letter of Intention (LOI), which should be read carefully prior to its execution by an investor. Each Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty- eight (48) month period. These qualified retirement plans include IRA's, SEP, SARSEP, 401(k), 403(b) (including TSAs) and Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $100,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made with the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charges as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by a Fund to sell, any additional shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of a sales charge so the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a CDSC at the rates set forth in the Funds' Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service defined contribution plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the share you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. However, you cannot redeem appreciation value only in order to avoid a CDSC.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

*        Proceeds of 50 shares redeemed at $12 per share                $ 600
*        Minus proceeds of 10 shares not subject to
         CDSC (dividend reinvestment)                                   - 120
*        Minus appreciation on remaining shares
         (40 shares X $2)                                               -  80
                                                                        -----
*        Amount subject to CDSC                                         $ 400

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Funds to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectus for additional information regarding the CDSC.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*        Redemptions due to death or disability.

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" in the Prospectus.

* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (such as 401(k), Money Purchase Pension Plan, Profit-Sharing Plan).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.

CDSC Waiver Matrix for Class B Funds

--------------------- ------------------ ----------------- ---------------- ---------------- -----------------
Type of               401 (a) Plan       403 (b)           457              IRA, IRA         Non-
Distribution          (401 (k), MPP,                                        Rollover         retirement
                      PSP)
--------------------- ------------------ ----------------- ---------------- ---------------- -----------------
Death or              Waived             Waived            Waived           Waived           Waived
Disability
--------------------- ------------------ ----------------- ---------------- ---------------- -----------------
Over 701/2            Waived             Waived            Waived           Waived for       12% of account
                                                                            mandatory        value annually
                                                                            distributions    in periodic
                                                                            or 12% of        payments
                                                                            account value
                                                                            annually in
                                                                            periodic
                                                                            payments
--------------------- ------------------ ----------------- ---------------- ---------------- -----------------
Between 59 1/2        Waived             Waived            Waived           Waived for       12% of account
and 70 1/2                                                                  Life             value annually
                                                                            Expectancy or    in periodic
                                                                            12% of account   payments
                                                                            value annually
                                                                            in periodic
                                                                            payments
--------------------- ------------------ ----------------- ---------------- ---------------- -----------------
Under 591/2           Waived             Waived for        Waived for       Waived for       12% of account
                                         annuity           annuity          annuity          value annually
                                         payments (72+)    payments (72+)   payments (72+)   in periodic
                                         or 12% of         or 12% of        or 12% of        payments
                                         account value     account value    account value
                                         annually in       annually in      annually in
                                         periodic          periodic         periodic
                                         payments          payments         payments
--------------------- ------------------ ----------------- ---------------- ---------------- -----------------
Loans                 Waived             Waived            N/A              N/A              N/A
--------------------- ------------------ ----------------- ---------------- ---------------- -----------------
Termination of        Not Waived         Not Waived        Not Waived       Not Waived       N/A
Plan
--------------------- ------------------ ----------------- ---------------- ---------------- -----------------
Hardships             Waived             Waived            Waived           N/A              N/A
--------------------- ------------------ ----------------- ---------------- ---------------- -----------------
Return of             Waived             Waived            Waived           Waived           N/A
Excess
--------------------- ------------------ ----------------- ---------------- ---------------- -----------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although the Funds would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such security would be valued for the purpose of making such payment at the same value as used in determining the Fund's net asset value. Each Fund has however elected to be governed by Rule 18f-1 under the Investment Company Act. Under the rule, the Fund is obligated to redeem shares for cash except to the extent to that the redemption payments to any shareholder during 90 day period would exceed the lesser of $250,000 or 1% of the net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of the Fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transactions charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund, John Hancock Intermediate Maturity Government Fund and John Hancock Limited-Term Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may changed or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class B shares of the Fund could be disadvantageous to a shareholder because of the CDSC imposed on redemptions of Class B shares. Therefore, a shareholder should not purchase Class B shares of the Fund at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). This program is explained in the Prospectus and the Account Privileges Application. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the due date of any investment.

Reinstatement and Reinvestment Privilege. Upon notification of Signature Services, a shareholder who has redeemed Class B shares of the Fund and paid a CDSC thereon, may, within 120 days after the date of redemption, reinvest any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund and, upon such reinvestment, the shareholder's account will be credited with the amount of any CDSC charged upon the redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS".

DESCRIPTION OF THE FUNDS' SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further acting by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of these two Funds and one other series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of each Fund, or any new series of the Trust, into one of more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of each Fund, designated as Class A and Class B.

Class A and Class B shares of each Fund represent an equal proportionate interest in the aggregate net asset values attributable to that class of each Fund. Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to the Class A Plan and the Class B Plan, respectively, of the applicable Fund. The different classes of the Funds may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that Class,
(ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of Class A shares and Class B shares will bear any class expenses properly allocable to such class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on the class of shares purchased.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than in a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Liability is therefore limited to circumstances in which the Trust itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

A shareholder's account is governed by the laws of The Commonwealth of Massachusetts

TAX STATUS

Each Fund is treated as a separate entity for accounting and tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Code, and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

Each Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid or minimize liability for such tax.

Distributions from a Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain (net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions from investment company taxable income and/or net capital gain may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. Neither Fund's dividends or other distributions will generally qualify for the dividends-received deduction available to corporations. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign exchange gains and losses realized by High Yield Bond Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments or derivatives held for less than three months, which gain is limited under the Code to less than 30% of gross income for each taxable year, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund's investment company taxable income computed without regard to such loss but after considering the post-October loss regulations the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Government Income Fund and High Yield Bond Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as qualified foreign taxes paid by them. The Funds probably will not satisfy this 50% requirement.

If a Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that a Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. A Fund that cannot or does not make this election may deduct such taxes in determining the amount it has available for distribution to shareholders, and shareholders will not, in this event, include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

High Yield Bond Fund is permitted to acquire stock in foreign corporations. If this Fund acquires stock of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

The amount of a Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of such Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption of shares of a Fund (including by exercise of the exchange privilege) a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Any gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing Class A shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

Although its present intention is to distribute, at least annually, all net capital gain, if any, each Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Funds will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would
(a) include his pro rata share of such excess as long-term capital gain income in his return for his taxable year in which the last day of such Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by such Fund, and (c) be entitled to increase the adjusted tax basis for his shares in such Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the applicable Fund and, as noted above, would not be distributed as such to shareholders. As of December 31, 1996, High Yield Bond Fund had capital loss carryforwards of $20,457,110, of which $9,184,152 expires in 2002 and $11,272,858 expires in 2003, and Government Income Fund had capital loss carryforwards of $16,766,596 of which $15,347,195 expires in 2002 and $1,419,401 expires in 2003. All of the capital loss carryforwards expiring in 1996, 1997, 2000 and 2001, respectively, were acquired on September 15, 1995, in the reorganization with John Hancock Government Securities Trust and, consequently, their availability may be limited under the Code in a given year.

A Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options, futures and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Funds will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although either Fund may in its sole discretion provide relevant information to shareholders.

Each Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish a Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Investments in debt obligations that are at risk of or are in default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as when the Funds may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund that holds such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's ability to enter into futures, options, foreign currency positions and currency forward transactions.

Certain options, futures and forward foreign currency transactions undertaken by a Fund may cause such Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures and forward foreign currency contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause a Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to seek to minimize any potential adverse tax consequences.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30%

(or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Funds.

The Funds are not subject to Massachusetts corporate excise or franchise taxes. Provided that each Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

Yield. For the 30-day period ended October 31, 1996, the yields of (a) High Yield Bond Fund's Class A and Class B shares were 9.73 % and 9.44%, respectively, and (b) Government Income Fund's Class A and Class B shares were 5.91% and 5.44 %, respectively.

Each Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:



                         Yield = 2([(a - b) + 1] 6 - 1
                                      ---
                                       cd


Where:

         a =   dividends and interest earned during the period.

         b =   net expenses accrued during the period.

         c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period (NAV where applicable).

Total Return. Average annual total return is determined separately for each class of shares.

Set forth below are tables showing the performance on a total return basis (i.e., with all dividends and distributions reinvested) of a hypothetical $1,000 investment in the Class A and Class B shares of Government Income Fund and High Yield Bond Fund.


                                              Government Income Fund

    Class A Shares          Class A Shares         Class B Shares          Class B Shares         Class B Shares
    One Year Ended            9/30/94* to          One Year Ended         Five Years Ended          2/23/88* to
       10/31/96                10/31/96               10/31/96                10/31/96               10/31/96
       --------                --------               --------                --------               --------
        (0.23)%                  6.73%                 (1.16)%                 5.55%                   6.87%


                                               High Yield Bond Fund

    Class A Shares          Class A Shares         Class B Shares          Class B Shares         Class B Shares
    One Year Ended            6/30/93* to          One Year Ended         Five Years Ended         10/26/87* to
       10/31/96                10/31/96               10/31/96                10/31/96               10/31/96
       --------                --------               --------                --------               --------

        10.83%                   7.25%                 10.24%                  10.47%                  8.90%

*        Commencement of operations.

Total Return. Each Fund's total return is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

     n _____
T = \ /ERV/P - 1


        P =        a hypothetical initial payment of $1,000.

        T =        average annual total return.

        n =        number of years.

        ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-year and life-of-fund periods.

Because each share has its own charge and fee structure, the classes have different performance results. In the case of Class A shares or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. This calculation also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of a Fund during the period stated by the maximum offering price or net asset value at the end of the period.

The total return in the case of Class B shares of each Fund is calculated by determining the net asset value of all shares held at the end of the period for each share held from the beginning of the period (assuming reinvestment of all dividends and distributions at net asset value during the period and the deduction of any applicable contingent deferred sales charge as if the shares were redeemed at the end of the period), subtracting the maximum offering price per share (net asset value per share) at the beginning of such period and then dividing the result by the maximum offering price per share (net asset value per share) at the beginning of the same period. Total return for Class A shares of each of Government Income Fund and High Yield Bond Fund is calculated in the same manner except the maximum offering price reflects the deduction of the maximum initial sales charge and the redemption value is at net asset value.

In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's maximum sales charge on Class A shares or the CDSC on Class B shares into account. A Fund's "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the stated period by the maximum offering price or net asset value at the end of the period. Excluding a Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, a Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper--Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, etc. will also be utilized. A Fund's promotional and sales literature may make reference to the Fund's "beta." Beta reflects the market-related risk of the Fund by showing how responsive the Fund is to the market.

The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of a Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease a Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser and officers of the Trust pursuant to recommendations made by its investment committee, which consists of officers and directors of the Advisor and affiliates and officers and Trustees who are interested persons of the Funds. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Investments in debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

Each Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the NASD and other policies that the Trustees may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute a Fund's portfolio transactions.

To the extent consistent with the foregoing, each Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Funds. The Funds will make no commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of each Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees.

Brokerage commissions of the Funds for their respective reporting periods, as follows, amounted to:

                  Government Income Fund - (a) $135,622 for the fiscal year ended October 31, 1996; (b) $15,814 for the fiscal year ended October 31, 1995; (c) $96,931 for the fiscal year ended October 31, 1994.

                  High Yield Bond Fund - (a) $ 39,163 for the fiscal year ended October 31, 1996 (b) $40,228 for the fiscal year ended October 31, 1995 and (c) $2,320 for the fiscal year ended October 31,1994.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, each Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. During the fiscal year ended October 31, 1996, Government Income Fund paid $405 and High Yield Bond Fund paid $0 in commissions to compensate brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company is the indirect sole shareholder of John Hancock Distributors, Inc., a broker-dealer ("Distributors" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the fiscal year ended October 31, 1996, the Fund paid no Brokerage commissions to any Affiliated Broker.

Distributors may act as broker for a Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to a Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds, the Adviser or the Affiliated Brokers. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Advisers may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services Inc., 1 Hancock Way STE 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Funds. Each Fund pays Investor Services monthly a transfer agent fee equal to $20 per account for the Class A shares and $22.50 per account for the Class B shares on an annual basis, plus out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of the relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Funds are held pursuant to a custodian agreement between the Trust and Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111. Under the custodian agreement, the custodian performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Funds are Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. The independent auditors audit and render an opinion on the Funds' annual financial statements and review the Funds' annual income tax returns. The financial statements of the Funds included in the Prospectus and this Statement of Additional Information and have been audited by Ernst & Young LLP for the periods indicated in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

            DESCRIPTION OF BOND RATINGS AND FUND'S ASSET COMPOSITION
The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                         STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC: Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC: The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

                        FITCH INVESTORS SERVICE ("Fitch")

AAA, AA, A, BBB - Bonds rated AAA are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue. Bonds rated A are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

                             TAX-EXEMPT NOTE RATINGS

Moody's - MIG-1 and MIG-2. Notes rated MIG-1 are judged to be of the best quality, enjoying strong protection from established cash flow or funds for their services or from established and broad-based access to the market for refinancing or both. Notes rated MIG-2 are judged to be of high quality with ample margins of protection, though not as large as MIG-1.

S&P - SP-1 and SP-2. SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+). SP-2 denotes a satisfactory capacity to pay principal and interest.

Fitch - FIN-1 and FIN-2. Notes assigned FIN-1 are regarded as having the strongest degree of assurance for timely payment. A plus symbol may be used to indicate relative standing. Notes assigned FIN-2 reflect a degree of assurance for timely payment only slightly less in degree than the highest category.

                CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

Moody's - Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1, indicates highest quality repayment capacity of rated issue and Prime-2 indicates higher quality.

S&P - Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues rated A have the greatest capacity for a timely payment and the designation 1, 2 and 3 indicates the relative degree of safety. Issues rated "A-1+" are those with an "overwhelming degree of credit protection."

Fitch - Commercial Paper ratings reflect current appraisal of the degree of assurance of timely payment. F-1 issues are regarded as having the strongest degree of assurance for timely payment. (+) is used to designate the relative position of an issuer within the rating category. F-2 issues reflect an assurance of timely payment only slightly less in degree than the strongest issues. The symbol (LOC) may follow either category and indicates that a letter of credit issued by a commercial bank is attached to the commercial paper note.

Other Considerations - The ratings of S&P, Moody's, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

Quality   Distribution.   The  average  weighted  quality  distribution  of  the
securities in the portfolio for the year ended October 31, 1996.


                                        John Hancock Government Income Fund

--------------------------- ----------------- ------------- -------------- ------------ ----------------- -----------
                                                               Rating                        Rating
                                 Average          % of      Assigned by       % of         Assigned by       % of
Security Ratings                  Value        Portfolio       Adviser      Portfolio        Service      Portfolio
--------------------------- ----------------- ------------- -------------- ------------ ----------------- -----------
AAA                             $561,802,759      90.4%           0           0.0%        $561,802,759       90.4%
AA                                14,719,207       2.4%           0           0.0%          14,719,207        2.4%
A                                 16,426,616       2.6%           0           0.0%          16,426,616        2.6%
BBB                                        0       0.0%           0           0.0%                   0        0.0%
BB                                 3,710,229       0.6%           0           0.0%           3,710,229        0.6%
B                                 21,399,845       3.4%      16,582,548       2.7%           4,817,297        0.8%
CCC                                        0       0.0%           0           0.0%              0             0.0%
CC                                         0       0.0%           0           0.0%              0             0.0%
C                                          0       0.0%           0           0.0%              0             0.0%
D                                          0
                            -----------------               --------------              -----------------
Debt-Securities                  618,058,655      99.4%      16,582,548       2.7%        $601,476,107      96.9%
Equities Securities                        0       0.0%
                                           -
Short-Term Securities              3,520,539       0.6%
                                   ---------
Total Portfolio                  621,579,194     100.0%
                                 -----------
Other Assets -- Net                8,897,649
                                   ---------
Net Assets                      $630,476,843
                                ============
--------------------------- ----------------- ------------- -------------- ------------ ----------------- -----------

               JOHN HANCOCK INTERMEDIATE MATURITY GOVERNMENT FUND


                           Class A and Class B Shares
                       Statement Of Additional Information
                                  March 1, 1997


     This Statement of Additional Information ("SAI") provides information about the John Hancock Intermediate Maturity Government Fund (the "Fund"), a diversified series of John Hancock Bond Fund, in addition to the information that is contained in the Fund's Class A and Class B Prospectus (the "Prospectus"), dated March 1, 1997.

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116
                                 1-800-225-5291


                                TABLE OF CONTENTS

                                                                 Statement of
                                                                  Additional
                                                                 Information
                                                                    Page

Organization of the Trust                                              3

Investment Objective and Policies                                      3

Certain Investment Practices                                           3

Investment Restrictions                                               19

Those Responsible for Management                                      22

Investment Advisory and Other Services                                33

Distribution Contracts                                                36

Net Asset Value                                                       39

Initial Sales Charge on Class A Shares                                40

Deferred Sales Charge on Class B Shares                               42

Special Redemptions                                                   45

Additional Services and Programs                                      45

Description of the Fund's Shares                                      47

Tax Status                                                            48

Calculation of Performance                                            53

Brokerage Allocation                                                  55

Transfer Agent Services                                               57

Custody of The Fund                                                   57

Independent Auditors                                                  57

Appendix A                                                           A-1

Financial Statements                                                 F-1

ORGANIZATION OF THE TRUST

     The John Hancock Bond Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust under a Declaration of Trust dated December 12, 1984. The Trust currently has only one series, the Fund. Prior to September 22, 1995, the Fund was called John Hancock Adjustable U.S. Government Trust. Prior to December 22, 1994, the Fund was called Transamerica Adjustable U.S. Government Trust.

     The Fund is managed by John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned indirect subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. John Hancock Funds, Inc. ("John Hancock Funds") acts as principal distributor of the shares of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

     The Fund seeks to achieve a high level of current income, consistent with preservation of capital and maintenance of liquidity. The Fund seeks to achieve its investment objective by investing primarily in U.S. Government securities, including U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities greater than ten years) and mortgage-backed securities issued or guaranteed by U.S. Government agencies. Since the U.S. Government has never defaulted on its obligations, its securities are considered unmatched as a safe and reliable income source. The Fund may also invest in obligations of the Tennessee Valley Authority and the World Bank and medium-term debt obligations of governmental issuers. Under normal market conditions, the Fund intends to maintain a weighted average remaining maturity or average remaining life of three to ten years. In general, investments in shorter and intermediate term (three to ten years) debt securities are less sensitive to interest rate changes and provide more stability than longer-term (ten years or more) investments. There is no assurance that the Fund will achieve its investment objective. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

CERTAIN INVESTMENT PRACTICES

     Mortgage Backed Securities. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed Securities" that may be available in the future.

     Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

     Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

     Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" or "residual" interest in REMICS, although the Fund does not intend, absent a change in current tax law, to invest in residual interests.

     Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the Securities and Exchange Commission ("SEC") considers privately issued SMBS to be illiquid.

     Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter- party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

     Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

     Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

     Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass- through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

     Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

     The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

     These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage- Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage- Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

     Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

     Asset-Backed Securities. The Fund may invest a portion of its assets in asset- backed securities which are rated in the highest rating category by a nationally recognized statistical rating organization (e.g., Standard & Poor's

Corporation or Moody's Investors Services, Inc.) or if not so rated, of equivalent investment quality in the opinion of the Adviser.

     Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

     Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

     Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, the Fund will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities. However, if the Board of Trustees determines, based upon a continuing review of the trading markets for specific Rule 144A securities, that they are liquid, then such securities may be purchased without regard to the 15% limit. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

     The Fund may acquire other restricted securities including securities for which market quotations are not readily available. These securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair market value as determined in good faith by the Fund's Trustees.

     Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

     Short Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund does not invest for the purpose of seeking short-term profits. The Fund's investment securities may be changed, however, without regard to the holding period of these securities (subject to certain tax restrictions), when the Adviser deems that this action will help achieve the Fund's objective given a change in an issuer's operations or changes in general market conditions. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves corresponding higher transaction expenses and may make it more difficult for the Fund to qualify as a regulated investment company for federal income tax purposes.

     When-Issued and Forward Commitment Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

     When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

     On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

     Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with securities dealers. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

     The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and the expense of enforcing its rights.

     Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of securities held in its portfolio to a bank or securities firm with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of interest which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. The Fund will use proceeds obtained from the sale of securities pursuant to reverse repurchase agreements to purchase other investments. The use of borrowed funds to make investments is a practice known as "leverage," which is considered speculative. Use of reverse repurchase agreements is an investment technique that is intended to increase income. Thus, the Fund will enter into a reverse repurchase agreement only when the Adviser determines that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. However, there is a risk that interest expense will nevertheless exceed the income earned. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund would also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. The Fund will not enter into reverse repurchase agreements exceeding in the aggregate 33 1/3% of the value of its total assets (including for this purpose other borrowings of the Fund). The Fund will enter into reverse repurchase agreements only with selected registered broker/dealers or with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the firms involved.

     Mortgage "Dollar Roll" Transactions. The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as a financing.

     Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price. Generally, warrants and stock purchase rights to not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

     Swaps, Caps, Floor and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap, cap, collar or floor transactions.

     Pay-In-Kind, Delayed and Zero Coupon Bonds. The Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Tax Status."

     Financial Futures Contracts. The Fund may buy and sell futures contracts (and related options) on securities in which it may invest, interest rate indices, and other instruments. The Fund may hedge its portfolio by selling or purchasing financial futures contracts as an offset against the effects of changes in interest rates or in security values. Although other techniques could be used to reduce exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using financial futures contracts. The Fund may enter into financial futures contracts for hedging and speculative purposes to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC").

     Financial futures contracts have been designed by boards of trade which have been designated "contract markets" by the CFTC. Futures contracts are traded on these markets in a manner that is similar to the way a stock is traded on a stock exchange. The boards of trade, through their clearing corporations, guarantee that the contracts will be performed. Currently, financial futures contracts are based on interest rate instruments such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit and Eurodollar certificates of deposit. It is expected that if other financial futures contracts are developed and traded the Fund may engage in transactions in such contracts.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts (same exchange, underlying security and delivery month). Other financial futures contracts, such as futures contracts on securities indices, by their terms call for cash settlements. If the offsetting purchase price is less than a Fund's original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the Fund's original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. Each Fund will pay a commission in connection with each purchase or sale of financial futures contracts, including a closing transaction. For a discussion of the Federal income tax considerations of transactions in financial futures contracts, see the information under the caption "Tax Status" below.

     At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin", ranging upward from 1.1% of the value of the financial futures contract being traded. The margin required for a financial futures contract is set by the board of trade or exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the financial futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. Each day, the futures contract is valued at the official settlement price of the board of trade or exchange on which it is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. This process is known as "mark to market." Variation margin does not represent a borrowing or lending by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the financial futures contract expired. In computing net asset value, the Fund will mark to market its open financial future positions.

     Successful hedging depends on a strong correlation between the market for the underlying securities and the futures contract market for those securities. There are several factors that may prevent this correlation from being perfect, and even a correct forecast of general interest rate trends may not result in a successful hedging transaction. There are significant differences between the securities and futures markets which could create an imperfect correlation between the markets and which could affect the success of a given hedge. The degree of imperfection will be affected by variations in speculative market demand for financial futures and debt securities, including technical influences in futures trading. Differences between the financial instruments being hedged and the instruments underlying the standard financial futures contracts available for trading will be affected by interest rate levels, maturities and creditworthiness of issuers. The degree of imperfection may be increased where the underlying debt securities are lower-rated and, therefore, subject to greater fluctuation in price than higher-rated securities.

     A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. The Fund will bear the risk that the price of the securities being hedged will not move in complete correlation with the price of the futures contracts used as a hedging instrument. Although the Adviser believes that the use of financial futures contracts will benefit the Fund, an incorrect prediction could result in a loss on both the hedged securities in the Fund's portfolio and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted. However, in the absence of the ability to hedge, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. The low margin deposits required for futures transactions permit an extremely high degree of leverage. A relatively small movement in a futures contract may result in losses or gains in excess of the amount invested.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price, at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     Finally, although the Fund engages in financial futures transactions only on boards of trade or exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid market will exist for a particular futures contract at any given time. The liquidity of the market depends on participants closing out contracts rather than making or taking delivery. In the event participants decide to make or take delivery, liquidity in the market could be reduced. In addition, the Fund could be prevented from executing a buy or sell order at a specified price or closing out a position due to limits on open positions or daily price fluctuation limits imposed by the exchanges or boards of trade. If the Fund cannot close out a position, it will be required to continue to meet margin requirements until the position is closed.

     Options on Financial Futures Contracts. The Fund may buy and sell options on financial futures contracts on securities in which it may invest, interest rate indices, and other instruments. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial and variation margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium it paid for the option.

     Other Considerations. The Fund will engage in futures and options transactions for bona fide hedging or speculative purposes to the extent permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities the Fund intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing equivalent amounts of related securities at the time when the futures contract or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to literal compliance with the bona fide hedging definition, a FTC regulation permits the Fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish speculative positions in futures contracts and options on futures will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in options and futures contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for Federal income tax purposes.

     When the Fund purchases financial futures contracts, or writes put options or purchases call options thereon, cash or liquid securities will be deposited in a segregated account with the Fund's custodian in an amount that, together with the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contracts.

     Options Transactions. The Fund may write listed and over-the-counter covered call options and covered put options on securities in order to earn additional income from the premiums received. In addition, the Fund may purchase listed and over-the-counter call and put options. The extent to which covered options will be used by the Fund will depend upon market conditions and the availability of alternative strategies. The Fund may write listed and over-the-counter call and put options on up to 100% of its net assets.

     The Fund will write listed and over-the-counter call options only if they are "covered," which means that the Fund owns or has the immediate right to acquire the securities underlying the options without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option written by the Fund may also be "covered" if the Fund holds on a share-for-share basis a covering call on the same securities where
(i) the exercise price of the covering call held is equal to or less than the exercise price of the call written or, if the exercise price of the covering call is greater than that of the call written, maintained by the Fund in cash or liquid securities in a segregated account with the Fund's custodian, and (ii) the covering call expires at the same time as or later than the call written. If a covered call option is not exercised, the Fund would keep both the option premium and the underlying security. If the covered call option written by the Fund is exercised and the exercise price, less the transaction costs, exceeds the cost of the underlying security, the Fund would realize a gain in addition to the amount of the option premium it received. If the exercise price, less transaction costs, is less than the cost of the underlying security, the Fund's loss would be reduced by the amount of the option premium.

     As the writer of a covered put option, the Fund will write a put option only with respect to securities it intends to acquire for its portfolio and will maintain in a segregated account with its custodian bank cash, U.S. Government securities or high- grade liquid debt securities with a value equal to the price at which the underlying security may be sold to the Fund in the event the put option is exercised by the purchaser. The Fund may also write a "covered" put option by purchasing on a share-for-share basis a put on the same security as the put written by the Fund if the exercise price of the covering put held is equal to or greater than the exercise price of the put written and the covering put expires at the same time as or later than the put written.

     When writing listed and over-the-counter covered put options on securities, the Fund would earn income from the premiums received. If a covered put option is not exercised, the Fund would keep the option premium and the assets maintained to cover the option. If the option is exercised and the exercise price, including transaction costs, exceeds the market price of the underlying security, the Fund would realize a loss, but the amount of the loss would be reduced by the amount of the option premium.

     If the writer of an exchange-traded option wishes to terminate its obligation prior to its exercise, it may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the Fund's position will be offset by the Options Clearing Corporation. The Fund may not effect a closing purchase transaction after it has been notified of the exercise of an option. There is no guarantee that a closing purchase transaction can be effected. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular option or at any particular time, and for some options no secondary market on an exchange may exist.

     In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. In the case of a written put option, it will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received for writing the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     Over-the-Counter Options. The Fund may engage in options transactions on exchanges and in the over-the-counter markets. In general, exchange-traded options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter ("OTC") transactions are two-party contracts with price and terms negotiated by the buyer and seller. The Fund will acquire only those OTC options for which management believes the Fund can receive on each business day at least two separate bids or offers (one of which will be from an entity other than a party to the option) or those OTC options valued by an independent pricing service. The Fund will write and purchase OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or their affiliates which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The SEC has taken the position that OTC options are illiquid securities subject to the restriction that illiquid securities are limited to not more than 15% of the Fund's net assets. The SEC, however, has a partial exemption from the above restrictions on transactions in OTC options. The SEC allows the Fund to exclude from the 15% limitation on illiquid securities a portion of the value of the OTC options written by the Fund, provided that certain conditions are met. First, the other party to the OTC options has to be a primary U.S. Government securities dealer designated as such by the Federal Reserve Bank. Second, the Fund must have an absolute contractual right to repurchase the OTC options at a formula price. If the above conditions are met, the Fund may treat as illiquid only that portion of the OTC option's value (and the value of its underlying securities) which is equal to the formula price for repurchasing the OTC option, less the OTC option's intrinsic value.

     Risks Associated with Options, Futures and Other Derivative Instruments. The risks associated with the Fund's transactions in options, futures and other derivative instruments, including mortgage-backed securities, may include some or all of the following:

     Market Risk. Options and futures transactions, as well as other derivative instruments, involve the risk that the applicable market will move against the Fund's derivative position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by the Fund. Investments in mortgage-backed securities are subject to the prepayment, extension, interest rate and other market risks described above.

     Leverage and Volatility Risk. Derivative instruments may increase or leverage the Fund's exposure to a particular market risk, which may increase the volatility of the Fund's net asset value. The Fund may partially offset the leverage inherent in derivative instruments by maintaining a segregated account consisting of cash and liquid securities, by holding offsetting portfolio securities or currency positions or by covering written options.

     Correlation Risk. The Fund's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instrument and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instruments, the assets underlying the derivative instrument and the Fund's portfolio assets.

     Credit Risk. Over-the-counter instruments involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

     Liquidity and Valuation Risk. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, an exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. The staff of the SEC takes the position that certain over-the-counter options are subject to the Fund's 15% limit on illiquid investments. The Fund's ability to terminate over-the-counter derivative instruments may depend on the cooperation of the counterparties to these instruments. For derivative instruments that are not heavily traded, the only source of price quotations may be the selling dealer or counterparty.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions. These restrictions may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund. A majority for this purpose means the holders of: (a) more than 50% of the outstanding shares, or (b) 67% or more of the shares represented at a meeting where more that 50% of the outstanding shares are represented, whichever is less.

     The Fund may not:

1. borrow money, except that as a temporary measure for extraordinary or emergency purposes the Fund may borrow from banks in aggregate amounts at any one time outstanding not exceeding 33 1/3% of the total assets (including the amount borrowed) of the Fund valued at market; and the Fund may not purchase any securities at any time when borrowings exceed 5% of the total assets of the Fund (taken at market value). This borrowing restriction does not prohibit the use of reverse repurchase agreements (see "Reverse Repurchase Agreements"). For purposes of this investment restriction, forward commitment transactions shall not constitute borrowings. Interest paid on any borrowings will reduce the Fund's net investment income;

2. make short sales of securities or purchase any security on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities (this restriction does not apply to securities purchased on a when-issued basis);

3. underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a security, and except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objectives as the Fund;

4. make loans to other persons except (a) through the lending of securities held by the Fund, (b) through the purchase of debt securities in accordance with the investment policies of the Fund (the entry into repurchase agreements is not considered a loan for purposes of this restriction);

5. with respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, as to which there are no percentage limits or restrictions) if immediately after and as a result of such purchase (a) more than 5% of the value of its assets would be invested in that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer, except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objectives as the Fund;

6. purchase or sell real estate (including limited partnership interests) other than securities secured by real estate or interests therein including mortgage-related securities or interests in oil, gas or mineral leases in the ordinary course of business (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities);

7. invest more than 25% of its total assets in the securities of issuers whose principal business activities are in the same industry (excluding obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements) except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same objectives as the Fund;

8. issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder; or

9. invest in securities of any company if, to the knowledge of the Trust, any officer or director of the Trust or its Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and all such officers and directors own in the aggregate more than 5% of the outstanding securities of such company.

     The following restrictions are designated as nonfundamental and may be changed by the Board of Trustees without shareholder approval.

     The Fund may not:

(a) invest in companies for the purpose of exercising control or management, except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment restrictions as the Fund;

(b) make investments in the securities of other investment companies, except as otherwise permitted by the 1940 Act or in connection with a merger, consolidation, or reorganization;

(c) purchase a security if, as a result, (i) more than 10% of the Fund's total assets wold be invested in the securities of other investment companies,
     (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or
     (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds. The Fund may not purchase the shares of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees.

(d) invest in commodities, except that the Fund may purchase and sell: options on securities and securities indices, futures contracts on securities and securities indices and options on these futures, forward commitments, when-issued securities, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies;

(e) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction no. 1 above;

(f) purchase warrants of any issuer, except on a limited basis, if, as a result, more than 2% of the value of its total assets would be invested in warrants which are not listed on the New York Stock Exchange and more than 5% of the value of its total assets would be invested in warrants, whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value in each case to warrants acquired by the Fund in units or attached to debt securities; or

(g) purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

THOSE RESPONSIBLE FOR MANAGEMENT

     The business of the Fund is managed by the Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers and directors of the Adviser or officers and directors of John Hancock Funds.

     Set forth below is the principal occupation or employment of the Trustees and officers of the Trust during the past five years.


Name, Address and                  Position Held                      Principal Occupation(s)
Date of Birth                      with the Trust                     During Past Five Years
-------------                      --------------                     ----------------------
Edward J. Boudreau, Jr.*           Trustee, Chairman and Chief        Chairman and Chief Executive
101 Huntington Avenue              Executive Officer(3)(4)            Officer, the Adviser and The
Boston, MA 02199                                                      Berkeley Financial Group ("The
October 1944                                                          Berkeley Group"); Chairman, NM
                                                                      Capital Management, Inc. ("NM
                                                                      Capital") and John Hancock Advisers
                                                                      International Limited ("Advisers
                                                                      International"); Chairman, Chief
                                                                      Executive Officer and President,
                                                                      John Hancock Funds, Inc. ("John
                                                                      Hancock Funds"); John Hancock
                                                                      Investor Services Corporation
                                                                      ("Investor Services"), First
                                                                      Signature Bank and Trust Company
                                                                      and Sovereign Asset Management
                                                                      Corporation ("SAMCorp"); Director,
                                                                      John Hancock Freedom Securities
                                                                      Corporation, John Hancock Capital
                                                                      Corporation and New England/ Canada
                                                                      Business Council; Member,
                                                                      Investment Company Institute Board
                                                                      of Governors; Director, Asia
                                                                      Strategic Growth Fund, Inc.;
                                                                      Trustee, Museum of Science; Vice
                                                                      Chairman and President, the Adviser
                                                                      (until July 1992); Chairman, John
                                                                      Hancock Distributors, Inc. (until
                                                                      April, 1994).

*    An "interested person" of the Fund, as such term is defined in the 1940
     Act.
(1)  Member of the Audit Committee of the Trust.
(2)  Member of the Committee on Administration of the Trust.
(3) Member of the Executive Committee of the Trust. The Executive Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)  Member of the Investment Committee of the Adviser.

                                       23

Name, Address and                  Position Held                      Principal Occupation(s)
Date of Birth                      with the Trust                     During Past Five Years
-------------                      --------------                     ----------------------

James F. Carlin                    Trustee(1)(2)                      Chairman and CEO, Carlin
233 West Central Street                                               Consolidated, Inc.
Natick, MA 01760                                                      (management/investments); Director,
April 1940                                                            Arbella Mutual Insurance Company
                                                                      (insurance), Consolidated Group
                                                                      Trust (insurance administration),
                                                                      Carlin Insurance Agency, Inc., West
                                                                      Insurance Agency, Inc. (until May
                                                                      1995) and Uno Restaurant Corp.;
                                                                      Chairman, Massachusetts Board of
                                                                      Higher Education (since 1995);
                                                                      Receiver, the City of Chelsea
                                                                      (until August 1992).

William H. Cunningham              Trustee(1)(2)                      Chancellor, University of Texas
601 Colorado Street                                                   System and former President of the
O'Henry Hall                                                          University of Texas, Austin, Texas;
Austin, TX 78701                                                      Lee Hage and Joseph D. Jamail
January 1944                                                          Regents Chair for Free Enterprise;
                                                                      Director, LaQuinta Motor Inns, Inc.
                                                                      (hotel management company);
                                                                      Director, Jefferson-Pilot
                                                                      Corporation (diversified life
                                                                      insurance company) and LBJ
                                                                      Foundation Board (education
                                                                      foundation); Advisory Director,
                                                                      Texas Commerce Bank - Austin.

Harold R. Hiser, Jr.               Trustee(1)(2)                      Executive Vice President,
Schering-Plough Corporation                                           Schering-Plough Corporation
One Giralda Farms                                                     (pharmaceuticals) (retired 1996);
Madison, NJ   07940-1000                                              Director, ReCapital Corporation
October 1931                                                          (reinsurance) (until 1995).


*    An "interested person" of the Fund, as such term is defined in the 1940
     Act.
(1)  Member of the Audit Committee of the Trust.
(2)  Member of the Committee on Administration of the Trust.
(3) Member of the Executive Committee of the Trust. The Executive Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)  Member of the Investment Committee of the Adviser.

                                       24

Name, Address and                  Position Held                      Principal Occupation(s)
Date of Birth                      with the Trust                     During Past Five Years
-------------                      --------------                     ----------------------

Charles F. Fretz                   Trustee(1)(2)                      Retired; self-employed; Former Vice
RD #5, Box 300B                                                       President and Director, Towers,
Clothier Springs Road                                                 Perrin, Forster & Crosby, Inc.
Malvern, PA 19355                                                     (international management
June 1928                                                             consultants) (1952-1985).

Anne C. Hodsdon*                   President and                      President and Chief Operating
101 Huntington Avenue              Trustee(3)(4)                      Officer, the Adviser; Executive
Boston, MA 02199                                                      Vice President, the Adviser (until
April 1953                                                            December 1994); Senior Vice
                                                                      President, the Adviser (until
                                                                      December 1993); Vice President, the
                                                                      Adviser (until 1991).

Charles L. Ladner                  Trustee(1)(2)                      Director, Energy North, Inc.
UGI Corporation                                                       (public utility holding
460 North Gulph Road                                                  company)(until 1992); Senior Vice
King of Prussia, PA 19406                                             President, Finance UGI Corp.
February 1938                                                         (holding company, public utilities,
                                                                      LPGAS).







*    An "interested person" of the Fund, as such term is defined in the 1940
     Act.
(1)  Member of the Audit Committee of the Trust.
(2)  Member of the Committee on Administration of the Trust.
(3) Member of the Executive Committee of the Trust. The Executive Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)  Member of the Investment Committee of the Adviser.

                                       25

Name, Address and                  Position Held                      Principal Occupation(s)
Date of Birth                      with the Trust                     During Past Five Years
-------------                      --------------                     ----------------------

Leo E. Linbeck, Jr.                Trustee(1)(2)                      Chairman, President, Chief
3810 W. Alabama                                                       Executive Officer and Director,
Houston, TX 77027                                                     Linbeck Corporation (a holding
August 1934                                                           company engaged in various phases
                                                                      of the construction industry and
                                                                      warehousing interests); Former
                                                                      Chairman, Federal Reserve Bank of
                                                                      Dallas (1992, 1993); Chairman of
                                                                      the Board and Chief Executive
                                                                      Officer, Linbeck Construction
                                                                      Corporation; Director, PanEnergy
                                                                      Eastern Corporation (a diversified
                                                                      energy company), Daniel Industries,
                                                                      Inc. (manufacturer of gas measuring
                                                                      products and energy related
                                                                      equipment), GeoQuest International,
                                                                      Inc. (a geophysical consulting
                                                                      firm) (1980- 1993); Director,
                                                                      Greater Houston Partnership.

Patricia P. McCarter               Trustee(1)(2)                      Director and Secretary, The
Swedesford Road                                                       McCarter Corp. (machine
RD #3, Box 121                                                        manufacturer).
Malvern, PA 19355
May 1928

Steven R. Pruchansky               Trustee(1)(2)                      Director and President, Mast
360 Horse Creek Drive, #208                                           Holdings, Inc. (since 1991);
Naples, FL 33942                                                      Director, First Signature Bank &
August 1944                                                           Trust Company (until August 1991);
                                                                      Director, Mast Realty Trust
                                                                      (1982-1994); President, Maxwell
                                                                      Building Corp. (until 1991).


*    An "interested person" of the Fund, as such term is defined in the 1940
     Act.
(1)  Member of the Audit Committee of the Trust.
(2)  Member of the Committee on Administration of the Trust.
(3) Member of the Executive Committee of the Trust. The Executive Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)  Member of the Investment Committee of the Adviser.

                                       26

Name, Address and                  Position Held                      Principal Occupation(s)
Date of Birth                      with the Trust                     During Past Five Years
-------------                      --------------                     ----------------------

Richard S. Scipione*               Trustee(3)                         General Counsel, John Hancock
John Hancock Place                                                    Mutual Life Insurance Company;
P.O. Box 111                                                          Director, the Adviser, Advisers
Boston, MA  02199                                                     International, John Hancock Funds,
August 1937                                                           Investor Services, John Hancock
                                                                      Distributors, Inc., John Hancock
                                                                      Subsidiaries, Inc., John Hancock
                                                                      Property and Casualty Insurance and
                                                                      its affiliates (until November
                                                                      1993), SAMCorp and NM Capital;
                                                                      Trustee, The Berkeley Group;
                                                                      Director, JH Networking Insurance
                                                                      Agency, Inc.

Norman H. Smith                    Trustee(1)(2)                      Lieutenant General, USMC, Deputy
Rt. 1, Box 249 E                                                      Chief of Staff for Manpower and
Linden, VA 22642                                                      Reserve Affairs, Headquarters
March 1933                                                            Marine Corps; Commanding General
                                                                      III Marine Expeditionary Force/3rd
                                                                      Marine Division (retired 1991).





*    An "interested person" of the Fund, as such term is defined in the 1940
     Act.
(1)  Member of the Audit Committee of the Trust.
(2)  Member of the Committee on Administration of the Trust.
(3) Member of the Executive Committee of the Trust. The Executive Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)  Member of the Investment Committee of the Adviser.

                                       27

Name, Address and                  Position Held                      Principal Occupation(s)
Date of Birth                      with the Trust                     During Past Five Years
-------------                      --------------                     ----------------------

John P. Toolan                     Trustee(1)(2)                      Director, The Smith Barney Muni
13 Chadwell Place                                                     Bond Funds, The Smith Barney
Morristown, NJ 07960                                                  Tax-Free Money Fund, Inc., Vantage
September 1930                                                        Money Market Funds (mutual funds),
                                                                      The Inefficient-Market Fund, Inc.
                                                                      (closed-end investment company) and
                                                                      Smith Barney Trust Company of
                                                                      Florida; Chairman, Smith Barney
                                                                      Trust Company (retired 1991);
                                                                      Director, Smith Barney, Inc.,
                                                                      Mutual Management Company and
                                                                      Smith, Barney Advisers, Inc.
                                                                      (investment advisers) (retired
                                                                      1991); Senior Executive Vice
                                                                      President, Director and member of
                                                                      the Executive Committee, Smith
                                                                      Barney, Harris Upham & Co.,
                                                                      Incorporated (investment bankers)
                                                                      (until 1991).

Robert G. Freedman*                Vice Chairman and Chief            Vice Chairman and Chief Investment
101 Huntington Avenue              Investment Officer(4)              Officer, the Adviser; President,
Boston, MA   02199                                                    the Adviser (until December 1994);
July 1938                                                             Director, the Adviser, Advisers
                                                                      International, John Hancock Funds
                                                                      Investor Services, SAMCorp and NM
                                                                      Capital; Senior Vice President, The
                                                                      Berkeley Group.


*    An "interested person" of the Fund, as such term is defined in the 1940
     Act.
(1)  Member of the Audit Committee of the Trust.
(2)  Member of the Committee on Administration of the Trust.
(3) Member of the Executive Committee of the Trust. The Executive Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)  Member of the Investment Committee of the Adviser.

                                       28

Name, Address and                  Position Held                      Principal Occupation(s)
Date of Birth                      with the Trust                     During Past Five Years
-------------                      --------------                     ----------------------

James B. Little*                   Senior Vice President and          Senior Vice President, the Adviser,
101 Huntington Avenue              Chief Financial Officer            The Berkeley Group, John Hancock
Boston, MA  02199                                                     Funds and Investor Services
February 1935

James J. Stokowski*                Vice President and                 Vice President, the Adviser.
101 Huntington Avenue              Treasurer
Boston, MA 02199
November 1946

Susan S. Newton*                   Vice President and                 Vice President and Assistant
101 Huntington Avenue              Secretary                          Secretary, the Adviser; Vice
Boston, MA 02199                                                      President and Secretary, John
March 1950                                                            Hancock Funds, Investor Services
                                                                      and John Hancock Distributors, Inc.
                                                                      (until 1994); Secretary, SAMCorp;
                                                                      Vice President, The Berkeley Group.

John A. Morin*                     Vice President                     Vice President, the Adviser,
101 Huntington Avenue                                                 Investor Services and John Hancock
Boston, MA 02199                                                      Funds; Counsel, John Hancock Mutual
July 1950                                                             Life Insurance Company; Vice
                                                                      President and Assistant Secretary,
                                                                      The Berkeley Group.


*    An "interested person" of the Fund, as such term is defined in the 1940
     Act.
(1)  Member of the Audit Committee of the Trust.
(2)  Member of the Committee on Administration of the Trust.
(3) Member of the Executive Committee of the Trust. The Executive Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)  Member of the Investment Committee of the Adviser.

     All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or trustees of one or more of the other funds for which the Adviser serves as investment adviser.

     As of January 31, 1997, the officers and trustees of the Fund as a group beneficially owned less than 1% of the Fund's outstanding shares. At such date, the following shareholders held, as record owner, 5% or more of the Fund's shares:

                                                           Percentage Ownership
Class A                               Shares Held          of Outstanding Shares
-------                               -----------          ---------------------

Merrill Lynch Pierce                    353,303                    14.54%
Fenner & Smith Inc.
Trade House Account-Book Entry
Team B - 3rd Floor
4800 Deer Lake Dr East
Jacksonville, FL 32246-6484

River Production Co. Inc.               166,883                     6.87%
PO Box 909
Columbia, MS 39429-0909

Class B
-------

Merrill Lynch Pierce                     95,327                    13.51%
Fenner & Smith Inc.
Trade House Account-Book Entry
Team B - 3rd Floor
4800 Deer Lake Dr East
Jacksonville, FL 32246-6484

     At such date, no other person owned of record or beneficially as much as 5% of the outstanding shares of the Fund.

     As of December 22, 1994, the Trustees have established an Advisory Board which acts to facilitate a smooth transition of management over a two-year period between Transamerica Fund Management Company ("TFMC"), the prior investment adviser of the Fund, and the Adviser. The members of the Advisory Board are distinct from the Board of Trustees, do not serve the Fund in any other capacity and are persons who have no power to determine what securities are purchased or sold on behalf of the Fund. Each member of the Advisory Board may be contacted at 101 Huntington Avenue, Boston, Massachusetts 02199.

     Members of the Advisory Board and their respective principal occupations during the past five years are as follows:

R. Trent Campbell, President, FMS, Inc. (financial and management services); former Chairman of the Board, Mosher Steel Company.

Mrs. Lloyd Bentsen, Formerly National Democratic Committeewoman from Texas; co-founder, Houston Parents' League; former board member of various civic and cultural organizations in Houston, including the Houston Symphony, Museum of Fine Arts and YWCA. Mrs. Bentsen is presently active in various civic and cultural activities in the Washington, D.C. area, including membership on the Area Board for The March of Dimes and is a National Trustee for the Botanic Gardens of Washington, D.C.

Thomas R. Powers,  Formerly Chairman of the Board, President and Chief Executive
     Officer, TFMC; Director, West Central Advisory Board, Texas Commerce Bank; Trustee, Memorial Hospital System; Chairman of the Board of Regents of Baylor University; Member, Board of Governors, National Association of Securities Dealers, Inc.; Formerly, Chairman, Investment Company Institute; formerly, President, Houston Chapter of Financial Executive Institute.

Thomas B.  McDade,  Chairman and  Director,  TransTexas  Gas Company;  Director,
     Houston Industries and Houston Lighting and Power Company; Director, TransAmerican Companies (natural gas producer and transportation); Member, Board of Managers, Harris County Hospital District; Advisory Director, Commercial State Bank, El Campo; Advisory Director, First National Bank of Bryan; Advisory Director, Sterling Bancshares; Former Director and Vice Chairman, Texas Commerce Bancshares; and Vice Chairman, Texas Commerce Bank.

     Compensation of the Board of Trustees and Advisory Board. The following table provides information regarding the compensation paid by the Fund during the Fund's most recently completed fiscal year and the other investment companies in the John Hancock Fund Complex to the Independent Trustees and the Advisory Board members for their services. The three non Independent Trustees,

Messrs. Boudreau, Scipione, and Ms. Hodsdon and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and received no compensation from the Fund for their services.

                            Aggregate               Total Compensation from all
                           Compensation             Funds in John Hancock Fund
Trustees                   from the Fund              Complex to Trustees*
--------                   -------------              --------------------

James F. Carlin              $  281                         $ 60,700

William H. Cunningham(**)       375                           69,700

Charles F. Frez                 281                           56,200

Harold R. Hiser, Jr. (**)       281                           60,200

Charles L. Ladner               281                           60,700

Leo E. Linbeck, Jr.             375                           73,200

Patricia P. McCarter            281                           60,700

Steven R. Pruchansky            281                           62,700

Norman H. Smith                 281                           62,700

John P. Toolan (**)             281                           60,700
                             ------                         --------
TOTAL                        $2,998                         $627,500

* The total compensation paid by the John Hancock Fund Complex to the Independent Trustees was $627,500 as of the calendar year ended December 31, 1995. All Trustees/Directors except Messrs. Cunningham and Linbeck are Trustees/Directors of 31 fund in the John Hancock Fund Complex. Messrs. Cunningham and Linbeck are Trustees/Directors of 30 funds.

** As of December 31, 1995, the value of the aggregate accrued deferred compensation from all funds in the John Hancock fund complex for Mr. Cunningham was $54,413, for Mr. Hiser was $31,324, and for Mr. Toolan was $71,437 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

                            Aggregate               Total Compensation from all
                           Compensation             Funds in John Hancock Fund
Trustees                   from the Fund              Complex to Trustees*
--------                   -------------              --------------------

R. Trent Campbell            $  541                         $ 54,000

Mrs. Lloyd Bentsen              541                           54,000

Thomas R. Powers                541                           54,000

Thomas B. McDade                541                           54,000
                             ------                         --------
TOTAL                        $2,164                         $216,000

***  For the calendar year December 31, 1995.

INVESTMENT ADVISORY AND OTHER SERVICES

     Investment Management Contract. As described in the Prospectus, the Fund receives investment advice from the Adviser. Investors should refer to the Prospectus and below for a description of certain information concerning the investment management contract. Each of the Trustees and principal officers affiliated with the Fund who is also an affiliated person of the Adviser is named above, together with the capacity in which such person is affiliated with the Fund, the Adviser or TFMC (the Fund's prior investment adviser).

     The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $18 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds, having a combined total of over 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of $80 billion, the Life Company is one of the ten largest life insurance companies in the United States and carries high ratings from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

     The Trust on behalf of the Fund has entered into an investment management contract with the Adviser. Under the investment management contract, the Adviser provides the Fund with (i) a continuous investment program, consistent with the Fund's stated investment objective and policies and (ii) supervision of all aspects of the Fund's operations except those that are delegated to a custodian, transfer agent or other agent. See "Organization and Management of the Fund" and "The Fund's Expenses" in the Prospectus for a description of certain information concerning the Fund's investment management contract.

     No person other than the Adviser and its directors and employees regularly furnishes advice to the Fund with respect to the desirability of the Fund investing in, purchasing or selling securities. The Adviser may from time to time receive statistical or other similar factual information, and information regarding general economic factors and trends, from the Life Company and its affiliates.

     Under the terms of the investment management contract with the Trust on behalf of the Fund, all expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Fund including, but not limited to, (i) the fees of the Independent Trustees of the Trust, (ii) the fees of the members of the Fund's Advisory Board (described above) and (iii) the continuous public offering of the shares of the Fund are borne by the Fund. Subject to the requirements the Internal Revenue Service imposes on funds that have a multiple-class structure, class expenses properly allocable to any Class A or Class B shares will be borne exclusively by such class of shares.

     As provided by the investment management contract, the Fund pays the Adviser an investment management fee, which is accrued daily and paid monthly in arrears, equal on an annual basis to 0.40% of the Fund's average daily net asset value. From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

     If the total of all ordinary business expenses of the Fund for any fiscal year exceeds the limitations prescribed by any state in which shares of the Fund are qualified for sale, the fee payable to the Adviser will be reduced to the extent required by these limitations. Currently, the most restrictive limit imposed by a state is 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2% of the next $70,000,000 and 1.5% of the remaining average daily net asset value. When calculating this limit, the Fund may include interest, brokerage commissions and extraordinary expenses.

     Pursuant to the investment management contract, the Adviser is not liable to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the investment management contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard by the Adviser of its obligations and duties under the investment management contract.

     The initial term of the investment management contract expires on September 25, 1997 and the investment management contract will continue in effect from year to year thereafter if approved annually by a vote of a majority of the Independent Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval, and by either a majority of the Trustees or the holders of a majority of the Fund's outstanding voting securities. The management contract may, on 60 days' written notice, be terminated at any time without the payment of any penalty to the Fund by vote of a majority of the outstanding voting securities of the Fund, by the Trustees or by the Adviser. The management contract terminates automatically in the event of its assignment.

     Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or for other funds or clients, for which the Adviser renders investment advice, arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the applicable investment management contract or any extension, renewal or amendment thereof remains in effect. If the Fund's investment management contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

     Under the Fund's master/feeder structure (which was terminated on September 22, 1995 pursuant to an Agreement and Plan of Liquidation and Termination dated June 13, 1995) existing for the fiscal years ended March 31, 1994, 1995 and 1996 (until September 22, 1995), the Fund invested all of its assets in Adjustable U.S. Government Fund (the "Portfolio"). During these years, advisory fees payable by the Portfolio to TFMC, the Portfolio's former investment adviser, and borne indirectly by the Fund, amounted to $184,072, $86,085 and $0, respectively. During the fiscal year ended March 31, 1996, advisory fees paid by the Portfolio to the Adviser and borne indirectly by the Fund, amounted to $137,927. A portion of these fees paid to TFMC and the Adviser during these periods was not imposed pursuant to the expense limitation arrangements in effect.

     Administration Agreement. Pursuant to an administration agreement, dated December 22, 1994, the Adviser provided the Fund with general office facilities and supervised the overall administration of the Fund including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of the independent contractors and agents of the Fund, the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records (other than accounting books and records) of the Fund. The Adviser paid all compensation of the Trustees, officers and employees of the Fund who were affiliated persons of the Adviser. The administration agreement terminated in September 1995. Under the administration agreement, the Adviser would have received from the Fund, a fee at an annual rate of 0.10% of the Fund's average daily net assets, subject to the expense limitation provisions described below. For the fiscal years ended March 31, 1994 and 1995, respectively, administration fees paid by the Fund to TFMC, the Fund's former administrator would have amounted to $46,091 and $21,511, respectively; and the Adviser would have received $7,171 for the year ended March 31, 1995; however, all such fees were not imposed pursuant to the fee and expense limitation arrangements then in effect.

     Under the administration agreement, neither the Adviser nor its personnel was liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund except for willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the administration agreement.

     Administrative Services Agreement. During the fiscal years ended March 31, 1994 and 1995, the Fund was a party to an administrative services agreement with TFMC (the "Services Agreement"), pursuant to which TFMC performed bookkeeping and accounting services and functions, including preparing and maintaining various accounting books, records and other documents and keeping such general ledgers and portfolio accounts as are reasonably necessary for the operation of the Fund. Other administrative services included communications in response to shareholder inquiries and certain printing expenses of various financial reports. In addition, such staff and office space, facilities and equipment was provided as necessary to provide the required administrative services. The Services Agreement was amended in connection with the appointment of the Adviser as administrator to the Fund to permit services under the Agreement to be provided by the Adviser and its affiliates. The Services Agreement was terminated during the fiscal year ended March 31, 1995.

     For the fiscal years ended March 31, 1994 and 1995, the Fund paid to TFMC (pursuant to the Services Agreement), $18,021 and $9,604, respectively, of which $14,730 and $8,164, respectively, was paid to TFMC and $3,291 and $1,440, respectively, was paid for certain data processing and pricing information services.

     For the fiscal years ended March 31, 1994 and 1995, the Portfolio paid TFMC (pursuant to the Services Agreement), $38,012 and $24,461, respectively, of which $26,722 and $17,704, respectively, was paid to TFMC and $11,290 and $6,757, respectively, were paid for certain data processing and pricing information services.

DISTRIBUTION CONTRACTS

     Distribution Contracts. The Fund has a distribution contract with John Hancock Funds. This contract was initially adopted on behalf of the Fund by the Trustees on December 22, 1994. Under the contract, John Hancock Funds is obligated to use its best efforts to sell shares on behalf of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the Prospectus.

     Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended March 31, 1994, 1995 and 1996 were $59,793, $24,555 and $4,976, respectively. Of such amounts, $7,455, $4,090 and $0, respectively, were retained by the Fund's former distributor, Transamerica Fund Distributors, Inc. or the current distributor in 1995 and 1996, as the case may be, and the remainder was reallowed to dealers.

     Distribution Plans. The Board of Trustees, including the Independent Trustees of the Fund, approved new distribution plans pursuant to Rule 12b-1 under the 1940 Act. Such Plans were approved by a majority of the outstanding shares of each respective class on December 16, 1994 and became effective on December 22, 1994.

     Under the Class A Plan, the distribution or service fee will not exceed an annual rate of 0.25% of the average daily net asset value of the Class A shares of the Fund. Any expenses under the Fund's Class A Plan not reimbursed within 12 months of being presented to the Fund for repayment are forfeited and not carried over to future years. Under the Class B Plan, the distribution or service fee to be paid by the Fund will not exceed an annual rate of 1.00% of the average daily net assets of the Class B shares of the Fund; provided that the portion of such fee used to cover Service Expenses (described below) shall not exceed an annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. The Fund has determined that it will pay up to 0.90% to John Hancock Funds but may in the future determine to pay up to 1.00% under the Class B Plan. Under the Class B Plan, the fee covers the Distribution and Service Expenses (described below) and interest expenses on unreimbursed distribution expenses. In accordance with generally accepted accounting principles, the Fund does not treat unreimbursed distribution expenses attributable to Class B shares as a liability of the Fund and does not reduce the current net assets of Class B by such amount although the amount may be payable in the future.

     The fee may be spent by John Hancock Funds on Distribution Expenses or Service Expenses. "Distribution Expenses" include any activities or expenses primarily intended to result in the sale of shares of the relevant class of the

Fund, including, but not limited to: (i) initial and ongoing sales compensation payable out of such fee as such compensation is received by John Hancock Funds or by Selling Brokers, (ii) direct out-of-pocket expenses incurred in connection with the distribution of shares, including expenses related to printing of prospectuses and reports; (iii) preparation, printing and distribution of sales literature and advertising material; (iv) an allocation of overhead and other branch office expenses of John Hancock Funds related to the distribution of Fund shares; (v) distribution expenses that were incurred by the Fund's former distributor and not recovered through payments under the Class A or Class B former plans or through receipt of contingent deferred sales charges; and (vi) in the event that any other investment company (the "Acquired Fund") sells all or substantially all of its assets to, merges with or otherwise engages in a combination with the Fund, distribution expenses originally incurred in connection with the distribution of the Acquired Fund's shares. Service Expenses under the Plans include payments made to, or on account of, account executives of selected broker-dealers (including affiliates of John Hancock Funds) and others who furnish personal and shareholder account maintenance services to shareholders of the relevant class of the Fund.

     Total payments made under the current Class A Rule 12b-1 plan to the distributor during the fiscal year ended March 31, 1996 amounted to $56,470 and, of such amount, (1) $2,093 represented payments for advertising and promotion expenses, (2) $2,242 represented payments for the cost of printing and mailing of prospectuses to other than current shareholders, (3) $45,993 represented payments for compensation to selling brokers, (4) $6,142 represented expenses of the distributor, and (5) $0 represented interest, carrying, or other finance charges.

     Total payments made under the current Class B Rule 12b-1 plan to the distributor during the fiscal year ended March 31, 1996 amounted to $83,126 and, of such amount, (1) $478 represented payments for advertising and promotion expenses, (2) $1,154 represented payments for the cost of printing and mailing of prospectuses to other than current shareholders, (3) $74,107 represented payments for compensation to selling brokers, (4) $1,940 represented expenses of the distributor, and (5) $5,447 represented interest, carrying, or other finance charges.

     For the fiscal year ended March 31, 1996, the distributor received an aggregate of $34,262 in contingent deferred sales charges from redemption of the Class B shares.

     Each Plan provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each Plan provides that it may be terminated (a) at any time by vote of a majority of the Trustees, a majority of the Independent Trustees, or a majority of the respective Class' outstanding voting securities or (b) by John Hancock Funds on 60 days' notice in writing to the Fund. Each Plan further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Trust. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. By adopting the Plans, the Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the Fund.

     Information regarding the services rendered under the Plans and the amounts paid by each Class of the Fund are reviewed by the Trustees on a quarterly basis.

     When the Trust seeks an Independent Trustee to fill a vacancy or as a nominee for election by shareholders, the selection or nomination of the
Independent Trustee is, under resolutions adopted by the Trustees contemporaneously with their adoption of the Plan, committed to the discretion of the Committee on Administration of the Trustees. The members of the Committee on Administration are all Independent Trustees and identified in this Statement of Additional Information under the heading "Those Responsible for Management."

NET ASSET VALUE

     For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

     Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

     Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. If market quotations are not readily available or if in the opinionof the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

     The Fund will not price its securities on the following  national holidays:
New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

INITIAL SALES CHARGE ON CLASS A SHARES

     Class A shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive a Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest. The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or if John Hancock Investor Services, Inc. ("Investor Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

     Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by
(a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or her own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Investor Services or a Selling Broker's representative.

     Without Sales Charge. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.

o A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharings or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o    A member of an approved affinity group financial services plan.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, for each Fund other than Money Market Fund, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

     Amount Invested                         CDSC Rate
     ---------------                         ---------
     $1 million to $4,999,000                  1.00%
     Next $5 million to $9,999,999             0.50%
     Amounts of $10 million and over           0.25%

     Class A shares may also be  purchased  without an initial  sales  charge in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

     Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current account value of the Class A shares already held by such person.

     Combination Privilege. Reduced sales charges (according to the schedule set forth in the Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

     Letter  of  Intention.   Reduced  sales  charges  are  also  applicable  to
investments  made over a  specified  period  pursuant  to a Letter of  Intention
(LOI), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include IRA's, SEP, SARSEP, 401(k) plans, 403(b) plans (including TSAs) and 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Investor Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, thedifference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.

     The LOI authorizes Investor Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Investor Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

     Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six- year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. Upon redemption, appreciation is effective only on a per share basis for those shares being redeemed. Appreciation of shares cannot be redeemed CDSC free at the account level.

     When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

*        Proceeds of 50 shares redeemed at $12 per share                   $600
*        Minus proceeds of 10 shares not subject to CDSC (dividend
         reinvestment)                                                     -120
*        Minus appreciation on remaining shares (40 shares X $2)            -80
                                                                           ----
*        Amount subject to CDSC                                            $400


Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectus for additional information regarding the CDSC.

     Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

*    Redemptions   made  under  certain   liquidation,   merger  or  acquisition
     transactions involving other investment companies or personal holding companies.

*    Redemptions due to death or disability.

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*    Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under section 401(a) of the Code (such as 401k, Money Purchase Pension Plan, Profit-Sharing Plan).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992.

Please see matrix for reference.

CDSC Waiver Matrix for Class B Funds

------------------------------------------------------------------------------------------------------------------------
                    401(a) Plan
Type of             (401(k), MPP,                                                    IRA, IRA
Distribution        PSP)              403(b)                 457                     Rollover             Non-retirement
------------------------------------------------------------------------------------------------------------------------
Death or            Waived            Waived                 Waived                  Waived               Waived
Disability
------------------------------------------------------------------------------------------------------------------------
Over 70 1/2         Waived            Waived                 Waived                  Waived for           12% of account
                                                                                     mandatory            value annually
                                                                                     distributions or     in periodic
                                                                                     12% of account       payments
                                                                                     value annually
                                                                                     in periodic
                                                                                     payments
------------------------------------------------------------------------------------------------------------------------
Between 59 1/2      Waived            Waived                 Waived                  Waived for Life      12% of account
and 70 1/2                                                                           Expectancy or 12%    value annually
                                                                                     of account value     in periodic
                                                                                     annually in          payments
                                                                                     periodic payments
------------------------------------------------------------------------------------------------------------------------
Under 59 1/2        Waived            Waived for annuity     Waived for annuity      Waived for annuity   12% of account
                                      payments (72t)or       payments (72t)or        payments (72t)or     value annually
                                      12% of account         12% of account          12% of account       in periodic
                                      value annually in      value annually in       value annually in    payments
                                      periodic payments      periodic payments       periodic payments
------------------------------------------------------------------------------------------------------------------------
Loans               Waived            Waived                 N/A                     N/A                  N/A
------------------------------------------------------------------------------------------------------------------------
Termination of      Not Waived        Not Waived             Not Waived              Not Waived           N/A
Plan
------------------------------------------------------------------------------------------------------------------------
Hardships           Waived            Waived                 Waived                  N/A                  N/A
------------------------------------------------------------------------------------------------------------------------
Return of
Excess              Waived            Waived                 Waived                  Waived               N/A
------------------------------------------------------------------------------------------------------------------------

If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

     Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, the Fund must redeem its shares for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one account.

ADDITIONAL SERVICES AND PROGRAMS

     Exchange Privilege. As described in the Prospectus, the Fund permits exchanges of shares of any class of the Fund for shares of the same class in any other John Hancock fund offering that class.

     Systematic Withdrawal Plan. As described briefly in the Prospectus, the Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of shares of the Fund. Since the redemption price of shares of the Fund may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in recognition of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A and Class B shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.

     Monthly Automatic Accumulation Program ("MAAP"). The program, as it relates to automatic investment checks, is subject to the following conditions:

     The investments will be drawn on or about the day of the month indicated.

     The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Investor Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

     The program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the due date of any investment.

     Reinvestment Privilege. A shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or any other John Hancock funds, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of other John Hancock funds. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

     A redemption or exchange of the Fund is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of the Fund will be treated for tax purposes as described under the caption "Tax Status."

DESCRIPTION OF THE FUND'S SHARES

     The Declaration of Trust permits the Trustees to create an unlimited number of series and classes of shares of the Trust and to issue an unlimited number of full or fractional shares and to divide or combine the shares into a greater or lesser number of shares without changing the proportionate beneficial interests of the series.

     Each share represents an equal proportionate interest in the aggregate net assets attributable to each class or series. The interest of investors in the various series or classes of the Trust is separate and distinct. All consideration received for the sales of shares of a particular series or class of the Trust, all assets in which such consideration is invested and all income, earnings and profits derived from such investments will be allocated to and belong to that series or class. As such, each such share is entitled to dividends and distributions out of the net income belonging to that series or class as declared by the Board of Trustees. Shares of the Trust have a par value of $0.01 per share. The assets of each series are segregated on the Trust's books and are charged with the liabilities of that series and with a share of the Trust's general liabilities. The Board of Trustees determines those assets and liabilities deemed to be general assets or liabilities of the Trust, and these items are allocated among each series in proportion to the relative total net assets of each series.

     Pursuant to the Declaration of Trust, the Trustees have established the Fund and may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B. The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund.

     The holders of Class A and Class B shares each have certain exclusive voting rights on matters relating to their respective Rule 12b-1 distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

     Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that
(i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by such class, (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any other class expenses properly attributable to that class of shares, subject to certain conditions imposed by the Internal Revenue Service in issuing rulings to funds with a multiple- class structure. Similarly, the net asset value per share may vary depending on the class of shares purchased.

     Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. Liability is therefore limited to circumstances in which the Trust itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

     Notwithstanding the fact that the Prospectus is a combined prospectus for the Fund and other John Hancock mutual funds, the Fund shall not be liable for the liabilities of any other John Hancock mutual fund.

     In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

TAX STATUS

     The Fund has qualified and has elected to be treated as a "regulated investment company" under Subchapter M of the Code intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

     The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

     Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions from investment company taxable income and/or net capital gain may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

     Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

     The amount of net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interests of the Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

     Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

     Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

     For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $15,486,880 of capital loss carryforwards as of the tax year ended December 31, 1995, of which $3,014,883 expires in 1996,

$5,412,804  expires in 1997,  $653,763  expires in 1998,  $2,152,064  expires in
1999,  $3,826,207  expires in 2001, and $427,159  expires in 2002,  available to offset future net capital gains.

     The Fund's dividends and capital gain distributions will not qualify for the corporate dividends-received deduction.

     The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options and futures contracts, may also require the Fund to recognize gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

     A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

     The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

     The Fund may be required to account for its transactions in forward rolls in a manner that, under certain circumstances, may limit the extent of its participation in such transactions.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

     Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures and options transactions.

     Certain options and futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Also, certain of the Fund's losses on its transactions involving options or futures contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options and futures contracts in order to seek to minimize any potential adverse tax consequences.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

     The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

     For the 30-day period ended September 30, 1996, the annualized yield for the Fund's Class A shares and Class B shares were 6.35% and 5.89%, respectively. Average annual return for the Fund's Class A and Class B shares for the period from December 31, 1991 (inception of the Fund) through September 30, 1996, was 4.00% and 4.00%, respectively. For the one year period ended September 30, 1996 annual returns were 0.83% and 0.23%, respectively, for Class A and Class B shares of the Fund.

     The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                         Yield = 2([(a - b) + 1] 6 - 1)
                                     -----
                                      cd

Where:

a =  dividends and interest earned during the period.

b =  net expenses accrued during the period.

c = the average daily number of shares of the Fund outstanding during the period that would be entitled to receive dividends.

d = the maximum offering price per share on the last day of the period (NAV where applicable).

     The Fund's total return is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                 n _____
                            T = \ /ERV/P - 1

Where:

P =  a hypothetical initial investment of $1,000.

T =  average annual total return

n =  number of years

ERV= ending redeemable value of a hypothetical $1,000 investment made at designated periods or fraction thereof.

     In the case of Class A shares or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period. This calculation also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period.

     In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's maximum sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

     From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper -- Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibbotson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well a the Russell and Wilshire Indices.

     Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

     The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

     Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by its investment committee, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker to reflect a "spread." Investments in debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

     The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities

Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

     To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will not make any commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices of the Adviser in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ended March 31, 1996, 1995, and 1994, no negotiated brokerage commissions were paid on portfolio transactions.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. During the fiscal year ended March 31, 1996, the Fund did not pay commissions to compensate any brokers for research services such as industry, economic and company reviews and evaluations of securities.

     The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony Incorporated ("Tucker Anthony") and Sutro & Company, Inc. ("Sutro"), (collectively "Affiliated Brokers"). Pursuant to procedures established by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the years ended March 31, 1996, 1995 and 1994, the Fund did not execute any portfolio transactions with any Affiliated Brokers.

     Any of the Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund, the Adviser or the Affiliated Brokers. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Fund will not effect principal transactions with Affiliated Brokers. The Fund may, however, purchase securities from other members of underwriting syndicates of which Tucker Anthony, Sutro and John Hancock Distributors are members, but only in accordance with the policy set forth above and procedures adopted and reviewed periodically by the Trustees.

     The turnover rates for the Fund for the fiscal years ended March 31, 1994, 1995, and 1996 were 244%, 341%, and 423%, respectively. Such rates reflect the difference between the years' varying market conditions.

TRANSFER AGENT SERVICES

     John Hancock  Investor  Services  Corporation,  P.O. Box 9116,  Boston,  MA
02205- 9116, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays an annual fee of $20.00 for each Class A shareholder and $22.50 for each Class B shareholder, plus certain out-of- pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of the relative net asset values.

CUSTODY OF THE FUND

     Portfolio securities of the Fund are held pursuant to custodian agreements between the Trust on behalf of the Fund and Investors Bank & Trust Company ("IBT"), 24 Federal Street, Boston, Massachusetts 02110. Under the custodian agreements, IBT performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

     The independent auditors of the Fund are Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. Ernst & Young LLP audits and renders an opinion of the Fund's annual financial statements and prepares the Fund's annual Federal income tax return.

                                   APPENDIX A


     The  ratings of  Moody's  Investors  Service,  Inc.  and  Standard & Poor's
Corporation represent their opinions as to the quality of various debt instruments. Their ratings are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. Such limitations include the following: the rating of an issue is heavily weighted by past developments and does not necessarily reflect probable future conditions; there is frequently a lag between the time a rating is assigned and the time it is updated; and there are varying degrees of difference in credit risk of securities in each rating category. Therefore, it should be understood, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Description of Bond Ratings Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated b generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principle or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Ratings Group

AAA: Bonds rated AAA have the higher rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A: Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC: Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

                              FINANCIAL STATEMENTS

                             JOHN HANCOCK BOND FUND

                                     PART C.

                                OTHER INFORMATION


Item 24. Financial Statements and Exhibits

     (a) The financial statements listed below are included in and incorporated by reference into Part B of the Registration Statement of the John Hancock Government Income Fund and John Hancock High Yield Bond Funds 1996 Annual Report to Shareholders for the year ended October 31, 1996 (filed electronically on December 27, 1996; file nos. 811-03006 and 2-66906; accession number 000929916-96-000373); John Hancock Intermediate Maturity Government Fund (file nos. 811-03006 and 2-66906) 1996 Annual Report to Shareholders for the year ended March 31, 1996 (filed electronically on May 22, 1996, accession number
0001010521-96-000080) and Semi-Annual Report to Shareholders (filed electronically on November 14, 1996, accession number 0000928816-96-000333).

     John Hancock Government Income Fund

     Statement of Assets and Liabilities as of October 31, 1996.
     Statement of Operations for the year ended  October 31, 1996.
     Statement of Changes in Net Asset for each of the two years in the period ended October 31, 1996.
     Notes to Financial Statements.
     Financial Highlights for each of the 9 years in the period ended October 31, 1996.
     Schedule of Investments as of October 31, 1996.
     Report of Independent Auditors.

     John Hancock High Yield Bond Fund

     Statement of Assets and Liabilities as of October 31, 1996.
     Statement of Operations for the year ended October 31, 1996.
     Statement of Changes in Net Asset for each of the two years in the period ended October 31, 1996.
     Notes to Financial Statements.
     Financial Highlights for each of the 10 years in the period ended October 31, 1996.
     Schedule of Investments as of October 31, 1996.
     Report of Independent Auditors.

     John Hancock Intermediate Maturity Government Fund

     Statement of Assets and  Liabilities as of March 31, 1996.
     Statement of Operations of the year ended March 31, 1996.
     Statement of Changes in Net Asset for each of the two years in the period ended March 31, 1996.
     Notes to Financial Statements.
     Financial Highlights for each of the years in the period ended March 31, 1996 and the period ended March 31, 1992.
     Schedule of Investments as of March 31, 1996.
     Report of Independent Auditors.

     Statement of Assets and Liabilities as of September 30, 1996 (unaudited). Statement of Operations of the year ended September 30, 1996 (unaudited). Statement of Changes in Net Asset for each of the two years in the period ended September 30, 1996 (unaudited).
     Notes to Financial Statements.
     Financial Highlights for the period ended September 30, 1996 (unaudited). Schedule of Investments as of September 30, 1996 (unaudited).

     (b)  Exhibits:

     The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 25. Persons Controlled by or under Common Control with Registrant

     No person is directly or indirectly controlled by or under common control with Registrant.

Item 26. Number of Holders of Securities

     As of January 31, 1997, the number of record holders of shares of the Registrant was as follows:


          Title of Class                        Number of Record Holders
          --------------                        ------------------------

Intermediate Maturity Government Fund
          Class A Shares -                                  930
          Class B Shares -                                  846

     Government Income Fund
          Class A Shares -                               27,413
          Class B Shares -                                9,928

      High Yield Bond Fund
          Class A Shares -                                3,634
          Class B Shares -                               13,068

Item 27. Indemnification

     (a) Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article VII of the Registrant's By Laws included as Exhibit 2 herein.

     (b) Under Section 12 of the Distribution Agreement, John Hancock Funds, Inc. ("John Hancock Funds" ) has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

     Section 9(a) of the By-Laws of John Hancock Mutual Life Insurance Company ("the Insurance Company") provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any liability or expense incurred in connection with any matter settled without final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

     Article IX of the respective By-Laws of John Hancock Funds and John Hancock Advisers, Inc.("the Adviser") provide as follows:

"Section 9.01. Indemnity: Any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the Corporation a director, officer, employee or agent of the Corporation or is or was at any time since the inception of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and the liability was not incurred by reason of gross negligence or reckless disregard of the duties involved in the conduct of his office, and expenses in connection therewith may be advanced by the Corporation, all to the full extent authorized by the law."

"Section 9.02. Not Exclusive; Survival of Rights: The indemnification provided by Section 9.01 shall not be deemed exclusive of any other right to which those indemnified may be entitled, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person."

Insofar as indemnification for liabilities under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Declaration of Trust and By-Laws of John Hancock Funds, the Adviser, or the Insurance Company or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Advisers

     For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Adviser, reference is made to Form ADV (801-8124) filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.

Item 29. Principal Underwriters

     (a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Cash Reserve, Inc., John Hancock Bond Trust, John Hancock Current Interest, John Hancock Series, Inc., John Hancock Tax-Free Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Limited Term Government Fund, John Hancock Special Equities Fund, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John
Hancock  Technology  Series,   Inc.,  John  Hancock  World  Fund,  John  Hancock
Investment  Trust,  John  Hancock   Institutional  Series  Trust,  John  Hancock
Investment Trust II, John Hancock Investment Trust III and John Hancock Investment Trust IV.

     (b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.


       Name and Principal                Positions and Offices               Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------
Edward J. Boudreau, Jr.            Director, Chairman, President and      Trustee, Chairman and Chief
101 Huntington Avenue                   Chief Executive Officer                Executive Officer
Boston, Massachusetts

Robert H. Watts                         Director, Executive Vice                      None
John Hancock Place                   President and Chief Compliance
P.O. Box 111                                    Officer
Boston, Massachusetts

Robert G. Freedman                              Director                    Vice Chairman and Chief
101 Huntington Avenue                                                          Investment Officer
Boston, Massachusetts

Stephen M. Blair                        Executive Vice President                      None
101 Huntington Avenue
Boston, Massachusetts

James W. McLaughlin                      Senior Vice President                        None
101 Huntington Avenue                             and
Boston, Massachusetts                   Chief Financial Officer

David A. King                                   Director                              None
101 Huntington Avenue
Boston, Massachusetts

James B. Little                          Senior Vice President             Senior Vice President and
101 Huntington Avenue                                                       Chief Financial Officer
Boston, Massachusetts

William S. Nichols                       Senior Vice President                        None
101 Huntington Avenue
Boston, Massachusetts

John A. Morin                        Vice President and Secretary              Vice President
101 Huntington Avenue
Boston, Massachusetts

Susan S. Newton                             Vice President                     Vice President
101 Huntington Avenue                                                          and Secretary
Boston, Massachusetts

Christopher M. Meyer                   Second Vice President and                    None
101 Huntington Avenue                          Treasurer
Boston, Massachusetts

Stephen L. Brown                               Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts


                                      C-4


       Name and Principal                Positions and Offices               Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------

Thomas E. Moloney                              Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                            Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Anne C. Hodsdon                                Director                           President
101 Huntington Avenue
Boston, Massachusetts

John Goldsmith                                 Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Richard O. Hansen                              Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John M. DeCiccio                               Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Foster  L. Aborn                               Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

David F. D'Alessandro                          Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

William C. Fletcher                            Director                              None
53 State Street
Boston, Massachusetts

James V. Bowhers                       Executive Vice President                      None
101 Huntington avenue
Boston, Massachusetts

Anthony P. Petrucci                      Senior Vice President                       None
101 Huntington Avenue
Boston, Massachusetts

Charles H. Womack                        Senior Vice President                       None
6501 Americas Parkway
Suite 950
Albuquerque, New Mexico


                                      C-5


       Name and Principal                Positions and Offices               Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------

Keith Harstein                           Senior Vice President                       None
101 Huntington Avenue
Boston, Massachusetts

Karen Walsh                                 Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

Griselda Lyman                              Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

     (c) None.

Item 30. Location of Accounts and Records

     The Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-1(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 101 Huntington Avenue, Boston Massachusetts 02199-7603. Certain records, including records relating to
     Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of Registrant's Transfer Agent and Custodian.

Item 31. Management Services

     Not applicable.

Item 32. Undertakings

     (a) Not applicable

     (b) Not applicable

     (c) Registrant hereby undertakes to furnish each person to whom a prospectus with respect to a series of the Registrant is delivered with a copy of the latest annual report to shareholders with respect to that series upon request and without charge.

     (d) Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940, as amended which relates to the assistance to be rendered to shareholders by the Trustees of the Registrant in calling a meeting of shareholders for the purpose of voting upon the question of the removal of a trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 24th day of February, 1997.

                                                 JOHN HANCOCK BOND FUND


                                                 By:       *
                                                 -------------------------------
                                                    Edward J. Boudreau, Jr.
                                                    Chairman and Chief Executive
                                                    Officer

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                Signature                             Title                             Date
                ---------                             -----                             ----

             *                              Chairman and Chief Executive
-----------------------                     Officer (Principal Executive Officer)
Edward J. Boudreau, Jr.


/s/ James B. Little                         Senior Vice President and Chief          February 24, 1997
-----------------------                     Financial Officer (Principal
James B. Little                             Financial and Accounting Officer)


              *                             Trustee
-----------------------
James F. Carlin


              *                             Trustee
-----------------------
William H. Cunningham


              *                             Trustee
-----------------------
Charles F. Fretz


              *                             Trustee
-----------------------
Anne C. Hodsdon


                                      C-7



                Signature                             Title                             Date
                ---------                             -----                             ----

              *                             Trustee
----------------------
Charles L. Ladner

              *                             Trustee
----------------------
Leo E. Linbeck, Jr.

              *                             Trustee
----------------------
Patricia P. McCarter

              *                             Trustee
----------------------
Steven R. Pruchansky

              *                             Trustee
----------------------
Richard S. Scipione


              *                             Trustee
----------------------
Norman H. Smith


              *                             Trustee
----------------------
John P. Toolan




*By:     /s/ Susan S. Newton                                                         February 24, 1997
         --------------------------
         Susan S. Newton,
         Attorney-in-Fact, under
         Powers of Attorney dated
         June 25, 1996.

                             JOHN HANCOCK BOND FUND

                               (File No. 2-66906)

                                INDEX TO EXHIBITS


99.B1    Amended and Restated Declaration of Trust dated 7/1/96.*

99.B2    Amended and Restated By-Laws dated November 19, 1996.+

99.B3    Not Applicable.

99.B4    Specimen Share Certificates for Class A Shares and Class B Shares.*

99.B5 Investment Advisory Agreement between John Hancock Advisers, Inc. and the Registrant on behalf of John Hancock Intermediate Maturity Government Fund.*

99.B5.1 Investment Management Contract between John Hancock Advisers, Inc. and the Registrant on behalf of John Hancock Government Income Fund dated August 30, 1996.+

99.B5.2 Investment Management Contract between John Hancock Advisers, Inc. and the Registrant on behalf of John Hancock High Yield Bond Fund dated August, 30, 1996.+

99.B6 Distribution Agreement between John Hancock Broker Distribution Services, Inc. and the Registrant.*

99.B6.1 Form of Soliciting Dealer Agreement between John Hancock Funds, Inc. and the John Hancock funds.*

99.B6.2 Form of Financial Institution Sales and Service Agreement between John Hancock Funds, Inc. and the John Hancock funds.*

99.B6.3  Amendment to Distribution Agreement dated August 30, 1996.+

99.B7    Not Applicable.

99.B8 Master Custodian Agreement between the John Hancock funds and Investors Bank & Trust Company.*

99.B9 Transfer Agency Agreement between John Hancock Investor Services Corporation and the John Hancock funds.*

99.B9.1 Amended Transfer Agency Agreement and Fee Schedule between John Hancock Investor Services and Government Income and High Yield Bond Funds dated August 30, 1996.+

99.B10   24e2 Opinion.+

99.B11    Auditors Consents.+

99.B12    Not Applicable.

99.B13    Not Applicable.

99.B14    Not Applicable.

99.B15 Rule 12b-1 Plans for Class A Shares for John Hancock Intermediate Maturity Government Fund.*

99.B15.1 Rule 12b-1 Plans for Class B Shares for John Hancock Intermediate Maturity Government Fund.*

99.B15.2 Rule 12b-1 Plans for Class A Shares for John Hancock High Yield Bond Fund dated August 30, 1996.+

99.B15.3 Rule 12b-1 Plans for Class B Shares for John Hancock High Yield Bond Fund dated August 30, 1996.+

99.B15.4 Rule 12b-1 Plans for Class A Shares for John Hancock Government Income Fund dated August 30, 1996.+

99.B15.5 Rule 12b-1 Plans for Class B Shares for John Hancock Government Income Fund dated August 30, 1996.+

99.B16 Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22.*

27.1A     Government Income - Annual+
27.1B     Government Income - Annual+
27.2A     High Yield Bond - Annual+
27.2B     High Yield Bond - Annual+
27.3A     Intermediate Maturity Government - Annual+
27.3B     Intermediate Maturity Government - Annual+
27.4A     Intermediate Maturity Government - Semi-Annual+
27.4B     Intermediate Maturity Government - Semi-Annual+


*    Previously  filed   electronically   with  Registration   Statement  and/or
     post-effective amendment no. 31 file nos. 811-03006 and 2-66906 on July 17, 1995, accession number 0000950135-95-001528.

+    Filed herewith